As filed with the Securities and Exchange Commission on September 25, 2015

Securities Act File No. 333-202835

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 3

☐ Post-Effective Amendment No.

Fifth Street Senior Floating Rate Corp.

(Exact name of registrant as specified in charter)

777 West Putnam Avenue, 3rd Floor
Greenwich, CT 06830
(203) 681-3600

(Address and telephone number, including area code, of principal executive offices)

Ivelin M. Dimitrov
Fifth Street Senior Floating Rate Corp.
777 West Putnam Avenue, 3rd Floor
Greenwich, CT 06830

(Name and address of agent for service)

Copies to:

Steven B. Boehm, Esq.
Harry S. Pangas, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth St., NW, Suite 700
Washington, DC 20001-3980
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)		Amount of Registration Fee(1)
Common Stock, $0.01 par value per share(2)(3)	$		$
Debt Securities(4)
Warrants(3)
Total(5)		$700,000,000		$81,340	(6)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent such securities are, by their terms, convertible or exchangable for common stock.
(3)	Subject to Note 5 below, there is being registered hereunder an indeterminate number of shares of common stock or warrants as may be sold, from time to time. Warrants represent rights to purchase common stock or debt securities.
(4)	Subject to Note 5 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $700,000,000.
(5)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $700,000,000.
(6)	Previously paid. Upon effectiveness of this registration statement, any offering contemplated under the registration statement on Form N-2 (File No. 333-191701) will be terminated.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 25, 2015

Fifth Street Senior Floating Rate Corp.

$700,000,000

Common Stock
Debt Securities
Warrants

We may offer, from time to time in one or more offerings, up to $700,000,000 of shares of our common stock, debt securities or warrants to purchase common stock or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments while seeking to preserve our capital. We intend to achieve our investment objective by investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to middle market companies whose debt is rated below investment grade and “junk,” which we refer to collectively as “senior loans.” We use the term “unitranche” to refer to debt instruments that combine both senior and subordinated debt into one debt instrument. We may also invest in senior unsecured loans issued by private middle market companies and, to a lesser extent, subordinated loans issued by private middle market companies and senior and subordinated loans issued by public companies. Under normal market conditions, at least 80% of the value of our net assets plus borrowings for investment purposes will be invested in floating rate senior loans.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade, which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

A portion of our investment portfolio consists of debt investments for which issuers are not required to make principal payments until the maturity of the senior loans, which would result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, substantially all of our debt investments have variable interest rates that reset periodically based on benchmarks such as London-Interbank Offered Rate and the prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

Our common stock is listed on the NASDAQ Global Select Market under the symbol “FSFR.” As of September 23, 2015 and June 30, 2015, the last reported sale price of our common stock on the NASDAQ Global Select Market was $8.96 and $9.22, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of June 30, 2015 was $12.23.

Investing in our securities involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 16 to read about factors you should consider, including the risk of leverage, before investing in our securities.

This prospectus together with an accompanying supplement to this prospectus contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying supplement to this prospectus before investing, and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us by mail at 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830 or by telephone at (203) 681-3600 or on our website at fsfr.fifthstreetfinance.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus and any accompanying supplement to this prospectus, and you should not consider that information to be part of this prospectus and any accompanying supplement to this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated            , 2015

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $700,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer our securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors” and “Available Information” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” beginning on page 16 of this prospectus, and other information included in any prospectus supplement before making a decision to invest in our securities.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “FSFR” refer to Fifth Street Senior Floating Rate Corp. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser. The term “administrator” or “FSC CT” refers to FSC CT LLC, our administrator.

We also use the term “unitranche” to refer to debt instruments that combine both senior and subordinated debt into one debt instrument. Unitranche debt instruments typically pay a higher rate of interest than traditional senior debt instruments, but also pose greater risk associated with a lesser amount of asset coverage.

Fifth Street Senior Floating Rate Corp.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Also, we are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or JOBS Act, and intend to take advantage of the exemption for emerging growth companies allowing us to temporarily forgo the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We do not intend to take advantage of other disclosure or reporting exemptions for emerging growth companies under the JOBS Act.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments while seeking to preserve our capital. We intend to achieve our investment objective by investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle market companies whose debt is rated below investment grade, which we refer to collectively as “senior loans.” We may also invest in senior unsecured loans issued by private middle market companies and, to a lesser extent, subordinated loans issued by private middle market companies and senior and subordinated loans issued by public companies. Under normal market conditions, at least 80% of the value of our net assets plus borrowings for investment purposes will be invested in floating rate senior loans. The remainder of our investment portfolio may include investments in other securities such as fixed rate loans, fixed and floating rate subordinated loans, or equity investments. This policy may be changed by our Board of Directors with at least 60 days’ prior written notice provided to stockholders to the extent such a change would not affect our ability to maintain our election as a BDC.

Senior loans typically pay interest at rates which are determined periodically on the basis of the London-Interbank Offered Rate, or LIBOR, plus a premium. The senior loans in which we invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” securities and “junk,” and may be considered a higher risk than debt instruments that are rated investment grade. We target senior loans that generally bear annual interest at a rate of LIBOR plus a 5.0% premium (with a LIBOR floor), and for our investments that are not considered senior loans, we target an annual interest rate of LIBOR plus a 9.0% premium (with a LIBOR floor). If the LIBOR floor is higher than current applicable LIBOR rate, the LIBOR floor will be the applicable LIBOR rate. We may make investments with interest rates that differ from our target rates and will periodically reassess our target rates in light of prevailing market conditions.

We invest in senior loans made primarily to private leveraged middle market companies with approximately $20 million to $100 million of earnings before interest, taxes, depreciation and amortization, or EBITDA. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $3 million and $35 million each, although we expect that this investment size will vary proportionately with the size of our capital base. In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus, but are intended to enhance our overall returns. These opportunistic investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. We may invest up to 30% of our total assets in such opportunistic investments, including senior loans issued by non-U.S. issuers, subject to compliance with our regulatory obligations as a BDC under the 1940 Act. See “Regulation as a Business Development Company.”

We are managed by Fifth Street Management and FSC CT provides the administrative services necessary for us to operate. We believe that our ability to leverage the existing investment management and administrative support platforms of Fifth Street Management and FSC CT, respectively, enables us to operate more efficiently and with lower overhead costs than other newly formed funds of comparable size.

From the time we commenced operations on June 29, 2013 through June 30, 2015, we originated $1.4 billion of funded debt investments. As of June 30, 2015, our portfolio totaled $627.6 million at fair value and was comprised of 62 investments including our investment in subordinated notes and LLC equity interests in FSFR Glick JV LLC (“FSFR Glick JV”). The 62 investments in our portfolio as of June 30, 2015 had a weighted average debt to EBITDA multiple of 4.37x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of June 30, 2015 was approximately 7.72%, of which 7.64% represented cash payments and 0.08% represented other non-cash items. The weighted average annual yield of our debt investments is determined before, and therefore does not take into account, the payment of all of the Company’s and its consolidated subsidiaries’ expenses and the payment by an investor of any stockholder transaction expenses, and does not represent the return on investment for our stockholders.

In October 2014, the Company entered into an LLC agreement with GF Equity Funding 2014 LLC (“GF Equity Funding”) to form the FSFR Glick JV. On April 21, 2015, FSFR Glick JV began investing primarily in senior secured loans of middle market companies. The Company co-invests in these securities with GF Equity Funding through its investment in FSFR Glick JV. FSFR Glick JV is managed by a four person Board of Directors, two of whom are selected by the Company and two of whom are selected by GF Equity Funding. FSFR Glick JV is capitalized as transactions are completed, and portfolio decisions and investment decisions in respect of the FSFR Glick JV must be approved by an investment committee of the FSFR Glick JV consisting of one representative of the Company and one representative of GF Equity Funding (with approval of each required). The members provide capital to the FSFR Glick JV in exchange for LLC equity interests, and the Company and GF Debt Funding 2014 LLC, an entity advised by affiliates of GF Equity Funding (“GF Debt Funding”), provide capital to the FSFR Glick JV in exchange for subordinated notes (the “Subordinated Notes”). As of June 30, 2015, the Company and GF Equity Funding owned 87.5% and 12.5%, respectively, of the outstanding LLC equity interests and the Company and GF Debt Funding owned 87.5% and 12.5%, respectively, of the Subordinated Notes.

As a BDC, we are required to comply with certain regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. We are currently targeting a debt to equity ratio of 0.8x to 0.9x (i.e., we aim to have one dollar of equity for each $0.85 of debt outstanding).

We have also elected to be treated and qualified, and intend to continue to qualify, for federal income tax purposes as a regulated investment company, or RIC, under subchapter M of the Internal Revenue Code, or the Code. See “Taxation as a Regulated Investment Company.” As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, annual distribution and asset diversification requirements.

Our Investment Adviser

We are externally managed and advised by Fifth Street Management, a registered investment adviser under the Investment Advisers Act of 1940, or the Advisers Act, that is partially and indirectly owned by Fifth Street Asset Management Inc. (“FSAM”), a publicly-traded asset manager with over $5 billion of assets under management as of June 30, 2015. Our administrator, FSC CT, is a wholly-owned subsidiary of our investment adviser and provides the administrative services necessary for us to operate. Our investment adviser serves pursuant to the investment advisory agreement in accordance with the Advisers Act, under which it receives from us a percentage of our gross assets as a management fee and a percentage of our ordinary income and capital gains as an incentive fee.

Leonard M. Tannenbaum, the chief executive officer of our investment adviser, has led the investment of over $5 billion in small and mid-sized companies and the origination of over 180 investment transactions since 1998. Our investment adviser also currently serves as the investment adviser to Fifth Street Finance Corp. (“FSC”), in addition to various other private fund vehicles. In focusing on senior loans that bear interest on the basis of a floating base lending rate, our primary investment focus differs from that of FSC, which focuses more generally on debt and equity investments in small and mid-sized companies. However, there may be overlap in terms of our targeted investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The key principals and members of senior management of our investment adviser are Bernard D. Berman, our investment adviser’s president, Ivelin M. Dimitrov, our chief executive officer and the chief investment officer of our investment adviser, Alexander C. Frank, the chief operating officer of our investment adviser, Todd G. Owens, our president, Leonard M. Tannenbaum, our investment adviser’s chief executive officer, and David Heilbrunn, a managing director of our administrator.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments while seeking to preserve our capital. We have adopted the following business strategy to achieve our investment objective. However, there can be no assurances that we will be able to successfully implement our business strategy and, as a result, meet our investment objective.

•	Concentrate on floating rate senior loans. We concentrate on senior loans that bear interest based on a floating rate. We believe that senior loans, which are often supported by a pledge of collateral, provide us with adequate protection and attractive risk-adjusted returns. However, we can provide no assurance that any collateral will be sufficient to pay interest due or repay principal in the event of a default by a portfolio company. In addition, with interest rates at historically low levels, we believe that investing in floating rate loans provides us with positive exposure to any future period of rising interest rates.
•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in middle market companies, which should serve as a significant source of investment opportunities for us. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. Although our interests may not always be aligned with our private equity sponsors given their position as the equity holder and our position as the debt holder in our portfolio companies, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.
•	Focus on established middle market companies. We believe that there are fewer finance companies focused on transactions involving middle market companies than finance companies focused on larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, as well as more significant covenant protection than typical of transactions involving larger companies. We target companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.
•	Make direct originations. Over the last several years, the principals of our investment adviser have developed an origination strategy that we believe allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and prepayment fees.
•	Benefit from the large pool of uninvested private equity capital likely to seek complementary senior debt financing. We expect that private equity firms will continue to be active investors in middle market companies. These private equity funds generally seek to leverage their investments by combining their capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors. We expect such activity to be funded by the substantial amounts of private equity capital that have been raised in recent years.
•	Selectively participate in a broad pipeline of capital market transactions. In addition to making direct originations, we also acquire senior loans through assignments or participations of interests in such loans. To do so, we utilize our investment adviser’s extensive network of sponsor and bank relationships to review a wide variety of transactions. This robust pipeline should allow us to efficiently deploy capital and make investments in selected companies that align with our investment objective.
•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments and seek to invest alongside private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser analyzes monthly and quarterly financial statements versus previous periods and years, reviews financial projections, compliance certificates and covenants and meets with management.
•	Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We seek to structure our aggregate investments on a basis that we believe presents reasonable risk with high cash yields and cash structuring fees. Our investments typically have strong protections, including default penalties, prepayment fees, information rights and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe that these protections, coupled with the other features of our investments described above, allow us to reduce our risk of capital loss and should enable us to achieve attractive risk-adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss or achieve attractive risk-adjusted returns.
•	Leverage the skills and experience of our investment adviser. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and collectively they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Risk Factors

Investing in our securities involves a high degree of risk. You should consider carefully the information found in “Risk Factors” beginning on page 16 of this prospectus, including the following risks:

•	Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans.
•	We have a limited operating history.
•	A significant portion of our investment portfolio is recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.
•	Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	There are significant potential conflicts of interest, including our investment adviser’s management of FSC and certain private investment funds, which could impact our investment returns; you will not be purchasing an investment in FSC.
•	We may face competition for investment opportunities, which could reduce returns and result in losses.
•	We borrow money, which magnifies the potential for loss on amounts invested in us and may increase the risk of investing in us.
•	Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.
•	Regulations governing our operation as a BDC and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.
•	We will be subject to corporate-level income tax on all of our income if we are unable to maintain qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.
•	We may not be able to pay you distributions, and if we are able to pay you distributions, our distributions may not grow over time and/or a portion of our distributions may be a return of capital.
•	Our investments in portfolio companies may be risky, including the risk that the collateral underlying our investments will not be sufficient to cover interest due and principal, and we could lose all or part of our investment.
•	Defaults by our portfolio companies would harm our operating results.
•	The inability of our portfolio companies to pay interest and principal when due may contribute to a reduction in the net asset value per share of our common stock, our ability to pay dividends and to service our contractual obligations, and may negatively impact the market price of our common stock and other securities that we may issue.
•	Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.
•	A general increase in interest rates would likely have the effect of increasing our net investment income, which would make it easier for our investment adviser to receive incentive fees.
•	Investors may lose all or part of their investment in us.

•	We may expose ourselves to risks if we engage in hedging transactions.
•	Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.
•	The market price of our common stock may fluctuate significantly.
•	We may be unable to invest a significant portion of the net proceeds from an offering on acceptable terms within an attractive timeframe.

Material Conflicts of Interest

Our executive officers and directors, and certain members of our investment adviser, serve or may serve as officers, directors or principals of entities that may operate in the same or a related line of business as us or as investment funds managed by our affiliates. For example, Fifth Street Management presently serves as investment adviser to FSC, a publicly-traded BDC with total assets of approximately $2.6 billion as of June 30, 2015, that invests in the debt and equity of small and mid-sized companies, primarily in connection with investments by private equity sponsors, including in middle market leveraged companies similar to those we target for investment. Specifically, FSC generally targets small and mid-sized companies with annual revenues between $25 million and $250 million and generally targets investment sizes ranging from $10 million to $100 million. In addition, though not the primary focus of its investment portfolio, FSC’s investments also include floating rate senior loans. In contrast, we target investments ranging from between $3 million and $35 million, and generally target private leveraged middle market companies with approximately $20 million to $100 million of EBITDA. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both FSC and us. In addition, certain of our executive officers and three of our independent directors serve in substantially similar capacities for FSC. Fifth Street Management also manages private investment funds, and may manage other funds in the future, that have investment mandates that are similar, in whole or in part, to ours. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. The fact that our investment advisory fees are lower than those of certain other funds, such as FSC, could amplify this conflict of interest.

Fifth Street Management has adopted, and our Board of Directors has approved, an investment allocation policy that governs the allocation of investment opportunities among the investment funds managed by Fifth Street Management and its affiliates. To the extent an investment opportunity is appropriate for us or FSC or any other investment fund managed by our affiliates, Fifth Street Management will adere to its investment allocation policy in order to determine to which entity to allocate the opportunity. As a BDC, we were substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds until we obtained an exemptive order from the SEC on September 9, 2014. The exemptive relief permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Fifth Street Management, or an investment adviser controlling, controlled by or under common control with Fifth Street Management, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the exemptive relief.

If we are unable to rely on our exemptive relief for a particular opportunity, such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

Fifth Street Management’s investment allocation policy is also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or our exemptive order, with other accounts managed by our investment adviser and its affiliates. Generally, under the investment allocation, co-investments will be allocated pursuant to the conditions of the exemptive order. Under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund will be offered to us and such other eligible accounts as determined by Fifth Street Management and generally based on asset class, fund size and liquidity, among other factors. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on each participating party’s capital available for investment in the asset class being allocated, up to the amount proposed to be invested by each. In accordance with Fifth Street Management’s investment allocation policy, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Fifth Street Management and its affiliates. Fifth Street Management seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds receive allocations where others do not. See “Certain Relationships and Related Party Transactions.”

Pursuant to the administration agreement with FSC CT, which is a wholly-owned subsidiary of our investment adviser, FSC CT furnishes us with the facilities and administrative services necessary to conduct our day-to-day operations. We pay FSC CT its allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement, including a portion of the rent at market rates and the compensation of our chief financial officer and chief compliance officer and their respective staffs.

Corporate Information

Our principal executive office is located at 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830 and our telephone number is (203) 681-3600. We maintain a website on the Internet at fsfr.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We are an “emerging growth company,” within the meaning of the JOBS Act. As an emerging growth company, we intend to take advantage of the exemption for emerging growth companies allowing us to temporarily forgo the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We do not intend to take advantage of other disclosure or reporting exemptions for emerging growth companies under the JOBS Act. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year: (i) following the fifth anniversary of the completion of this offering; (ii) in which we have total annual gross revenue of at least $1.0 billion; or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

THE OFFERING

We may offer, from time to time, up to $700,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering.

Set forth below is additional information regarding the offering of shares of our securities:

Use of Proceeds
We intend to use the net proceeds from an offering to make investments in accordance with our investment objective and strategies described in this prospectus and may use such funds for general corporate purposes, including for working capital requirements. We may also use the net proceeds to reduce our outstanding borrowings under our credit facility. Pending such use, we intend to invest any idle funds primarily in high quality, short-term debt securities consistent with our BDC election and our election to be taxed as a RIC. See “Use of Proceeds.”
NASDAQ Global Select Market symbol
“FSFR”
Investment Advisory Fees
Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1% of our gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed quarters. The fact that our base management fee is payable based upon our gross assets may encourage Fifth Street Management to use leverage to make additional investments.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies), (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that we have not yet received and may never receive in cash if the portfolio company is unable to satisfy its payment obligations to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce our realized or unrealized capital gains in the period in which such write-off was taken and thereby may reduce such period’s incentive fee payment. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”
Administration Agreement
FSC CT serves as our administrator. We reimburse our administrator for the allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staffs. Such reimbursement is at cost with no profit to, or markup by FSC CT. See “Administration Agreement.”
Distributions
We have made, and intend to continue to make, quarterly distributions to our stockholders. The amount of our distributions, if any, will be determined by our Board of Directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. We anticipate that our distributions will be paid from taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during any fiscal year, a portion of our distributions for such year may constitute a return of capital. The specific tax characteristics of our distributions will be reported to stockholders after the end of each calendar year.
Taxation
We elected to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, when we declare a distribution, then stockholders’ cash distributions are automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Dividend Reinvestment Plan.”
Leverage
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage makes our net asset value more volatile and magnifies the potential for gain and loss on amounts invested, thereby increasing the risks associated with investing in our securities.
Available Information
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at Fifth Street Senior Floating Rate Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830, by telephone at (203) 681-3600, or on our website at fsfr.fifthstreetfinance.com. The information on this website is not incorporated by reference into this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our securities pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understand the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” or “FSFR” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us. Such expenses also include those of our consolidated subsidiary.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees	—	%(3)
Debt securities offering expenses borne by holders of common stock	—	%(4)
Total stockholder transaction expenses (as a percentage of offering price)	—	%(5)
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees under Investment Advisory Agreement	2.07	%(6)
Incentive fees under Investment Advisory Agreement (20%)	2.05	%(7)
Interest payments on borrowed funds (including other costs of servicing and offering debt securities)	2.41	%(8)
Collateral management fee	0.34	%(9)
Other expenses	0.86	%(10)
Total annual expenses	7.73	%(11)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.
(3)	The expenses of administering our dividend reinvestment plan are included in “other expenses” rather than this line item.
(4)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses. We may, if market conditions are favorable and our Board of Directors determines that it is in the best interests of the Company and our stockholders, issue debt securities within the next twelve months. Accordingly, as indicated in the footnote to “Interest payments on borrowed funds (including other costs of servicing and offering debt securities),” we have included the applicable portion of expenses related to a potential offering of our debt securities in the fee table. We have no current intent to offer any preferred stock within the next twelve months.
(5)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(6)	Reflects the aggregate amount of base management fees we estimate will be payable under our investment advisory agreement during the next twelve months, or $7.5 million, which, as required by SEC rules, is calculated based on our net assets (i.e., gross assets held after deduction of all liabilities) rather than our gross assets. Our base management fee under the investment advisory agreement is calculated at an annual rate of 1% of our gross assets (i.e., total assets held before deduction of any liabilities), which includes the assets of our consolidated subsidiary and investments acquired with the use of leverage, and excludes cash and cash equivalents (as defined in the notes to our financial statements). See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.” The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed quarters. The fact that our base management fee is payable based upon our gross assets (i.e., total assets held before deduction of any liabilities, including borrowings) may encourage Fifth Street Management to use debt to make additional investments, thereby increasing the base management fee as a percentage of net assets attributable to common stock. For purposes of this table, we have assumed gross assets of $755.1 million, which equals our gross assets as of June 30, 2015, as adjusted for $5.2 million of net borrowings under our credit facility and our $309 million debt securitization (the “Debt Securitization”) since such date, and excluding an assumed cash and cash equivalents balance of $10.0 million. The use of borrowings for investment purposes increases our gross assets upon which our base management fees are calculated, while our net assets remain unchanged. See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.”
(7)	Reflects the aggregate amount of incentive fees we estimate will be payable under our investment advisory agreement over the next twelve months, or approximately $7.39 million. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, is equal to 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.5% quarterly (6% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:
•	no incentive fee is payable to the investment adviser in any quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.5% (the “preferred return” or “hurdle”);
•	50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date). The investment advisory agreement does not provide for the payment of income incentive fees or capital gains incentive fees based on income or gains derived from swaps or other derivatives.

(8)	“Interest payments on borrowed funds (including other costs of servicing and offering debt securities)” represent our estimated annual interest payments and other costs of servicing and offering our debt securities (including loan commitment fees and deferred financing costs) costs associated with our Debt Securitization and relate to our expected borrowings during the next twelve months, including under our credit facility. Although we expect our borrowings to fluctuate throughout the year, this item is based on estimated average borrowings of approximately $327.4 million and an average cost of borrowings of 2.34%. The amount of leverage that we employ at any particular time will depend on, among other things, our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. All fees and expenses related to our borrowings, including interest and the costs of issuing and servicing debt securities, will be indirectly borne by the holders of our common stock.
(9)	In addition, we serve as collateral manager to FS Senior Funding Ltd., a wholly owned subsidiary of the Company, in connection with the Debt Securitization and are entitled to receive a fee from FS Senior Funding Ltd. for providing these services. Such fee will be eliminated in consolidation. We have retained Fifth Street Management to furnish collateral management sub-advisory services to us pursuant to a sub-advisory agreement. Fifth Street Management will be entitled to receive 100% of the collateral management fees paid to us under the collateral management agreement. Fifth Street Management has agreed to waive the collateral management fees payable to it under the sub-advisory agreement for a period of at least twelve months.
(10)	“Other expenses” are based on estimated amounts for the next twelve months. These expenses include certain expenses allocated to the Company under the investment advisory agreement, such as travel expenses incurred in connection with the investigation and monitoring of our investments.
(11)	“Total annual expenses” is presented as a percentage of net assets attributable to stockholders because our stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Year	5 Year	10 Year
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$78	$237	$399	$824

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The example assumes that the 5% annual return is generated entirely through the realization of capital gains on our assets and, as a result, triggers the payment of an incentive fee on such capital gains under our investment advisory agreement. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a greater amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current net asset value per share of our common stock and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus. The financial information as of September 30, 2014 and 2013 and for the fiscal years ended September 30, 2014 and for the period June 29, 2013 (commencement of operations) to September 30, 2013 set forth below was derived from our audited financial statements and related notes included herein. The financial information as of and for the nine months ended June 30, 2015 and 2014 set forth below was derived from our unaudited Consolidated Financial Statements and related notes included herein. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim period, have been included. The historical financial information below may not be indicative of our future performance. Our results for the interim period may not be indicative of our results for the full year.

	As of and for the Nine Months Ended June 30, 2015	As of and for the Nine Months Ended June 30, 2014	As of and for the Year Ended September 30, 2014	As of and for the Period Ended September 30, 2013(2)
Statement of Operations data:
Total investment income	$41,458,787	$9,557,675	$15,842,619	$1,144,460
Base management fee	4,274,950	1,127,180	1,602,617	61,379
Incentive fee	4,533,092	630,432	1,611,438	—
All other expenses	9,184,966	2,643,367	3,667,100	241,723
Net investment income	23,465,779	5,156,696	8,961,464	841,358
Realized and unrealized gains/(losses) on investments	(9,305,322)	(428,285)	274,131	—
Net increase in net assets resulting from operations	14,160,457	4,728,411	9,235,595	841,358
Per share data:
Net asset value per common share at period end	$12.23	$15.13	$12.65	$15.13
Market price at period end	9.22	14.03	10.22	13.54
Net investment income	0.80	0.77	0.96	0.16
Realized and unrealized gains/(losses) on investments	(0.32)	(0.06)	0.03	—
Net increase in net assets resulting from operations	0.48	0.71	0.99	0.16
Distributions recorded per share	0.90	0.71	1.01	—
Balance Sheet data at period end:
Total investments at fair value	$627,585,294	$191,524,140	$300,001,397	$48,653,617
Cash and cash equivalents, including restricted cash	69,903,461	7,361,864	109,557,165	52,346,831
Other assets	52,360,014	9,777,464	2,946,782	449,596
Total assets	749,848,769	208,663,468	412,505,344	101,450,044
Total liabilities	389,521,478	107,825,584	39,818,419	607,166
Total net assets	360,327,291	100,837,884	372,686,925	100,842,878
Other data:
Weighted average yield on debt investments(1)	7.72%	7.00%	7.27%	6.81%
Number of investments at period end	62	42	48	8

(1)	Weighted average yield is calculated based upon our debt investments at the end of the period.
(2)	The period is from June 29, 2013, the commencement of our operations, through September 30, 2013.

SELECTED QUARTERLY DATA

The following table sets forth certain quarterly financial information for the three months ended June 30, 2015, March 31, 2015 and December 31, 2014, the three month periods in the year ended September 30, 2014 and the period from June 29, 2013 through September 30, 2013.

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Total investment income	13,706,590	$11,891,831	$15,860,365	$6,284,944	$3,845,412	$3,405,920	$2,306,343	1,144,460
Net investment income	6,338,912	6,701,658	10,425,208	3,804,767	1,862,512	1,790,714	1,503,473	841,358
Realized and unrealized gain (loss)	(4,198,072)	(158,452)	(4,948,798)	702,416	(69,719)	(86,752)	(271,814)	—
Net increase in net assets resulting from operations	2,140,840	6,543,206	5,476,410	4,507,183	1,792,793	1,703,962	1,231,659	841,358
Net assets	360,327,291	367,026,481	369,323,305	372,686,925	100,837,884	100,845,119	100,674,516	100,842,878
Total investment income per common share	0.47	0.40	0.54	0.37	0.58	0.51	0.35	0.22
Net investment income per common share	0.22	0.23	0.35	0.22	0.28	0.27	0.23	0.16
Earnings per common share	0.07	0.22	0.19	0.26	0.27	0.26	0.18	0.16
Net asset value per common share at period end	12.23	12.46	12.53	12.65	15.13	15.13	15.10	15.13

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face; however, they discuss the presently known principal risks of investing in our securities. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our debt securities or warrants, if any, could decline, and you may lose part or all of your investment. The risk factors described below are the principal risk factors associated with an investment in our securities, as well as those factors generally associated with a business development company with investment objectives, investment policies, capital structure or trading markets similar to ours, including investments in a portfolio of small and developing or financially troubled businesses.

Risks Relating to Economic Conditions

Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay loans.

Economic recessions or downturns may result in a prolonged period of market illiquidity which could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that recessionary conditions return, the financial results of middle market companies, like those in which we invest, would likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services would likely experience negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income. Further, adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. As a result, we may need to modify the payment terms of our investments, including changes in payment-in-kind interest provisions and/or cash interest rates. These factors may result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations.

Further downgrades of the U.S. credit rating, impending automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent further quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United States financial markets. We cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Risks Relating to Our Business and Structure

We have a limited operating history.

We were formed in May 2013. As a result of our limited operating history, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income, our net asset value and the market price of our common stock. Substantially all of our debt investments will have variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate, so an increase in interest rates from their historically low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we will hold. In addition, any such increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to seven years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Portions of our investment portfolio and our borrowings, including borrowings under our credit facility and the Debt Securitization have floating rate components. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

A general increase in interest rates will likely have the effect of increasing our net investment income, which would make it easier for our investment adviser to receive incentive fees.

Given the structure of our investment advisory agreement with our investment adviser, any general increase in interest rates would likely have the effect of making it easier for our investment adviser to meet the quarterly hurdle rate for payment of income incentive fees under the investment advisory agreement. In addition, in view of the catch-up provision applicable to income incentive fees under the investment advisory agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.

A significant portion of our investment portfolio is recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors that may purchase our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective depends on our investment adviser’s ability to support our investment process; if our investment adviser were to lose any of its key principals, our ability to achieve our investment objective could be significantly harmed.

We depend on the investment expertise, skill and network of business contacts of the principals of our investment adviser. The principals of our investment adviser evaluate, negotiate, structure, execute, monitor and service our investments. Our future success depends to a significant extent on the continued service and coordination of the principals of our investment adviser. The departure of any key principals could have a material adverse effect on our ability to achieve our investment objective.

In particular, our ability to achieve our investment objective depends on our investment adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depends on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain and develop their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and may have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than us. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we may be able to do. We may lose investment opportunities if we cannot match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in middle market companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors may have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If we continue to use leverage to partially finance our investments, through borrowings from banks and other lenders, you would experience increased risks of investing in our securities. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions or scheduled debt payments. Leverage is generally considered a speculative investment technique and we only intend to use leverage if expected returns would exceed the cost of borrowing.

As of September 22, 2015, we had $316.7 million of outstanding borrowings under our credit facility and the Debt Securitization at an average interest rate of 2.336% per annum (exclusive of deferred financing costs). This debt requires periodic payments of interest. We will need to generate sufficient cash flow to make these required interest payments. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2015 total assets of at least 0.96%.

We are currently targeting a debt to equity ratio of 0.8x to 0.9x (i.e., we aim to have one dollar of equity for each $0.85 of debt outstanding).

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below:

Assumed Return on Our Portfolio(1)
(net of expenses)

	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	-22.97%	-12.50%	-2.02%	8.46%	18.94%

(1)	Assumes $755.1 million in average total assets, $312.6 million in average debt outstanding, $360.3 million in average net assets and an average interest rate of 2.33%. Actual interest payments may be different.

Our incentive fee may induce our investment adviser to make speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in the offering of common stock pursuant to this prospectus.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we accrue the interest over the life of the investment but do not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee is based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

In addition, our investment adviser receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Given the subjective nature of the investment decisions that our investment adviser may make on our behalf, we may be unable to monitor these potential conflicts of interest between us and our investment adviser.

Our base management fee may induce our investment adviser to incur leverage.

Our base management fee is payable based upon our gross assets, which includes any borrowings for investment purposes, and may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our common stock, including investors in the offering of common stock pursuant to this prospectus. Given the subjective nature of the investment decisions that our investment adviser may make on our behalf, we may not be able to monitor this potential conflict of interest.

We may not replicate the historical performance of other investment companies with which our investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies with a market capitalization of less than $250 million, cash, cash equivalents, U.S. government securities or high-quality debt investments that mature in one year or less. These constraints may hinder our investment adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objectives. Our investment adviser’s track record and achievements are not necessarily indicative of the future results it will achieve. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies with which our investment professionals have been affiliated, such as FSC, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Our credit facility may subject significant amounts of our assets to security interests and if we default on our obligations under the credit facility, we may suffer adverse consequences, including foreclosure on our assets.

Under the credit facility, certain of our assets are pledged as collateral to secure borrowings thereunder. If we default on our obligations under the credit facility, the lender has the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our Company could significantly impair our ability to effectively operate our business in the manner in which we intend to operate. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the distributions that we intend to pay to our stockholders.

In addition, if the lender exercises its right to sell the assets pledged under the credit facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under such facility.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if eventually passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow would be impaired.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level taxes, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a BDC, we are generally required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which will include all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to issue additional equity securities, we cannot assure you that equity financing will be available to us on favorable terms, or at all. Also, as a BDC, we generally will not be permitted to issue equity securities priced below NAV without prior stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value and share price could decline.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities are deemed our affiliate for purposes of the 1940 Act and we generally are prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions will limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. We have received exemptive relief from the SEC to co-invest with investment funds managed by Fifth Street Management where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Fifth Street Management, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with certain of our affiliates. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification. See “Certain Relationships and Related Party Transactions.”

There are significant potential conflicts of interest, including our investment adviser’s management of FSC and certain private investment funds, which could impact our investment returns; you will not be purchasing an investment in FSC.

Our executive officers and directors, and certain members of our investment adviser, serve or may serve as officers, directors or principals of entities that may operate in the same or a related line of business as us or as investment funds managed by our affiliates. For example, Fifth Street Management presently serves as investment adviser to FSC, a publicly-traded BDC with total assets of approximately $2.6 billion as of June 30, 2015, that invests in the debt and equity of small and mid-sized companies, primarily in connection with investments by private equity sponsors, including in middle market leveraged companies similar to those we target for investment. Specifically, FSC generally targets small and mid-sized companies with annual revenues between $25 million and $250 million and generally targets investment sizes ranging from $10 million to $100 million. In addition, though not the primary focus of its investment portfolio, FSC’s investments also include floating rate senior loans. In contrast, we target investments ranging from between $3 million and $35 million, and generally target private leveraged middle market companies with approximately $20 million to $100 million of EBITDA. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both FSC and us. In addition, certain of our executive officers and three of our independent directors serve in substantially similar capacities for FSC. Fifth Street Management also manages private investment funds, and may manage other funds in the future, that have investment mandates that are similar, in whole or in part, to ours. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. The fact that our investment advisory fees are lower than those of certain other funds, such as FSC, could amplify this conflict of interest.

Fifth Street Management has adopted, and our Board of Directors has approved, an investment allocation policy that governs the allocation of investment opportunities among the investment funds managed by Fifth Street Management and its affiliates. To the extent an investment opportunity is appropriate for us or FSC or any other investment fund managed by our affiliates, Fifth Street Management will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. As a BDC, we were substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds until we obtained an exemptive order from the SEC on September 9, 2014. The exemptive relief permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Fifth Street Management, or an investment adviser controlling, controlled by or under common control with Fifth Street Management, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the exemptive relief.

If we are unable to rely on our exemptive relief for a particular opportunity, such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

Fifth Street Management’s investment allocation policy is also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or our exemptive order, with other accounts managed by our investment adviser and its affiliates. Generally, under the investment allocation, co-investments will be allocated pursuant to the conditions of the exemptive order. Under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund will be offered to us and such other eligible accounts as determined by Fifth Street Management and generally based on asset class, fund size and liquidity, among other factors. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on each participating party’s capital available for investment in the asset class being allocated, up to the amount proposed to be invested by each. In accordance with Fifth Street Management’s investment allocation policy, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Fifth Street Management and its affiliates. Fifth Street Management seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds receive allocations where others do not. See “Certain Relationships and Related Party Transactions.”

Pursuant to the administration agreement with FSC CT, which is a wholly-owned subsidiary of our investment adviser, FSC CT furnishes us with the facilities and administrative services necessary to conduct our day-to-day operations. We pay FSC CT its allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement, including a portion of the rent at market rates and the compensation of our chief financial officer and chief compliance officer and their respective staffs.

The incentive fee we pay to our investment adviser relating to capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee that we pay to our investment adviser, the cumulative aggregate capital gains fee that will be received by our investment adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see “Investment Advisory Agreement — Management Fee — Incentive Fee.” We cannot predict whether, or to what extent, this anticipated payment calculation would affect your investment in shares of our common stock.

A failure on our part to maintain qualification as a BDC would significantly reduce our operating flexibility.

If we fail to continuously qualify as a BDC, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a BDC, see the disclosure under the caption “Regulation — Business Development Company Regulations.”

Regulations that govern our operation as a BDC and RIC may affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify for tax-free treatment at the corporate level on income and gains distributed to stockholders, we may need to periodically access the capital markets to raise cash to fund new investments. Generally, we will not be able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies or private investment funds. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, be able to sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such a sale. In any such case, the price at which our securities will be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount).

We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

In addition, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and may reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we may borrow and the rates at which we may lend. As a BDC, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

We borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we are unable to satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of any debt financing we may have, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

In addition, we have sought, and may in the future seek, to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization. As of June 30, 2015, we had $222.6 million outstanding under the Debt Securitization.

We may experience fluctuations in our operating results.

We may experience fluctuations in our operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we may acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our market and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose part or all of your investment.

We will be subject to corporate-level income tax on all of our income if we are unable to maintain qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

In order to satisfy the requirements applicable to maintaining qualification as a RIC and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement would be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
•	The income source requirement would be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement would be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and/or a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to sustain a specified level of cash distributions or make periodic increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our stockholders.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may include in income certain amounts that we will have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level income tax.

To the extent original issue discount and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments and contractual PIK interest. To the extent OID or PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
•	Because we may be required to distribute amounts attributable to OID accruals, such OID accruals may create uncertainty about the source of our distributions to stockholders;

•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral;
•	PIK interest typically has the effect of increasing the outstanding principal amount of a loan, resulting in a borrower owing more at the end of the term of the loan than what it owed when the loan was originated; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans.

We may in the future choose to pay distributions partly in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable distributions that are payable in part in our stock. In accordance with certain applicable U.S. Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC annual distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to the limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.

In addition, as discussed elsewhere in this prospectus, our loans may contain PIK interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, will be added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income will need to be paid out to stockholders in cash distributions or, in the event that we determine to do so, in shares of our common stock, even though we may have not yet collected and may never collect the cash relating to the PIK interest.

We may be unable to invest a significant portion of the net proceeds from an offering of our securities common stock on acceptable terms within an attractive timeframe.

Delays in investing the net proceeds raised in an offering of shares of our securities may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any additional investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of an offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of an offering, in securities meeting our investment objective. During this period, we will invest the net proceeds from an offering primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we may be permitted to make or that impose limits on our ability to pledge a significant amount of our assets to secure loans, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers’ Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority’s regulation and supervision of LIBOR, which are referred to as the FCA Rules.

In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares of common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As a result, we have taken advantage of the exemption for emerging growth companies allowing us to temporarily forgo the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We cannot predict if investors will find shares of our common stock less attractive because we will rely on this exemption. If some investors find our shares of common stock less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile. We did not take advantage of other disclosure or reporting exemptions for emerging growth companies under the JOBS Act. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering, (ii) in which we have total annual gross revenue of at least $1 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of our prior second fiscal quarter, and (b) the date on which we have issued more than $1 billion in non-convertible debt during the prior three-year period.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control on financial reporting on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not detect. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

We incur significant costs as a result of being a publicly-traded company.

As a publicly-traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC and the listing standards of the NASDAQ Global Select Market. Upon ceasing to qualify as an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, which will increase costs associated with our periodic reporting requirements.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or parts of our investments.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade, which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Investing in middle market companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investments, as well as a corresponding decrease in the value of the equity components of our investments;
•	may not have collateral sufficient to pay any outstanding interest or principal due to us in the event of a default by these companies;
•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and/or
•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and as a result may lose part or all of our investment.

Further, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

We may incur greater risk with respect to investments we acquire through assignments or participations of interests.

We may acquire senior loans through assignments or participations of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, we will not be able to conduct the same level of due diligence on a borrower or the quality of the senior loan with respect to which we are buying a participation as we would conduct if we were investing directly in the senior loan. This difference may result in us being exposed to greater credit or fraud risk with respect to such senior loans than we expected when initially purchasing the participation.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We therefore must rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

We may allocate the net proceeeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering, and may do so in a way with which you may not agree. Additionally, our investment adviser will select our investments subsequent to the closing of an offering, and our stockholders will have no input with respect to such investment decisions. Further, other than general limitations that may be included in a future credit facility, the holders of our debt securities will generally not have veto power or a vote in approving any changes to our investment or operational policies. These factors increase the uncertainty, and thus the risk, of investing in our securities. In addition, pending such investments, we will invest the net proceeds from an offering primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. If we are not able to identify or gain access to suitable investments, our income may be limited.

Our portfolio companies may incur debt that ranks equally with, or senior to, some of our investments in such companies.

We invest primarily in senior secured loans, including unitranche and second lien debt instruments, as well as unsecured debt instruments, issued by our portfolio companies. If we invest in unitranche, second lien, or unsecured debt instruments, our portfolio companies typically may be permitted to incur other debt that ranks equally with, or senior to, such debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we will be entitled to receive payments in respect of the debt securities in which we will invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. In such cases, after repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we will invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

If we invest in the securities and obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than-expected investment values or income potentials and resale restrictions.

We are authorized to invest in the securities and obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished.

We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

The lack of liquidity in our investments may adversely affect our business.

We invest in companies whose securities are not publicly-traded, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly-traded securities. In fact, all of our assets may be invested in illiquid securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

The disposition of our investments may result in contingent liabilities.

Most of our investments will likely involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we structure most of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provide managerial assistance to such a portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we may make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

To a certain extent, loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we may make to portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally do not control our portfolio companies.

We generally do not control our portfolio companies, even though our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Defaults by our portfolio companies would harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we may hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Our investments in the internet software and services sector face considerable uncertainties including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.

As of June 30, 2015, our investments in portfolio companies that operate in the internet software and services sector represents 21% of our total portfolio. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies that operated in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any investments that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Our investments in the healthcare sector face considerable uncertainties including substantial regulatory challenges.

As of June 30, 2015, our investments in portfolio companies that operate in the healthcare sector represent approximately 13% of our total portfolio. Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.

Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

We may not realize gains from our equity investments.

Although we primarily invest in senior loans, certain of our investments may include warrants or other equity securities. In addition, we may make direct equity investments in companies. Our intended goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we may receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from the equity interests we may hold, if any, and any gains that we do realize on the disposition of any such equity interests may not be sufficient to offset any other losses we may experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

We are subject to certain risks associated with foreign investments.

We may make investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. In addition, our foreign investments generally do not constitute “qualifying assets” under the 1940 Act, which qualifying assets must represent at least 70% of our total assets. See “Regulation — Qualifying Assets.”

Our success depends, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our business as a whole.

We may expose ourselves to risks if we engage in hedging transactions.

We may enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions and amounts due under our credit facility from changes in market interest rates. Use of these hedging instruments may include counterparty credit risk. Utilizing such hedging instruments does not eliminate the possibility of fluctuations in the values of such positions and amounts due under our credit facility or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions, if any, will depend on our ability to correctly predict market movements and interest rates. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings or credit facility being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. See also “— Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.”

Our portfolio may be limited to a small number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are limited.

Our portfolio may be limited to a small number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize.

As of June 30, 2015, our investments in the internet and software services industry represented approximately 22% of the fair value of our portfolio and our investments in the healthcare services industry represented approximately 13% of the fair value of our portfolio. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Our investments in the healthcare sector face considerable uncertainties including substantial regulatory challenges.

As of June 30, 2015, our investments in portfolio companies that operate in the healthcare sector represent approximately 13% of the fair value of our total portfolio. Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.

Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

Our investments in Internet and software companies are subject to many risks, including regulatory concerns, litigation risks and intense competition.

Our investments in Internet and software companies are subject to substantial risks. For example, our portfolio companies face intense competition since their businesses are rapidly evolving and intensely competitive, and are subject to changing technology, shifting user needs, and frequent introductions of new products and services. Internet and software companies have many competitors in different industries, including general purpose search engines, vertical search engines and e-commerce sites, social networking sites, traditional media companies, and providers of online products and services. Potential competitors to our portfolio companies in the Internet and software industries range from large and established companies to emerging start-ups. Further, such companies are subject to laws that were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies. The laws that do reference the Internet are being interpreted by the courts, but their applicability and scope remain uncertain. For example, the laws relating to the liability of providers of online services are currently unsettled both within the U.S. and abroad. Claims have been threatened and filed under both U.S. and foreign laws for defamation, invasion of privacy and other tort claims, unlawful activity, copyright and trademark infringement, or other theories based on the nature and content of the materials searched and the ads posted by a company’s users, a company’s products and services, or content generated by a company’s users. Further, the growth of Internet and software companies into a variety of new fields implicate a variety of new regulatory issues and may subject such companies to increased regulatory scrutiny, particularly in the U.S. and Europe. As a result, these portfolio company investments face considerable risk. This could, in turn, materially adversely affect the value of the Internet and software companies in our portfolio.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore have few restrictions with respect to the proportion of our assets that may be invested in securities of a single industry or issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single industry or issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of industries or issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the industry or issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond RIC diversification requirements, we do not have fixed guidelines for diversification, and our investments could be limited to relatively few industries or issuers.

We are subject to risks associated with the Debt Securitization.

As a result of the Debt Securitization, we are subject to a variety of risks, including those set forth below. We use the term “debt securitization” to describe a form of secured borrowing under which an operating company (sometimes referred to as an “originator” or “sponsor”) acquires or originates mortgages, receivables, loans or other assets that earn income, whether on a one-time or recurring basis (collectively, “income producing assets”), and borrows money on a non-recourse basis against a legally separate pool of loans or other income producing assets. In a typical debt securitization, the originator transfers the loans or income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity”), which is established solely for the purpose of holding loans and income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the loans or other assets. The special purpose entity may issue the notes in the capital markets to a variety of investors, including banks, non-bank financial institutions and other investors. In the Debt Securitization, institutional investors purchased $222.6 million long-term secured notes (the “2015 Notes”) issued by FS Senior Funding Ltd., our wholly-owned subsidiary, in a private placement.

We are subject to certain risks as a result of our interests in the junior notes and membership interests of the 2015 Issuer.

Under the terms of the master transfer agreement governing the Debt Securitization, we sold to FS Senior Funding Ltd. (the “2015 Issuer”) all of our ownership interest in certain of our portfolio loans and participations for the purchase price and other consideration set forth in such master transfer agreement. We recognized a realized loss on these transactions, which will not be included in our calculation of the capital gains portion of the incentive fee payable to Fifth Street Management. Following this transfer, the 2015 Issuer held all of the ownership interest in such portfolio loans and participations. As a result of the Debt Securitization and as of June 30, 2015, we held the Class C Senior Secured Notes (the “Class C Notes”) as well as all of the Subordinated Notes (the “Subordinated Notes”) of the 2015 Issuer. As a result, we consolidate the financial statements of the 2015 Issuer, as well as our other subsidiaries, in our consolidated financial statements. Because the 2015 Issuer is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by us to the 2015 Issuer did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows.

The Class C Notes are subordinated obligations of the 2015 Issuer.

The Class C Notes are the most junior class of rated notes issued by the 2015 Issuer, are subordinated in priority of payment to the Class A-T Senior Secured Floating Rate Notes, Class A-R Senior Secured Revolving Floating Rate Notes, Class A-S Senior Secured Floating Rate Notes (collectively, the “Class A Notes”) and the Class B Senior Secured Floating Rate Notes (the “Class B Notes,” and, together with the Class A Notes, the “Senior 2015 Notes,” and, together with the Class C Notes, the “2015 Notes”) and are subject to certain payment restrictions set forth in the indenture governing the Debt Securitization. Therefore, we only receive cash distributions on the Class C Notes if the 2015 Issuer has made all cash interest payments on all the Senior 2015 Notes it has issued. Consequently, to the extent that the value of the 2015 Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Class C Notes at their redemption will be reduced because the Class C Notes are junior to the Senior 2015 Notes and will bear losses of the 2015 Issuer’s portfolio of loan investments prior to the Senior 2015 Notes.

The 2015 Issuer, as holders of the Subordinated Notes, is the residual claimant on funds, if any, remaining after holders of all classes of 2015 Notes have been paid in full on each payment date or upon maturity of such notes under the Debt Securitization documents. The Subordinated Notes in the 2015 Issuer represent all of the residual interest in the 2015 Issuer, and, as the holder of the Subordinated Notes, we may receive distributions, if any, only to the extent that the 2015 Issuer makes distributions out of funds remaining after holders of all classes of 2015 Notes have been paid in full on each payment date any amounts due and owing on such payment date or upon maturity of such 2015 Notes.

The interests of holders of the senior classes of securities issued by the 2015 Issuer may not be aligned with our interests.

The Class A Notes are the debt obligations ranking senior in right of payment to other securities issued by the 2015 Issuer in the Debt Securitization. As such, there are circumstances in which the interests of holders of the Class A Notes may not be aligned with the interests of holders of the other classes of notes issued by the 2015 Issuer. For example, under the terms of the Class A Notes, holders of the Class A Notes have the right to receive payments of principal and interest prior to holders of the Class B Notes, the Class C Notes and the 2015 Issuer and the holders of the Class B Notes have the right to receive payments of the principal and interest prior to the holders of the Class C Notes.

For as long as the Class A Notes remain outstanding, holders of the Class A Notes comprise the most senior class of notes outstanding of the 2015 Issuer (the “Controlling Class”) under the Debt Securitization. If the Class A Notes are paid in full, the Class B Notes would comprise the Controlling Class under the Debt Securitization. Holders of the Controlling Class under the Debt Securitization have the right to act in certain circumstances with respect to the portfolio loans in ways that may benefit their interests but not the interests of holders of more junior classes of notes and Subordinated Notes, including by exercising remedies under the indenture in the Debt Securitization.

If an event of default has occurred and acceleration occurs in accordance with the terms of the indenture governing the Debt Securitization, the Controlling Class, as the most senior class of notes then outstanding in the Debt Securitization will be paid in full before any further payment or distribution on the more junior classes of notes and Subordinated Notes. In addition, if an event of default under the Debt Securitization occurs, holders of a majority of the Controlling Class of the Debt Securitization may be entitled to determine the remedies to be exercised under the indenture, subject to the terms of such indenture. For example, upon the occurrence of an event of default with respect to the notes issued by the 2015 Issuer, the trustee or holders of a majority of the Controlling Class may declare the principal, together with any accrued interest, of all the notes of such class and any junior classes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the 2015 Issuer. If at such time the portfolio loans were not performing well, the 2015 Issuer may not have sufficient proceeds available to enable the trustee under the indenture to repay the obligations of holders of the 2015 Notes or the Subordinated Notes.

Remedies pursued by the Controlling Class could be adverse to the interests of the holders of the 2015 Notes that are subordinated to the Controlling Class, and the Controlling Class will have no obligation to consider any possible adverse effect on such other interests. Thus, we cannot assure you that any remedies pursued by the Controlling Class will be in the best interests of the 2015 Issuer or us or that the 2015 Issuer or we will receive any payments or distributions upon an acceleration of the notes. In a liquidation under the Debt Securitization, the Class C Notes will be subordinated to payment of the Class A Notes and Class B Notes and may not be paid in full to the extent funds remaining after payment of the Class A Notes and Class B Notes are insufficient. In addition, under the Debt Securitization, after the Class A Notes and Class B Notes are paid in full, the holder of the Class C Notes will be the only remaining noteholder and may amend the applicable indenture to, among other things, direct the assignment of any remaining assets to other wholly-owned subsidiaries for a price less than the fair market value of such assets with the difference in price to be considered an equity contribution to such subsidiaries. Any failure of the 2015 Issuer to make distributions on the notes we indirectly or directly hold, whether as a result of an event of default, liquidation or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in an inability of us to make distributions sufficient to maintain our status as a RIC.

The 2015 Issuer may fail to meet certain asset coverage tests.

Under the documents governing the Debt Securitization, there are two asset coverage tests applicable to the 2015 Notes. The first such test compares the amount of interest received on the portfolio loans held by the 2015 Issuer to the amount of interest payable in respect of the Class A Notes, the Class B Notes and the Class C Notes, with respect to the 2015 Issuer. To meet this first test, interest received on the portfolio loans must equal at least 200.0% of the interest payable in respect of the Class A Notes and Class B Notes, taken together, and at least 175.00% of the interest payable in respect of the Class C Notes. The second such test compares the principal amount of the portfolio loans of the applicable debt securitization to the aggregate outstanding principal amount of the Class A Notes, the Class B Notes and the Class C Notes. To meet this second test at any time, the aggregate principal amount of the portfolio loans must equal at least 144.95% of the Class A Notes and the Class B Notes, taken together, and 131.63% of the Class C Notes. If any asset coverage test with respect to the Class A Notes, the Class B Notes or Class C Notes is not met, proceeds from the portfolio of loan investments that otherwise would have been distributed to the holders of the Class C Notes and the 2015 Issuer will instead be used to redeem first the Class A Notes and then the Class B Notes, to the extent necessary to satisfy the applicable asset coverage tests on a pro forma basis after giving effect to all payments made in respect of the notes, which we refer to as a mandatory redemption, or to obtain the necessary ratings confirmation.

The value of the Class B Notes or the Class C Notes could be adversely affected by a mandatory redemption because such redemption could result in the applicable notes being redeemed at par at a time when they are trading in the secondary market at a premium to their stated principal amount and when other investments bearing the same rate of interest may be difficult or expensive to acquire. A mandatory redemption could also result in a shorter investment duration than a holder of such notes may have wanted or anticipated, which could, in turn, result in such a holder incurring breakage costs on related hedging transactions. In addition, the reinvestment period under the Debt Securitization may extend through as late as May 28, 2019, which could affect the value of the collateral securing the Class C Notes.

We may not receive cash from the 2015 Issuer.

We receive cash from the 2015 Issuer only to the extent of payments on the Class C Notes and distributions, if any, with respect to the membership interests of the 2015 Issuer as permitted under the Debt Securitization. The 2015 Issuer may only make payments on such securities to the extent permitted by the payment priority provisions of the indenture governing the Debt Securitization, which generally provide that principal payments on the Class C Notes may not be made on any payment date unless all amounts owing under the Class A Notes and Class B Notes are paid in full. If the 2015 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the Debt Securitization, cash would be diverted from the Class C Notes to first pay the Class A Notes and Class B Notes in amounts sufficient to cause such tests to be satisfied. In the event that we fail to receive cash indirectly from the 2015 Issuer, we could be unable to make such distributions in amounts sufficient to maintain our status as a RIC, or at all.

We may be required to assume liabilities of the 2015 Issuer and are indirectly liable for certain representations and warranties in connection with the Debt Securitization.

The structure of the Debt Securitization is intended to prevent, in the event of our bankruptcy, the consolidation of the 2015 Issuer with our operations. If the true sale of the assets in the Debt Securitization was not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the 2015 Issuer for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the Debt Securitization, which would equal the full amount of debt of the 2015 Issuer reflected on our consolidated balance sheet. In addition, we cannot assure you that the recovery in the event we were consolidated with the 2015 Issuer for purposes of any bankruptcy proceeding would exceed the amount to which we would otherwise be entitled as the holder of the Class C Notes had we not been consolidated with the 2015 Issuer.

In addition, in connection with the Debt Securitization, we gave the lenders certain customary representations with respect to the legal structure of the 2015 Issuer, and the quality of the assets transferred to each entity. We remain liable for any breach of such representations for the life of the Debt Securitization.

The 2015 Issuer may issue additional 2015 Notes.

Under the terms of the Debt Securitization documents, the 2015 Issuer could issue additional 2015 Notes in any class at any time during the reinvestment period on a pro rata basis for each class of notes (but not for each sub-class) and use the net proceeds of such issuance to purchase additional portfolio loans or for another permitted use as provided in the Debt Securitization documents. Any such additional issuance, however, would require the consent of the collateral manager to the Debt Securitization and the holders of a majority of the Subordinated Notes. Among the other conditions that must be satisfied in connection with an additional issuance of 2015 Notes, the aggregate principal amount of all additional issuances of any class of 2015 Notes may not exceed 100% of the outstanding principal amount of such class of 2015 Notes; the 2015 Issuer must notify each rating agency of such issuance prior to the issuance date and such rating agency, if it then rates any class of 2015 Notes, must confirm in writing that no immediate withdrawal or reduction with respect to its then-current rating of any such class of 2015 Notes will occur as a result of such issuance; and the terms of the 2015 Notes to be issued must be identical to the terms of previously issued 2015 Notes of the same class (except that all monies due on such additional 2015 Notes will accrue from the issue date of such notes and that the prices of such 2015 Notes do not have to be identical to those of the initial 2015 Notes). We do not expect to cause the 2015 Issuer to issue any additional 2015 Notes at this time. The total purchase price for any additional 2015 Notes that may be issued may not always equal 100% of the par value of such 2015 Notes, depending on several factors, including fees and closing expenses.

Restructurings of investments of our Debt Securitization may decrease their value and reduce amounts payable on the 2015 Notes.

We and FS Senior Funding Ltd. have entered into a collateral management agreement, an agreement entered into between a manager and a debt securitization vehicle or similar issuer, which sets forth the terms and conditions pursuant to which the manager provides advisory and/or management services with respect to the client’s securities portfolio. Under the collateral management agreement, we serve as collateral manager of the Debt Securitization. In addition, we retained our investments adviser to furnish collateral management sub-advisory services to us pursuant to a sub-collateral management agreement with our investment adviser. Our investment adviser is a registered investment adviser under the Advisers Act.

We have broad authority to direct and supervise the investment and reinvestment of the investments held by the Debt Securitization, which may include exercising or enforcing, or refraining from exercising or enforcing, any or all of the Debt Securitization’s rights in connection with the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the collateral management agreement. During periods of economic uncertainty and recession, the incidence of amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings will change the terms of the investments and in some cases may result in the Debt Securitization holding assets not meeting its criteria for investments. This could adversely impact the coverage tests under the indenture governing the 2015 Notes. Any amendment, waiver, modification or other restructuring that reduces the Debt Securitization’s compliance with certain financial tests will make it more likely that the Debt Securitization will need to utilize cash to pay down the unpaid principal amount of the 2015 Notes to cure any breach in such test instead of making payments on the 2015 Notes. Any such use of cash would reduce distributions available and delay the timing of payments to us.

We cannot assure you that any particular restructuring strategy pursued by us or any successor collateral manager will maximize the value of or recovery on any investment. Any restructuring can fundamentally alter the nature of the related investment, and restructurings are not subject to the same underwriting standards that are employed in connection with the origination or acquisition of investments. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to us. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to us.

The Debt Securitization depends on the managerial expertise available to the collateral manager and its key personnel.

The Debt Securitization’s activities are directed by us (or any successor collateral manager). We have retained the investment adviser to furnish collateral management sub-advisory services. In our capacity as holder of the 2015 Notes, we are generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs of the Debt Securitization. Consequently, the success of the Debt Securitization will depend, in large part, on the financial and managerial expertise of the investment adviser’s investment professionals. There can be no assurance that such investment professionals will continue to serve in their current positions or continue to be authorized persons of the investment adviser. Although such investment professionals will devote such time as they determine in their discretion is reasonably necessary to fulfill the collateral manager’s obligations to the Debt Securitization effectively, they will not devote all of their professional time to the affairs of the Debt Securitization.

Our ability to transfer the 2015 Notes is limited.

The notes issued pursuant to the Debt Securitization are illiquid investments and subject to extensive transfer restrictions, and no party is under any obligation to make a market for the notes. There is no market for the notes, and we may not be able to sell or otherwise transfer the 2015 Notes at their fair value, or at all, in the event that we determine to sell them. During economic downturns, notes issued in securitization transactions may experience high volatility and significant fluctuations in market value. Additionally, some potential buyers of such notes now view securitization products as an inappropriate investment, thereby reducing the number of potential buyers and/or potentially affecting liquidity in the secondary market.

Risks Relating to Our Securities

Shares of closed-end investment companies, including BDCs, may trade at a discount to their NAV.

Shares of closed-end investment companies, including BDCs, may trade at a discount to their NAV. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade at, above or below NAV.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Our shares of common stock have a limited trading history and we cannot assure you that the market price of shares of our common stock will not decline.

Our shares of common stock have a limited trading history and we cannot assure you that a public trading market will be sustained for such shares. We cannot predict the prices at which our common stock will trade. We cannot assure you that the market price of shares of our common stock will not decline at any time. In addition, our common stock has traded below its net asset value since our inception and if our common stock continues to trade below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	inability to obtain any exemptive relief that may be required by us from the SEC, if any;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and BDCs;
•	loss of our BDC or RIC status;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of our investment adviser’s key personnel; and
•	general economic trends and other external factors.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues for a sustained period of time, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of our amended and restated certificate of incorporation and bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our amended and restated certificate of incorporation and our bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

If we issue debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of debt securities would result in a higher yield or rate of return to the holders of our common stock. The issuance of debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the interest rate on the debt securities were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of debt securities. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the debt securities or of a downgrade in the ratings of the debt securities or our current investment income might not be sufficient to meet the distribution requirements on the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the debt securities. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the debt securities. Holders of debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.

Our debt securities or any convertible debt securities, if issued to the public, may or may not have an established trading market. We cannot assure investors that a trading market for our debt securities or any convertible debt securities, if issued to the public, would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities, if issued to the public. These factors would likely include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption, repayment or convertible features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities, if issued to the public. This too may materially adversely affect the market value of such debt securities or the trading market for such debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to redemption may materially adversely affect the return on any debt securities.

If we issue any debt securities or any convertible debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

The issuance of warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such warrants or convertible debt offering.

Stockholders who do not fully exercise warrants or convertible debt issued to them in any offering of warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. However, our Board of Directors will make a good faith determination that any offering of warrants or convertible debt would result in a net benefit to existing stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any prospectus supplement accompanying this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any prospectus supplement accompanying this prospectus may include statements as to:

•	our future operating results and distribution projections;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of the investments that we expect to make;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments and the timing of our investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus and any prospectus supplement accompanying this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any prospectus supplement accompanying this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to BDCs and RICs.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, in the form of a prospectus supplement or post-effective amendment to the registration statement to which this prospectus relates, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this prospectus and any prospectus supplement accompanying this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and the forward looking statements that will be contained in our periodic reports are excluded from the safe-harbor protection provided by Section 21E of the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from selling our securities to make investments in accordance with our investment objective and strategies described in this prospectus and may use such funds for general corporate purposes, including for working capital requirements. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings under our credit facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Borrowings” for additional detail on the terms of our borrowings. We will invest any idle funds primarily in high quality, short-term debt securities, consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. See “Regulation — Business Development Company Regulations — Temporary Investments.” A prospectus supplement accompanying this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “FSFR.” The following table sets forth, for each fiscal quarter since we commenced operations, the range of high and low closing sales prices of our common stock as reported on the NASDAQ Global Select Market, the premium (discount) of sales price to our net asset value (NAV) and the distributions declared by us for each fiscal quarter.

			Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Cash Dividend per Share(3)
	NAV(1)		High	Low
Year ending September 30, 2015
Fourth Quarter (through September 23, 2015		*	$9.40	$8.57	*	*	$0.20
Third Quarter	$12.23		$10.94	$9.22	(10.5)%*	(24.6)%*	$0.30
Second Quarter	$12.46		$11.02	$10.21	(11.6)%	(18.1)%	$0.30
First Quarter	$12.53		$11.75	$9.77	(6.2)%	(22.0)%	$0.30
Year ended September 30, 2014
Fourth Quarter	$12.65		$14.33	$11.27	13.3%	(10.9)%	$0.27
Third Quarter	$15.13		$14.83	$13.09	(2.0)%	(13.5)%	$0.23
Second Quarter	$15.13		$15.10	$13.20	(0.2)%	(12.8)%	$0.20
First Quarter	$15.10		$13.91	$13.09	(7.8)%	(13.3)%	$0.01
Year ended September 30, 2013
Fourth Quarter	$15.13		$14.50	$11.62	(4.6)%	(23.6)%	—

*	Not determinable at time of filing.
(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price less net asset value, divided by net asset value.
(3)	Represents the dividend paid or to be paid in the specified quarter.

The last reported price for our common stock on September 23, 2015 was $8.96 per share. As of September 23, 2015, we had 3 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our initial public offering in July 2013, our shares of common stock have at times traded at prices significantly less than our net asset value.

We have made, and intend to continue to make, quarterly distributions to our stockholders. The amount of our distributions, if any, will be determined by our Board of Directors.

We elected to be treated and qualified, as a RIC under Subchapter M of the Code, for U.S. federal income tax purposes, commencing with our first taxable year ended September 30, 2013. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income.

Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit us to continue to pay cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” dividend reinvestment plan for our stockholders. As a result, when we make a cash distribution, then stockholders’ cash distributions are automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.” Distributions by us are generally taxable to U.S. stockholders as ordinary income or capital gains. See “Material U.S. Federal Income Tax Considerations.”

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our Consolidated Financial Statements, including the notes to those statements, included in this prospectus.

	For the Nine Months Ended June 30, 2015	For the Year Ended September 30, 2014	For the period from June 29, 2013 (commencement of operations) through the Year Ended September 30, 2013
Earnings to Fixed Charges(1)	3.10	6.76	N/A

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs, if any.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

The following discussion should be read in connection with our financial statements and the notes thereto included in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in this prospectus for a discussion of the uncertainties, risks and assumptions associated with these statements. All amounts are in thousands, except share and per share amounts, percentages and as otherwise indicated.

Overview

We were formed in May 2013 as a Delaware corporation and structured as an externally managed, closed-end, non-diversified management investment company. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments while seeking to preserve our capital. We have elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes we have elected to be treated, and intend to continue to qualify annually, as a RIC under Subchapter M of the Code. Also, we are an “emerging growth company,” as defined in the JOBS Act, and intend to take advantage of the exemption for emerging growth companies allowing us to temporarily forego the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We do not intend to take advantage of other disclosure or reporting exemptions for emerging growth companies under the JOBS Act.

On July 17, 2013, we completed an initial public offering of 6,666,668 shares of our common stock at the public offering price of $15.00 per share. The proceeds of our initial public offering totaled $100.0 million and all offering costs were borne by our investment adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses.

On August 19, 2014, we completed a follow-on public offering of 22,800,000 shares of its common stock at the public offering price of $12.91 per share. The net proceeds totaled $276.2 million after deducting underwriting commissions of $17.7 million and offering costs of $0.5 million. Our common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “FSFR.”

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions affecting amounts reported in the consolidated financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In accordance with authoritative accounting guidance, we perform detailed valuations of our debt and equity investments on an individual basis, using bond yield, market and income approaches as appropriate. In general, we utilize a bond yield method for the majority of our investments where there is no readily available market quotation, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, income approach, or, in certain cases, an alternative methodology potentially including market quotations, an asset liquidation model, expected recovery model or other alternative approaches.

Financial instruments with readily available quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment inherent in measuring fair value. As such, our capital markets group obtains and analyzes readily available market quotations provided by independent pricing services for all of our senior secured debt investments for which quotations are available. In determining the fair value of a particular investment, pricing services use observable market information, including both binding and non-binding indicative quotations. These investments are generally classified as Level 3 because the quoted prices may be indicative in nature for securities that are in an inactive market, may be for similar securities or may require adjustment for investment-specific factors or restrictions.

We evaluate the prices obtained from independent pricing services based on available market information and company specific data that could affect the credit quality and/or fair value of the investment. Investments for which market quotations are readily available may be valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. We do not adjust any of the prices received from these sources unless we have a reason to believe any such market quotations are not reflective of the fair value of an investment.

Market quotations may be deemed not to represent fair value where we believe that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotations not to reflect the fair value of the security, among other reasons. Examples of these events could include cases when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. In these instances, we value such investments by using the valuation procedure that we use with respect to assets for which market quotations are not readily available (as discussed below).

If the quotation provided by the pricing service is based on only one or two market sources, we perform additional procedures to corroborate such information, generally including but not limited to, the bond yield approach discussed below and a quantitative and qualitative assessment of the credit quality and market trends affecting the portfolio company.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation and amortization), cash flows, net income or revenues. We generally require portfolio companies to provide annual audited and quarterly or monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business.

We estimate the fair value of privately held warrants using a Black Scholes pricing model. At each reporting date, privately held warrants are valued based on an analysis of various factors and subjective assumptions including, but not limited to, the current stock price (by analyzing the portfolio company’s operating performance and financial condition and general market conditions), the expected period until exercise, expected volatility of the underlying stock price, expected dividends, and the risk free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued either by our capital markets group for quoted investments or our finance department for unquoted investments;
•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;
•	Separately, independent valuation firms engaged by the Board of Directors prepare preliminary valuations of our investments, on a selected basis, for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and submit the reports to us;
•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	Our finance department prepares a valuation report for the Audit Committee of our Board of Directors;
•	The Audit Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;
•	The Audit Committee of our Board of Directors reviews the preliminary valuations with the portfolio managers of the Investment Adviser, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of our Board of Directors makes a recommendation to our Board of Directors regarding the fair value of the investments in our portfolio; and
•	Our Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at June 30, 2015 and September 30, 2014, was determined in good faith by our Board of Directors. Our Board of Directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter; however, our Board of Directors is ultimately and solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

In certain cases, an independent valuation firm may perform a portfolio company valuation which is reviewed and, where appropriate, relied upon by our Board of Directors in determining the fair value of such investment.

The percentages of our portfolio, at fair value, valued by independent valuation firms each period during the current and preceding fiscal years were as follows:

For the quarter ended December 31, 2013	34.1%
For the quarter ended March 31, 2014	30.5%
For the quarter ended June 30, 2014	56.6%
For the quarter ended September 30, 2014	44.3%
For the quarter ended December 31, 2014	54.1%
For the quarter ended March 31, 2015(1)	32.1%
For the quarter ended June 30, 2015(1)	23.8%

(1)	The decrease from prior quarters is primarily related to the increased use of market quotations to value certain of our portfolio investments.

As of June 30, 2015 and September 30, 2014, approximately 83.7% and 72.7%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for accretion of original issue discount, or OID, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions of income from portfolio companies are generally recorded as dividend income on the ex-dividend date.

Fee Income

We receive a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayment fees which are classified as fee income and recognized as they are earned.

Payment-in-Kind (PIK) Interest

Although none of our investments bore PIK interest as of June 30, 2015, a portion of our loans may contain contractual PIK interest provisions in the future. The PIK interest, which represents contractually deferred interest, will be added to the loan balance that is generally due at the end of the loan term, and would generally be recorded on the accrual basis to the extent such amounts are expected to be collected. We would generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest would involve subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we would determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security would generally be made well before our full write-down of such loan or debt security. There were no investments on which we earned PIK interest for the three and nine months ended June 30, 2015 and June 30, 2014.

For a discussion of risks we are subject to if we were to acquire loans that bear PIK interest, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,” “— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments” in our annual report on Form 10-K for the year ended September 30, 2014. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest. The accrual of PIK interest on our debt investments would increase the recorded cost basis of these investments in our financial statements and, as a result, would increase the cost basis of these investments for purposes of computing the capital gains incentive fee payable by us to our Investment Adviser.

To maintain our status as a RIC, PIK income must be paid out to our stockholders in the form of distributions even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. We did not have any accumulated PIK interest as of June 30, 2015 and September 30, 2014.

Portfolio Composition

Our investments principally consist of senior secured loans in privately-held companies. Our loans are typically secured by a first or second lien on the assets of the portfolio company and generally have terms of up to seven years (but an expected average life of between three and four years). We are currently focusing our origination efforts on a prudent mix of first lien and second lien loans which we believe will provide superior risk-adjusted returns while maintaining adequate credit protection. The mix may change over time based on market conditions and management’s view of where the best risk-adjusted returns are available.

A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in the following tables:

Cost:	June 30, 2015	September 30, 2014
Senior secured debt	91.49%	99.83%
Subordinated notes of FSFR Glick JV	7.59	—
LLC equity interests of FSFR Glick JV	0.84	—
Purchased equity	0.08	0.17
Total	100.00%	100.00%

Fair value:	June 30, 2015	September 30, 2014
Senior secured debt	91.44%	99.78%
Subordinated notes of FSFR Glick JV	7.66	—
LLC equity interests of FSFR Glick JV	0.77	—
Purchased equity	0.10	0.17
Equity grants	0.03	0.05
Total	100.00%	100.00%

The industry composition of our portfolio at cost and fair value, respectively, as a percentage of total investments was as follows:

Cost:	June 30, 2015	September 30, 2014
Internet software & services	21.70%	9.02%
Healthcare services	12.69	12.76
Multi-sector holdings	8.43	—
Integrated telecommunication services	7.63	6.13
Advertising	6.50	3.60
Diversified support services	5.84	1.16
Application software	4.60	24.60
Specialized consumer services	4.56	1.06
Pharmaceuticals	3.80	3.31
Education services	3.74	3.12
Data processing & outsourced services	3.43	2.00
Security & alarm services	3.04	—
Electronic equipment & instruments	2.19	—
Food retail	1.65	—
Research & consulting services	1.48	1.65
Diversified capital markets	1.39	1.81
IT consulting & other services	1.31	—
Construction & engineering	0.95	2.03
Wireless telecommunication services	0.92	1.00
Healthcare technology	0.78	2.65

Cost:	June 30, 2015	September 30, 2014
Personal products	0.76	1.65
Oil & gas equipment & services	0.72	1.58
Computer hardware	0.66	1.53
Industrial machinery	0.63	—
Fertilizers & agricultural chemicals	0.60	1.32
Specialty chemicals	—	1.07
Casinos & gaming	—	4.43
Hotels, resorts & cruise lines	—	3.21
Healthcare equipment	—	2.97
Alternative carriers	—	1.66
Electrical components & equipment	—	1.66
Electronic components	—	1.53
Movies & entertainment	—	1.49
	100.00%	100.00%

Fair value:	June 30, 2015	September 30, 2014
Internet software & services	21.41%	9.03%
Healthcare services	12.48	12.73
Multi-sector holdings	8.42	—
Integrated telecommunication services	7.70	6.13
Specialized consumer services	4.59	1.06
Advertising	6.57	3.61
Diversified support services	5.87	1.15
Application software	4.67	24.59
Pharmaceuticals	3.87	3.30
Education services	3.71	3.13
Data processing & outsourced services	3.46	2.00
Security & alarm services	3.07	—
Electronic equipment & instruments	2.21	—
Food retail	1.67	—
Research & consulting services	1.50	1.65
Diversified capital markets	1.41	1.80
IT consulting & other services	1.32	—
Construction & engineering	0.96	2.03
Wireless telecommunication services	0.93	0.99
Healthcare technology	0.79	2.67
Personal products	0.77	1.63
Oil & gas equipment & services	0.71	1.57
Computer hardware	0.67	1.54
Industrial machinery	0.63	—
Fertilizers & agricultural chemicals	0.61	1.35
Casinos & gaming	—	4.43
Hotels, resorts & cruise lines	—	3.20
Healthcare equipment	—	2.97
Alternative carriers	—	1.66
Electrical components & equipment	—	1.62
Movies & entertainment	—	1.55

Fair value:	June 30, 2015	September 30, 2014
Electronic components	—	1.54
Specialty chemicals	—	1.07
	100.00%	100.00%

Portfolio Asset Quality

We employ a ranking system to assess and monitor the credit risk of our investment portfolio. We rank all investments on a scale from 1 to 4. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment. We have determined that there should be an individual ranking assigned to each tranche of securities in the same portfolio company where appropriate. This may arise when the perceived risk of loss on the investment varies significantly between tranches due to their respective seniority in the capital structure.

•	Investment Ranking 1 is used for investments that are performing above expectations and/or capital gains are expected.
•	Investment Ranking 2 is used for investments that are performing substantially within our expectations, and whose risks remain materially consistent with the potential risks at the time of the original or restructured investment. All new investments are initially ranked 2.
•	Investment Ranking 3 is used for investments that are performing below our expectations and for which risk has materially increased since the original or restructured investment. The portfolio company may be out of compliance with debt covenants and may require closer monitoring. To the extent that the underlying agreement has a PIK interest provision, investments with a ranking of 3 are generally those on which we are not accruing PIK interest.
•	Investment Ranking 4 is used for investments that are performing substantially below our expectations and for which risk has increased substantially since the original or restructured investment. Investments with a ranking of 4 are those for which some loss of principal is expected and are generally those on which we are not accruing cash interest.

The following table shows the distribution of our investments on the 1 to 4 investment ranking scale at fair value as of June 30, 2015 and September 30, 2014:

Investment Ranking	June 30, 2015			September 30, 2014
	Fair Value	% of Portfolio	Leverage Ratio	Fair Value	% of Portfolio	Leverage Ratio
1	—	—	—	—	—	—
2	$624,195,669	99.46%	4.56	$300,001,397	100.00%	4.48
3	3,389,625	0.54	6.32	—	—	—
4	—	—	—	—	—	—
Total	$627,585,294	100.00%	4.57	$300,001,397	100.00%	4.48

We may from time to time modify the payment terms of our investments, either in response to current economic conditions and their impact on certain of our portfolio companies or in accordance with tier pricing provisions in certain loan agreements. Such modified terms may include increased PIK interest provisions and reduced cash interest rates. Any future modifications to our loan agreements, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders. As of June 30, 2015, we had modified the payment terms of our investment in one portfolio company. As of September 30, 2014, we had modified the payment terms of our investment in one portfolio company.

Loans and Debt Securities on Non-Accrual Status

As of June 30, 2015, September 30, 2014 and June 30, 2014, there were no investments on which we had stopped accruing cash interest or OID income. For the three and nine months ended June 30, 2015 and June 30, 2014, there were no income non-accrual amounts.

FSFR Glick JV LLC

In October 2014, we entered into an LLC agreement with GF Equity Funding 2014 LLC (“GF Equity Funding”) to form FSFR Glick JV LLC (“FSFR Glick JV”). On April 21, 2015, FSFR Glick JV began investing in senior secured loans of middle market companies. We co-invest in these securities with GF Equity Funding through our investment in FSFR Glick JV. FSFR Glick JV is managed by a four person Board of Directors, two of whom are selected by us and two of whom are selected by GF Equity Funding. FSFR Glick JV is capitalized as transactions are completed, and portfolio decisions and investment decisions in respect of the FSFR Glick JV must be approved by an investment committee of FSFR Glick JV consisting of one representative of us and one representative of GF Equity Funding (with approval of each required). The members provide capital to the FSFR Glick JV in exchange for LLC equity interests, and we and GF Debt Funding 2014 LLC, an entity advised by affiliates of GF Equity Funding (“GF Debt Funding”), provide capital to the FSFR Glick JV in exchange for subordinated notes (the “Subordinated Notes”). As of June 30, 2015, we and GF Equity Funding owned 87.5% and 12.5%, respectively, of the outstanding LLC interests and we and GF Debt Funding owned 87.5% and 12.5% respectively, of the Subordinated Notes. FSFR Glick JV is not an “eligible portfolio company” as defined in section 2(a)(46) of the 1940 Act.

We have determined that FSFR Glick JV is an investment company under ASC 946; however, in accordance with such guidance, we will generally not consolidate our investment in a company other than a wholly-owned investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we do not consolidate our noncontrolling interest in FSFR Glick JV.

As of June 30, 2015, FSFR Glick JV had total assets of $147.6 million. Our investment in FSFR Glick JV consisted of LLC equity interests of $5.3 million and Subordinated Notes of $48.1 million, at fair value as of June 30, 2015. The Subordinated Notes are junior in right of payment to the repayment of temporary contributions made by us to fund investments of FSFR Glick JV. FSFR Glick JV’s portfolio consisted of middle market and other corporate debt securities of 20 “eligible portfolio companies” (as defined in the Section 2(a)(46) of the 1940 Act) as of June 30, 2015. As of June 30, 2015, the largest investment in a single company in FSFR Glick JV’s portfolio at fair value was $14.6 million, and the five largest investments in portfolio companies in FSFR Glick JV totaled $57.7 million at fair value. The portfolio companies in FSFR Glick JV are in industries similar to those in which we may invest directly.

As of June 30, 2015, FSFR Glick JV had available capital of $100.0 million, $87.5 million of which was from us and the remaining $12.5 million from GF Equity Funding. Approximately $61.1 million in aggregate principal amount was funded as of June 30, 2015, relating to these commitments, of which $53.4 million was from us. As of June 30, 2015, we had commitments to fund Subordinated Notes to FSFR Glick JV of $78.8 million, of which $30.7 million was unfunded. As of June 30, 2015, we had commitments to fund LLC equity interests in FSFR Glick JV of $8.8 million, of which $3.4 million was unfunded. Additionally, FSFR Glick JV has a senior revolving credit facility with Credit Suisse AG, Cayman Island Branch (“Credit Suisse facility”) with a stated maturity date of April 17, 2023, which permitted up to $200.0 million of borrowings as of June 30, 2015. Borrowings under the Credit Suisse facility were secured by all of the assets of FSFR Glick JV and all of the equity interests in FSFR Glick JV and bore interest at a rate equal to the 3-month LIBOR plus 2.5% per annum with no LIBOR floor as of June 30, 2015. Under the Credit Suisse facility, $73.3 million in borrowings were outstanding as of June 30, 2015.

Below is a summary of FSFR Glick JV’s portfolio, followed by a listing of the individual loans in FSFR Glick JV’s portfolio as of June 30, 2015:

June 30, 2015
Senior secured loans(1)	$135,639,634
Weighted average current interest rate on senior secured loans(2)	7.19%
Number of borrowers in FSFR Glick JV	20
Largest loan to a single borrower(1)	$14,599,642
Total of five largest loans to borrowers(1)	$57,697,320

(1)	At fair value.
(2)	Computed as the (a) annual interest on accruing senior secured loans divided by (b) total senior secured loans at fair value.

FSFR Glick JV Loan Portfolio as of June 30, 2015

Portfolio Company	Business Description	Investment Type	Maturity Date	Stated Interest Rate(1)	Principal	Fair Value(2)
Accruent, LLC(3)	Internet software & services	First Lien Term Loan	11/25/2019	LIBOR +6.25% (1% floor) cash	$14,815,251	$14,599,642
Ameritox Ltd.(3)	Healthcare services	First Lien Term Loan	6/23/2019	LIBOR+7.5% (1% floor) cash	7,844,104	7,757,279
Answers Corporation(3)	Internet software & services	First Lien Term Loan	10/1/2021	LIBOR+5.25% (1% floor) cash	7,979,950	6,876,044
Beyond Trust Software, Inc.(3)	Application software	First Lien Term Loan	9/25/2019	LIBOR+7% (1% floor) cash	13,700,293	13,574,541
Compuware Corporation(3)	Internet software & services	First Lien Term Loan B1	12/15/2019	LIBOR+5.25% (1% floor) cash	7,898,734	7,790,127
Idera, Inc.(3)	Internet software & services	First Lien Term Loan	11/5/2020	LIBOR+5.5% (0.5% floor) cash	3,180,000	3,154,108
Metamorph US 3, LLC(3)	Internet software & services	First Lien Term Loan	12/1/2020	LIBOR+5.5% (1% floor) cash	8,451,509	8,330,359
Motion Recruitment Partners LLC(3)	Diversified support services	First Lien Term Loan	2/13/2020	LIBOR+6% (1% floor) cash	9,812,500	9,700,130
NAVEX Global, Inc.(3)	Internet software & services	First Lien Term Loan	11/19/2021	LIBOR+4.75% (1% floor) cash	2,441,577	2,435,473
Teaching Strategies, LLC(3)	Education services	First Lien Term Loan	10/1/2019	LIBOR+5.5% (0.5% floor) cash	2,809,106	2,793,367
Teaching Strategies, LLC	Education services	First Lien Delayed Draw Term Loan	10/1/2019	LIBOR+5.5% (0.5% floor) cash	7,065,000	7,054,640
Trialcard Incorporated(3)	Healthcare services	First Lien Term Loan	12/31/2019	LIBOR+5.25% (1% floor) cash	7,844,098	7,770,446
Air Newco LLC	IT consulting & other services	First Lien Term Loan B	1/31/2022	LIBOR+5.5% (1% floor) cash	5,985,000	5,992,481
Fineline Technologies, Inc.(3)	Electronic equipment & instruments	First Lien Term Loan	2/25/2022	LIBOR+5% (1% floor) cash	8,910,000	8,910,000
LegalZoom.com, Inc.(3)	Specialized consumer services	First Lien Term Loan	5/13/2020	LIBOR+7% (1% floor) cash	9,975,000	9,975,000
GK Holdings, Inc.	IT consulting & other services	First Lien Term Loan	1/30/2021	LIBOR+5.5% (1% floor) cash	3,482,500	3,482,500
Vitera Healthcare Solutions, LLC	Healthcare technology	Second Lien Term Loan	11/4/2021	LIBOR+8.25% (1% floor) cash	3,000,000	2,955,000
TIBCO Software, Inc.(3)	Internet software & services	First Lien Term Loan	12/4/2020	LIBOR+5.5% (1% floor) cash	2,334,150	2,337,068
CM Delaware LLC	Advertising	First Lien Term Loan	3/18/2021	LIBOR+4.5% (1% floor) cash	2,172,500	2,169,795
New Trident Holdcorp, Inc.(3)	Healthcare services	First Lien Term Loan B	7/31/2019	LIBOR+5.25% (1.25% floor) cash	2,070,296	2,011,634
Central Security Group, Inc.(3)	Specialized consumer services	First Lien Term Loan	11/6/2020	LIBOR+5.25% (1% floor) cash	5,984,962	5,970,000
Total Portfolio Investments					137,756,530	135,639,634

(1)	Represents the current interest rate as of June 30, 2015. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value determined utilizing a similar process as us in accordance with ASC 820. However, the determination of such fair value is not included in the valuation process of the Board of Directors described elsewhere herein.
(3)	This investment is held by both us and FSFR Glick JV at June 30, 2015.

The amortized cost and fair value of the Subordinated Notes held by us was $48.1 million as of June 30, 2015. The Subordinated Notes pay a weighted average interest rate of LIBOR plus 8.0% per annum and also entitle the holders thereof to receive a portion of the excess cash flow from the investment portfolio, which may result in a return greater than the contractual coupon. For the three months ended June 30, 2015, we earned interest income of $0.8 million on our investment in the Subordinated Notes. The cost and fair value of the LLC equity interests held by us was $5.3 million and $4.8 million as of June 30, 2015, respectively. We earned dividend income of $0.1 million for the three months ended June 30, 2015 with respect to our LLC equity interests. The LLC equity interests are dividend producing to the extent there is residual income to be distributed on a quarterly basis.

Below is certain summarized financial information for FSFR Glick JV as of June 30, 2015 and for the three months ended June 30, 2015:

June 30, 2015
Selected Balance Sheet Information:
Investments in loans at fair value (cost $136,276,423)	$135,639,634
Cash and cash equivalents	1,140,556
Restricted cash	8,148,007
Other assets	2,658,786
Total assets	$147,586,983
Senior credit facility payable	$73,257,636
Payables from unsettled transactions	12,531,987
Subordinated notes payable at fair value (proceeds $54,969,435)	54,920,021
Other liabilities	1,382,772
Total liabilities	$142,092,416
Members’ equity	5,494,567
Total liabilities and members’ equity	$147,586,983

Three months ended June 30, 2015
Selected Statement of Operations Information:
Interest income	$1,427,775
Total investment income	1,427,775
Interest expense	1,344,369
Other expenses	24,179
Total expenses(1)	1,368,548
Net unrealized depreciation on investments and subordinated notes payable	(587,375)
Net loss	$(528,148)

(1)	There are no management fees or incentive fees charged at FSFR Glick JV.

FSFR Glick JV has elected to fair value the Subordinated Notes issued to us and GF Debt Funding under ASC 825 — Financial Instruments, or ASC 825. The Subordinated Notes are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model.

During the three months ended June 30, 2015, we sold $136.9 million of senior secured debt investments at fair value to FSFR Glick JV in exchange for $83.5 million cash consideration, $48.1 million of subordinated notes in FSFR Glick JV and $5.3 million of LLC equity interests in FSFR Glick JV. We recognized a $1.6 million realized loss on these transactions.

Discussion and Analysis of Results and Operations

Results of Operations

The principal measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Net unrealized appreciation (depreciation) is the net change in the fair value of our investment portfolio.

Comparison of the three and nine months ended June 30, 2015 and June 30, 2014

Total Investment Income

Total investment income includes interest income on our investments, fee income and other investment income. Fee income consists principally of servicing, advisory, structuring and prepayment fees.

Total investment income for the three months ended June 30, 2015 and June 30, 2014 was $13.7 million and $3.8 million, respectively. For the three months ended June 30, 2015, this amount primarily consisted of $10.6 million of interest income from portfolio investments and $3.0 million of fee income. For the three months ended June 30, 2014, this amount primarily consisted of $3.0 million of interest income from portfolio investments and $0.9 million of fee income.

Total investment income for the nine months ended June 30, 2015 and June 30, 2014 was $41.5 million and $9.6 million, respectively. For the nine months ended June 30, 2015, this amount primarily consisted of $28.1 million of interest income from portfolio investments and $13.2 million of fee income. For the nine months ended June 30, 2014, this amount primarily consisted of $6.9 million of interest income from portfolio investments and $2.7 million of fee income.

The weighted average cash yield on our debt investments at June 30, 2015 and September 30, 2014 was 7.64% and 7.24%, respectively.

The increase in our total investment income for the three and nine months ended June 30, 2015, as compared to the three and nine months ended June 30, 2014, was primarily attributable to higher average levels of outstanding debt investments, which was principally due to a net increase of 20 debt investments in our portfolio year over year and an increase in fees related to investment activity, partially offset by amortization repayments received on our debt investments.

Expenses

Total expenses for the three months ended June 30, 2015 and June 30, 2014 were $7.4 million and $2.0 million, respectively. Total expenses increased for the three months ended June 30, 2015 as compared to the three months ended June 30, 2014 by $5.4 million. This was due primarily to increases in:

•	Base management fee, which was primarily attributable to a $436.1 million increase in the fair value of the investment portfolio due to an increase in net investment fundings in the year-over-year period;
•	Part I incentive fee, which was attributable to a $5.0 million increase in pre-incentive fee net investment income for the year-over-year period; and
•	Interest expense, which was attributable to a $202.6 million increase in weighted average debt outstanding for the year-over-year period.

Net expenses for the nine months ended June 30, 2015 and June 30, 2014 were $18.0 million and $4.4 million, respectively. Net expenses increased for the nine months ended June 30, 2015 as compared to the nine months ended June 30, 2014 by $13.6 million. This was due primarily to increases in:

•	Base management fee, which was attributable to the increase in the fair value of the investment portfolio discussed above;
•	Part I incentive fee, which was attributable to a $22.3 million increase in pre-incentive fee net investment income for the year-over-year period; and

•	Interest expense, which was attributable to a $168.7 million increase in weighted average debt outstanding for the year-over-year period.

Net Investment Income

As a result of the $9.9 million increase in total investment income, as compared to the $5.4 million increase in total expenses, net investment income for the three months ended June 30, 2015 reflected a $4.5 million increase, as compared to the three months ended June 30, 2014.

As a result of the $31.9 million increase in total investment income, as compared to the $13.6 million increase in total expenses, net investment income for the nine months ended June 30, 2015 reflected a $18.3 million increase, as compared to the nine months ended June 30, 2014.

Realized Gain (Loss) on Investments

During the nine months ended June 30, 2015, we recorded investment realization events, including the following:

•	In October 2014, we received a cash payment of $6.8 million from Answers Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In December 2014, we received a cash payment of $4.9 million from Survey Sampling International, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In April 2015, we received a cash payment of $9.4 million from Travel Leaders Group, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In April 2015, we received a cash payment of $11.2 million from IPC Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In April 2015, we received a cash payment of $2.5 million from Symphony Teleca Services, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In May 2015, we received a cash payment of $4.1 million from GOBP Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction; and
•	During the nine months ended June 30, 2015, we received cash payments of $451.4 million in connection with full or partial sales of debt investments in the open market and recorded a net realized loss of $3.3 million.

During the nine months ended June 30, 2014, we received cash payments of $103.2 million in connection with payoffs and open market sales of debt securities and recorded a net realized gain of $0.2 million.

Net Unrealized Appreciation (Depreciation) on Investments

Net unrealized appreciation or depreciation is the net change in the fair value of our investments during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the three and nine months ended June 30, 2015, we recorded net unrealized depreciation of $2.5 million and $6.0 million, respectively. For the three months ended June 30, 2015 this consisted of $0.4 million of net unrealized depreciation on equity investments, $2.0 million of net unrealized depreciation on debt investments and $0.1 million of net reclassifications to realized gains on debt and equity investments (resulting in unrealized depreciation). For the nine months ended June 30, 2015, this consisted of $5.9 million of net unrealized depreciation on debt investments, $0.4 million of net unrealized depreciation on equity investments and $0.3 million of net reclassifications to realized loss on debt and equity investments (resulting in unrealized appreciation).

For the three months ended June 30, 2014, our net unrealized depreciation consisted of $57,640 of net unrealized depreciation on debt investments offset by $44,255 of net reclassifications to realized losses on debt investments (resulting in unrealized appreciation). For the nine months ended June 30, 2014, our net unrealized depreciation consisted of $666,422 of net unrealized depreciation on debt investments offset by $39,653 of net reclassifications to realized losses on debt investments (resulting in unrealized appreciation).

Comparison of year ended September 30, 2014 and period from June 29, 2013 through September 30, 2013

Total Investment Income

Total investment income includes interest and dividend income on our investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, administrative fees, unused fees, amendment fees, advisory fees, structuring fees, prepayment fees and waiver fees.

Total investment income for the year ended September 30, 2014 and for the period from June 29, 2013 through September 30, 2013 was $15.8 million and $1.1 million, respectively. For the year ended September 30, 2014, this amount primarily consisted of $10.1 million of interest income from portfolio investments and $5.7 million of fee income. For the period from June 29, 2013 through September 30, 2013, this amount primarily consisted of $0.4 million of interest income from portfolio investments and $0.7 million of fee income. The weighted average cash yield on our debt investments at September 30, 2014 and September 30, 2013 was 7.24% and 6.77%, respectively. The increase in interest income over the previous year comparative period was due to a full year of operation and the increased size of our portfolio.

Expenses

Net expenses for the year ended September 30, 2014 and for the period from June 29, 2013 through September 30, 2013 were $6.9 million and $0.3 million, respectively. For the year ended September 30, 2014, this amount primarily consisted of $1.6 million of interest expense, $1.6 million of base management fees (net of waivers), $1.6 million Part I incentive fee and $0.8 million in professional fees. Our expenses increased over the previous year comparative period due to a full year of operations and the increased size of our portfolio.

Net Investment Income

As a result of the $14.7 million increase in total investment income as compared to the $6.6 million increase in net expenses, net investment income for the year ended September 30, 2014 reflected a $8.1 million or 965.1% increase compared to the period from June 29, 2013 through September 30, 2013, which was due to a full year of operations and the increased size of our portfolio.

Realized Gain (Loss) on Investments

During the year ended September 30, 2014, we recorded investment realization events, including the following:

•	In March 2014, we received a cash payment of $5.0 million from Bellisio Foods, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In May 2014, we received a cash payment of $8.8 million from American Auto Auction Group, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In August 2014, we received a cash payment of $4.5 million from Quorum Business Solutions (USA), Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In August 2014, we received a cash payment of $7.5 million from TriMark USA LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction; and
•	During the year ended September 30, 2014, we received total cash payments of $147.6 million in connection with full or partial open market sales and repayments of debt investments and recorded a net realized gain of $0.3 million.

During the period from June 29, 2013 through September 30, 2013, we recorded the following investment realization event:

•	In September 2013, we received $4.0 million in connection with the sale of our investment in BMC Software Finance, Inc. The debt investment was exited at par and no realized gain or loss was recorded on this transaction.

Net Unrealized Appreciation (Depreciation) on Investments

Net unrealized appreciation or depreciation is the net change in the fair value of our investments during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended September 30, 2014, we recorded net unrealized appreciation of $4,150, consisting of $167,990 of unrealized appreciation of equity investments and $85,076 of net reclassifications to realized losses on debt investments (resulting in unrealized appreciation), partially offset by $248,916 of unrealized depreciation on debt investments. During the period from June 29, 2013 through September 30, 2013, we recorded no net unrealized appreciation or depreciation on our investments.

Financial Condition, Liquidity and Capital Resources

Cash Flows

We have a number of alternatives available to fund the growth of our investment portfolio and our operations, including, but not limited to, raising equity, increasing debt and funding from operational cash flow. Additionally, we may reduce investment size by syndicating a portion of any given transaction. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity and debt offerings or as we deem appropriate.

For the nine months ended June 30, 2015, we experienced a net decrease in cash and cash equivalents of $41.0 million. During that period, we used $309.8 million of cash in operating activities, primarily for the funding of $842.6 million of investments and net revolvers, partially offset by $505.8 million of principal payments and proceeds from the sale of investments and $23.5 million of net investment income. During the same period, cash provided by financing activities was $268.8 million, primarily consisting of $127.4 million of net borrowings under credit facilities and $180.0 million of borrowings under our 2015 Debt Securitization, partially offset by $31.6 million of cash distributions paid and $6.1 million of deferred financing costs paid.

For the nine months ended June 30, 2014, we experienced a net decrease in cash and cash equivalents of $47.2 million. During that period, we used $132.3 million of cash in operating activities, primarily for the funding of $264.2 million of investments and net revolvers, partially offset by $121.0 million of amortization payments and proceeds from the sale of investments and $5.2 million of net investment income. During the same period, cash provided by financing activities was $85.1 million, primarily consisting of $89.8 million of net borrowings under our credit facility, net of $1.8 million of deferred financing costs paid and $2.9 million of dividends paid.

As of June 30, 2015, we had $66.4 million of cash and cash equivalents, $3.5 million of restricted cash, portfolio investments (at fair value) of $627.6 million, distribution payable of $2.9 million, payables from unsettled transactions of $74.0 million and unfunded commitments of $81.6 million. Pursuant to the terms of our credit agreement and 2015 Debt Securitization, we are restricted in terms of access to $2.5 million of restricted cash until such time as we submit required monthly reporting schedules. As of June 30, 2015, $1.0 million of restricted cash could be used only for the payment of interest expense on the notes issued in the 2015 Debt Securitization which is described in further detail in Note 6 to our Consolidated Financial Statements.

As of September 30, 2014, we had $107.4 million of cash and cash equivalents, $2.1 million of restricted cash, portfolio investments (at fair value) of $300.0 million, distribution payable of $8.8 million, payables from unsettled transactions of $27.9 million and unfunded commitments of $19.6 million.

Other Sources of Liquidity

We intend to continue to generate cash primarily from cash flows from operations, including interest earned, future borrowings and future offerings of our securities. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our then-current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See “Regulated Investment Company Status and Dividends” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of June 30, 2015, we were in compliance with this requirement. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Significant Capital Transactions

The following table reflects the dividend distributions per share that our Board of Directors has declared, including shares issued under our DRIP, on our common stock since inception:

Frequency	Date Declared	Record Date	Payment Date	Amount per Share	Total Distribution	DRIP Shares Issued(1)	DRIP Shares Value
Quarterly	October 8, 2013	October 21, 2013	October 31, 2013	$0.01	$66,668	—	—
Quarterly	October 8, 2013	December 16, 2013	January 31, 2014	0.20	1,333,354	606	$8,288
Quarterly	January 3, 2014	March 31, 2014	April 15, 2014	0.23	1,533,357	469	6,734
Quarterly	February 11, 2014	June 30, 2014	July 15, 2014	0.27	1,800,027	1,279	17,924
Quarterly	May 12, 2014	September 15, 2014	October 15, 2014	0.30	8,840,030	17,127	191,093
Quarterly	September 9, 2014	December 15, 2014	January 15, 2015	0.30	8,840,030	23,183	242,678
Quarterly	November 20, 2014	April 2, 2015	April 15, 2015	0.30	8,840,030	28,296	307,794
Monthly	February 4, 2015	May 1, 2015	May 15, 2015	0.10	2,946,677	5,045	50,830
Monthly	February 4, 2015	June 1, 2015	June 15, 2015	0.10	2,946,677	5,296	53,237
Monthly	February 4, 2015	July 1, 2015	July 15, 2015	0.10	2,946,677	14,572	137,464
Monthly	February 4, 2015	August 3, 2015	August 17, 2015	0.10	2,946,677	6,174	56,388

(1)	Shares were purchased on the open market and distributed.

On July 17, 2013, we completed an initial public offering of 6,666,668 shares of our common stock at the public offering price of $15.00 per share. The proceeds totaled $100.0 million and all offering costs were borne by our investment adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses.

On August 19, 2014, we completed a follow-on public offering of 22,800,000 shares of our common stock at the public offering price of $12.91. The net proceeds totaled $276.2 million after deducting underwriting commissions of $17.7 million and offering costs of $0.5 million.

Borrowings

Natixis Facility

On November 1, 2013, FS Senior Funding LLC, our wholly-owned, special purpose financing subsidiary entered into the $100 million revolving credit Natixis facility with the lenders referred to therein, Natixis, New York Branch, as administrative agent, and U.S. Bank National Association, as collateral agent and custodian.

Borrowings under the Natixis facility are subject to certain customary advance rates and accrue interest at a rate equal to either the applicable commercial paper rate (subject to an overall cap) plus 1.90% in the case of a lender that is a commercial paper conduit or otherwise the three-month LIBOR plus 2.00% per annum. In addition, there is a commitment fee payable on the undrawn amount under the credit facility equal to 1.00% (or 0.50% for the first six months after the closing date) of such undrawn amount. Interest and commitment fees are payable quarterly in arrears. The reinvestment period under the credit facility ended 18 months after the closing date and the credit facility will mature on November 1, 2021.

On October 16, 2014, we entered into agreements to expand the Natixis facility from $100 million to $200 million, including a $100 million term loan and a $100 million revolving credit facility. Fifth Third Bank (“Fifth Third”) also joined the facility as a term loan lender. The $50 million term loan provided by Fifth Third is priced at LIBOR plus 2% per annum, and the $100 million revolving credit facility and $50 million term loan provided by Natixis, New York Branch, are priced at the applicable commercial paper rate plus 1.9% per annum. The facility maturity date remained unchanged.

As of June 30, 2015, we had no borrowings outstanding under the Natixis facility. Borrowings under the Natixis facility, were secured by all of the assets of FS Senior Funding LLC and all of our equity interest in FS Senior Funding LLC. We used the Natixis facility to fund a portion of FS Senior Funding LLC’s loan origination activities and for general corporate purposes. Each loan origination under the Natixis facility was subject to the satisfaction of certain conditions. Our borrowings under the Natixis facility bore interest at a weighted average interest rate of 2.247% and 2.205% for the nine months ended June 30, 2015 and June 30, 2014, respectively. For the three and nine months ended June 30, 2015, we recorded interest expense of $2.7 million and $4.8 million, respectively, related to the Natixis facility. For the three and nine months ended June 30, 2014, we recorded interest expense of $0.5 million and $1.1 million, respectively, related to the Natixis facility.

On May 28, 2015, we completed a $309.0 million debt securitization transaction (the “2015 Debt Securitization”), the proceeds of which were used to repay the entire amount outstanding under the Natixis facility. In connection therewith, the Amended and Restated Loan and Servicing Agreement and other related documents governing the Natixis facility were also terminated. As such, we have no borrowings outstanding or capacity available under the Natixis facility as of June 30, 2015. Upon termination of the Natixis facility, we accelerated the $2.1 million remaining unamortized fee balance into interest expense.

Citibank Facility

On January 15, 2015, FS Senior Funding II LLC, our wholly-owned, special purpose financing subsidiary, entered into a $175 million revolving credit facility (the “Citibank facility”) with the lenders referred to therein, Citibank, N.A., as administrative agent, and Wells Fargo Bank, N. A., as collateral agent and custodian.

Borrowings under the Citibank facility are subject to certain customary advance rates and accrue interest at a rate equal to LIBOR plus 2.00% per annum on broadly syndicated loans and LIBOR plus 2.25% per annum on all other eligible loans during the reinvestment period. In addition, there is a commitment fee payable on the undrawn amount under the credit facility of either 0.50% per annum on the unused amount of the credit facility (if the advances outstanding on the credit facility exceed 50% of the aggregate commitments by lenders to make advances on such day) or 0.75% per annum on the unused amount of the credit facility

(if the advances outstanding on the credit facility do not exceed 50% of the aggregate commitments by lenders to make advances on such day) for the duration of the reinvestment period. Interest and commitment fees are payable quarterly in arrears. The reinvestment period under the credit facility ends three years after the closing date and the credit facility will mature on January 15, 2020.

As of June 30, 2015, we had $127.4 million outstanding under the Citibank facility. Borrowings under the Citibank facility are secured by all of the assets of FS Senior Funding II LLC and all of our equity interests in FS Senior Funding II LLC. We may use the Citibank facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the Citibank facility is subject to the satisfaction of certain conditions. Our borrowings under the Citibank facility bore interest at a weighted average interest rate of 2.809% for the nine months ended June 30, 2015. For the three and nine months ended June 30, 2015, we recorded interest expense of $1.0 million and $1.5 million, respectively, related to the Citibank facility.

Debt Securitization

On May 28, 2015, we completed our $309.0 million 2015 Debt Securitization consisting of $222.6 million in senior secured notes (“2015 Notes”) and $86.4 million of unsecured subordinated notes (“2015 Subordinated Notes”). The notes offered in the 2015 Debt Securitization were issued by FS Senior Funding Ltd. (the “2015 Issuer”), a wholly-owned subsidiary of us, through a private placement. The 2015 Notes are secured by the assets held by the 2015 Issuer. The 2015 Debt Securitization consists of $126.0 million Class A-T Senior Secured 2015 Notes of the 2015 Issuer which bear interest at three-month LIBOR plus 1.80%; $29.0 million Class A-S Senior Secured Notes of the 2015 Issuer which bear interest at a rate of three-month LIBOR plus 1.55%, with a step-up in spread to 2.10% to occur in October 2016; $20.0 million Class A-R Senior Secured Revolving Notes of the 2015 Issuer which bear interest at a rate of Commercial Paper plus 1.80%, collectively, the “Class A Notes;” and $25.0 million Class B Senior Secured Notes of the 2015 Issuer which bear interest at a rate of three-month LIBOR plus 2.65%. In partial consideration for the loans transferred to the 2015 Issuer as part of the 2015 Debt Securitization, we currently retain the entire $22.6 million of the Class C Senior Secured Notes (which we purchased at 98.0%) and the entire $86.4 million of the 2015 Subordinated Notes. The Class A Notes and Class B Notes are included in our June 30, 2015 Consolidated Statement of Assets and Liabilities as notes payable. As of June 30, 2015, the Class C Notes and the 2015 Subordinated Notes were eliminated in consolidation.

The proceeds of the private placement of the 2015 Notes, net of expenses, were used to repay the entire amount outstanding under the Natixis Facility. As part of the 2015 Debt Securitization, FS Senior Funding LLC, the borrower under the Natixis Facility, merged with and into 2015 Issuer, with the 2015 Issuer remaining as the surviving entity. Upon completion of the 2015 Debt Securitization, our Natixis credit facility was paid off and terminated.

We serve as collateral manager to the 2015 Issuer under a collateral management agreement. We are entitled to a fee for our services as collateral manager. The collateral management fee is eliminated in consolidation. We have retained Fifth Street Management LLC, our Investment Adviser, to furnish collateral management sub-advisory services to us pursuant to a sub-collateral management agreement. Fifth Street Management LLC intends to waive its right to such sub-collateral management fees in respect of the 2015 Debt Securitization.

The collateral management agreement does not include any incentive fee payable to us as collateral manager or payable to Fifth Street Management LLC as sub-advisor under the sub-collateral management agreement.

Through May 28, 2019, all principal collections received on the underlying collateral may be used by the 2015 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the 2015 Issuer and in accordance with our investment strategy. All note classes are scheduled to mature on May 28, 2025.

As of June 30, 2015, there were 48 investments in portfolio companies with a total fair value of $275.2 million, securing the 2015 Notes of the 2015 Issuer. The pool of loans in the 2015 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The aggregate accrued interest payable on the notes of the 2015 Issuer at June 30, 2015 was approximately $0.4 million. Deferred debt issuance costs consist of fees and expenses incurred in connection with debt offerings. As of June 30, 2015, we had a deferred debt issuance costs balance of approximately $2.9 million associated with the 2015 Debt Securitization.

For the three and nine months ended June 30, 2015, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the 2015 Debt Securitization were as follows:

FS Senior Funding Ltd.	For the three months ended June 30, 2015
Interest expense	$397,725
Amortization of debt issuance costs	48,351
Total interest and other debt financing expenses	$446,076
Cash paid for interest expense	$—
Annualized average interest rate	2.44%
Average outstanding balance	$64,565,217

The classes, interest rates, spread over LIBOR, cash paid for interest, stated interest expense and note discount expense of each of the Class A-T, A-S, A-R and B for the three months ended June 30, 2015 is as follows:

				Three Months Ended June 30, 2015
FS Senior Funding Ltd.	Stated Interest Rate	LIBOR Spread (basis points)		Cash Paid for Interest	Interest Expense
Class A-T Notes	2.15394%	180		$—	$256,319
Class A-S Notes	1.90394%	155	(1)	—	52,147
Class A-R Notes	2.15394%	180	(2)	—	18,333
Class B Notes	3.00394%	265		—	70,926
Class C Notes	3.60394%	325	(3)	—	—
Total				$—	$397,725

(1)	Step-up in spread to occur in October 2016.
(2)	1.0% undrawn fee. Class A-R Notes were fully undrawn during the period ending June 30, 2015.
(3)	We hold all Class C Notes outstanding and thus have not recorded any related interest expense.

The classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A, B, C and Subordinated Notes are as follows:

Description	Class A-T Notes	Class A-S Notes	Class A-R Notes***	Class B Notes	Class C Notes	Subordinated Notes
Type	Senior Secured Floating Rate Term Debt	Senior Secured Floating Rate Term Debt	Senior Secured Floating Rate Revolver	Senior Secured Floating Rate Term Debt	Senior Secured Floating Rate Term Debt	Subordinated Term Notes
Amount Outstanding	$126,000,000	$29,000,000	$20,000,000	$25,000,000	$22,575,680	$86,400,000
Moody’s Rating	“Aaa”	“Aaa”	“Aaa”	“Aa2”	“Aa2”	NR
S&P Rating	“AAA”	“AAA”	“AAA”	NR	NR	NR
Interest Rate	LIBOR + 1.80%	LIBOR + 1.55%*	LIBOR + 1.80%**	LIBOR + 2.65%	LIBOR + 3.25%	NA
Stated Maturity	May 28, 2025	May 28, 2025	May 28, 2025	May 28, 2025	May 28, 2025	May 28, 2025

*	Spread to step-up to 2.10% in October 2016.
**	Carries a 1.0% undrawn fee.
***	Class A-R Notes were fully undrawn during the period ended June 30, 2015.

The proceeds of the private placement of the Class A Notes and the Class B Notes of the 2015 Securitization Issuer, net of discount and debt issuance costs, may be used to fund a portion of the 2015 Issuer’s loan origination activities and for general corporate purposes. As part of the 2015 Debt Securitization, we entered into master loan sale agreements under which we agreed to directly or indirectly sell or contribute certain senior secured debt investments (or participation interests therein) to the 2015 Issuer, and to purchase or otherwise acquire the 2015 Subordinated Notes of the 2015 Issuer, as applicable. The 2015 Notes (other than the Class C Notes) are the secured obligations of the 2015 Issuer and indentures governing the 2015 Notes include customary covenants and events of default.

Upon completion of the ramp-up period on September 28, 2015, the 2015 Debt Securitization will require us to comply with certain monthly financial covenants including overcollateralization and interest coverage tests.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2015 and September 30, 2014, our only off-balance sheet arrangements consisted of $81.6 million and $19.6 million, respectively, of unfunded commitments to provide debt and equity financing to certain of our portfolio companies. Such commitments are subject to our portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Consolidated Statements of Assets and Liabilities and are not reflected on our Consolidated Statements of Assets and Liabilities.

A summary of the composition of unfunded commitments (consisting of revolvers, term loans and FSFR Glick JV subordinated notes and LLC equity interests) as of June 30, 2015 and September 30, 2014 is shown in the table below:

	June 30, 2015	September 30, 2014
FSFR Glick JV LLC	$34,057,494	$—
TIBCO Software, Inc.	5,300,000	—
Landslide Holdings, Inc.	5,000,000	5,000,000
Triple Point Group Holdings, Inc.	4,968,590	4,984,375
Executive Consulting Group, Inc.	4,800,000	—
All Web Leads, Inc.	4,090,954	—
BeyondTrust Software, Inc.	3,605,000	5,625,000
Motion Recruitment Partners LLC	2,900,000	—
Legalzoom.com, Inc.	2,607,018	—
Metamorph US 3, LLC	2,400,000	—
Idera, Inc.	2,400,000	—
PowerPlan, Inc.	2,100,000	—
Dynatect Group	1,800,000	—
My Alarm Center, LLC	1,744,727	—
Ameritox Ltd.	1,333,333	—
Teaching Strategies, LLC	1,200,000	—
TrialCard Incorporated	850,000	—
NextCare, Inc.	401,594	1,555,642
GTCR Valor Companies, Inc.	—	2,412,308
Total	$81,558,710	$19,577,325

Contractual Obligations

The following table reflects information pertaining to our debt outstanding under the Natixis facility, Citibank facility and 2015 Debt Securitization:

	Debt Outstanding as of September 30, 2014	Debt Outstanding as of June 30, 2015	Weighted average debt outstanding for the nine months ended June 30, 2015	Maximum debt outstanding for the nine months ended June 30, 2015
Natixis credit facility payable(1)	$—	$—	$139,024,873	$200,000,000
Citibank credit facility payable	—	127,366,000	58,442,066	127,366,000
2015 Debt Securitization	$—	180,000,000	21,758,242	180,000,000
Total debt	$—	$307,366,000	$219,225,181

(1)	The Natixis facility was terminated in connection with our 2015 Debt Securitization.

The following table reflects our contractual obligations arising from the Citibank Facility and 2015 Debt Securitization:

	Payments due by period as of June 30, 2015
	Total	< 1 year	1 – 3 years	3 – 5 years	> 5 years
Citibank facility	$127,366,000	$—	$—	$127,366,000	$—
Interest due on Citibank facility	14,266,333	3,136,874	6,273,749	4,855,710	—
Notes payable	180,000,000	—	—	—	180,000,000
Interest due on notes payable	39,840,748	4,017,092	4,017,092	4,017,092	27,789,472
Total	$361,473,081	$7,153,966	$10,290,841	$136,238,802	$207,789,472

Regulated Investment Company Status and Distributions

We have elected to be treated as a RIC under Subchapter M of the Code. As long as we continue to qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Distributions declared and paid by us in a year may differ from taxable income for that year as such distributions may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we are also subject to a U.S. federal excise tax, based on distributive requirements of our taxable income on a calendar year basis (e.g., calendar year 2014). We anticipate timely distribution of our taxable income within the tax rules; however, we incurred a de minimis U.S. federal excise tax for calendar year 2013. We do not expect to incur a U.S. federal excise tax for calendar year 2014. We may incur a U.S. federal excise tax in future years.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our Natixis facility. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management. Messrs. Berman, Dimitrov and Owens, each an interested member of our Board of Directors, have a direct or indirect pecuniary interest in Fifth Street Management. Fifth Street Management is a registered investment adviser under the Investment Adviser’s Act of 1940, that is partially and indirectly owned by Fifth Street Asset Management Inc. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 1.0% of the average value of our gross assets at the end of the two most recently completed quarters, which includes any borrowings for investment purposes and excludes cash, cash equivalents and restricted cash and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The income incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The capital gains incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three and nine months ended June 30, 2015, we incurred fees of $2.4 million and $8.8 million, respectively, under the investment advisory agreement. During the three and nine months ended June 30, 2014, we incurred fees of $0.8 million and $1.8 million, respectively, under the investment advisory agreement.

The Company serves as collateral manager to the 2015 Issuer under a collateral management agreement in connection with the 2015 Debt Securitization and will receive a fee for providing these services. We have retained Fifth Street Management LLC to furnish collateral management sub-advisory services to us pursuant to a sub-collateral management agreement. Fifth Street Management LLC will be entitled to receive 100% of the collateral management fees paid to us under the collateral management agreement.

Pursuant to the administration agreement with FSC CT LLC, a wholly-owned subsidiary of our Investment Adviser, FSC CT will furnish us with the facilities, including our principal executive offices and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC CT assists us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We pay FSC CT its allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement, including a portion of the rent at market rates and the compensation of our chief financial officer and chief compliance officer and their respective staffs. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the three and nine months ended June 30, 2015, we incurred expenses of $0.2 million and $0.8 million, respectively, under the administration agreements. During the three and nine months ended June 30, 2014, we incurred expenses of $0.2 million and $0.5 million, respectively, under the administration agreements.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name for so long as Fifth Street Management LLC or one of its affiliates remains our Investment Adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, our Investment Adviser’s chief executive officer.

Recent Developments

Effective July 10, 2015, our Board of Directors promoted Steven M. Noreika to Chief Financial Officer, replacing Richard A. Petrocelli.

On August 5, 2015, our Board of Directors declared the following distributions:

•	$0.075 per share, payable on September 15, 2015 to stockholders of record on September 4, 2015;
•	$0.075 per share, payable on October 15, 2015 to stockholders of record on October 6, 2015; and
•	$0.075 per share, payable on November 16, 2015 to stockholders of record on November 5, 2015.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent our debt investments include floating interest rates. In accordance with applicable loan agreements, certain of our portfolio companies may elect benchmark indices with various tenors on which to base the floating interest rate accruals on their loans, either in whole or in part. For example, if a borrower elects to pay interest at a floating rate that is indexed to the 30-day or 90-day LIBOR rate, the interest rate on the borrowing would be locked at such interest rate for 30 days or 90 days, respectively, at which time the borrower would again elect a rate for the subsequent period. Further, certain of our portfolio companies may elect from time to time to split the total principal balances of their loans between multiple benchmark indices for a given period. In addition, our investments are carried at fair value as determined in good faith by our Board of Directors in accordance with the 1940 Act (See “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation”). Our valuation methodology utilizes discount rates in part in valuing our investments, and changes in those discount rates may have an impact on the valuation of our investments.

As of June 30, 2015, 100% of our debt investment portfolio (at cost and fair value) bore interest at floating rates and had interest rate floors between 0.5% and 1.75%. As of September 30, 2014, 100% of our debt investment portfolio (at cost and fair value) bore interest at floating rates and had interest rate floors between 1% and 2%.

Based on our Consolidated Statement of Assets and Liabilities as of June 30, 2015, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investment and capital structure. However, there can be no assurances our portfolio companies will be able to meet their contractual obligations at any or all levels of increases in interest rates.

Basis point increase(1)	Interest Income	Interest Expense	Net increase (decrease)
500	$27,049,259	$(15,368,300)	$11,680,959
400	20,829,607	(12,294,640)	8,534,967
300	14,609,956	(9,220,980)	5,388,976
200	8,390,304	(6,147,320)	2,242,984
100	2,182,671	(3,073,660)	(890,989)

(1)	A decline in interest rates would not have a material impact on our Consolidated Financial Statements.

We regularly measure exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on this review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. The following table shows a comparison of the interest rate base for our interest-bearing cash and outstanding investments, at principal, and our outstanding borrowings as of June 30, 2015 and September 30, 2014:

	June 30, 2015		September 30, 2014
	Interest Bearing Cash and Investments	Borrowings	Interest Bearing Cash and Investments
Money market rate	$69,903,461	$—	$109,557,165
Prime rate	6,308,596	—	5,177,783
LIBOR:
30 day	161,860,549	—	29,929,483
60 day	27,918,333	—	3,221,875
90 day	433,425,200	180,000,000	261,536,008
180 day	—	127,366,000	—
Fixed rate	—	—	—
Total	$699,416,139	$307,366,000	$409,422,314

SENIOR SECURITIES
(dollar amounts in thousands, except per share data)

Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of September 30 for the years indicated, unless otherwise noted.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facility
Fiscal 2013	—	—	—	N/A
Fiscal 2014	—	—	—	N/A
Fiscal 2015 (as of June 30, 2015, unaudited)	307,366	2.17	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period, presented in thousands.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

General

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. Also, we are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or JOBS Act, and intend to take advantage of the exemption for emerging growth companies allowing us to temporarily forgo the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We do not intend to take advantage of other disclosure or reporting exemptions for emerging growth companies under the JOBS Act.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments while seeking to preserve our capital. We intend to achieve our investment objective by investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle market companies whose debt is rated below investment grade, which we refer to collectively as “senior loans.” We may also invest in senior unsecured loans issued by private middle market companies and, to a lesser extent, subordinated loans issued by private middle market companies and senior and subordinated loans issued by public companies. Under normal market conditions, at least 80% of the value of our net assets plus borrowings for investment purposes will be invested in floating rate senior loans. This policy may be changed by our Board of Directors with at least 60 days’ prior written notice provided to stockholders to the extent such a change would not affect our ability to maintain our election as a BDC.

Senior loans typically pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily LIBOR plus a premium. The senior loans in which we invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior loans typically are rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” securities or “junk,” and may be considered a higher risk than debt instruments that are rated investment grade. We target senior loans that generally bear annual interest at a rate of LIBOR plus a 5.0% premium (with a LIBOR floor), and for our investments that are not considered senior loans, we intend to target an annual interest rate of LIBOR plus a 9.0% premium (with a LIBOR floor). If the LIBOR floor is higher than the current applicable LIBOR rate, the LIBOR floor will be the applicable LIBOR rate. We may make investments with interest rates that differ from our target rates and will periodically reassess our target rates in light of prevailing market conditions.

We invest in senior loans made primarily to private leveraged middle market companies with approximately $20 million to $100 million of EBITDA. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $3 million and $35 million each, although we expect that this investment size will vary proportionately with the size of our capital base. In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus, but are intended to enhance our overall returns. These opportunistic investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. We may invest up to 30% of our total assets in such opportunistic investments, including senior loans issued by non-U.S. issuers, subject to compliance with our regulatory obligations as a BDC under the 1940 Act. See “Regulation as a Business Development Company.”

We are managed by Fifth Street Management and FSC CT. provides the administrative services necessary for us to operate. We believe that our ability to leverage the existing investment management and administrative support platforms of Fifth Street Management and FSC CT, respectively, enables us to operate more efficiently and with lower overhead costs than other newly formed funds of comparable size.

From the time we commenced operations on June 29, 2013 through June 30, 2015, we originated $1,390.6 million of funded debt investments. As of June 30, 2015, our portfolio totaled $627.6 million at fair value and was comprised of 62 investments including our investment in subordinated notes and LLC equity interests in the FSFR Glick JV. The 62 debt investments in our portfolio as of June 30, 2015 had a weighted average debt to EBITDA multiple of 4.37x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of June 30, 2015 was approximately 7.72%, of which 7.64% represented cash payments and 0.08% represented other non-cash items. The weighted average yield of our debt investments is determined before, and therefore does not take into account, the payment of all of the Company’s and its consolidated subsidiaries’ expenses and the payment by an investor of any stockholder transaction expenses, and does not represent the return on investment for our stockholders.

As a BDC, we are required to comply with certain regulatory requirements, including limitations on our use of debt. We will be permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ depends on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of our securities and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. We are currently targeting a debt to equity ratio of 0.8x to 0.9x (i.e., we aim to have one dollar of equity for each $0.85 of debt outstanding).

In October 2014, the Company entered into an LLC agreement with GF Equity Funding 2014 LLC (“GF Equity Funding”) to form the FSFR Glick JV. On April 21, 2015, FSFR Glick JV began investing primarily in senior secured loans of middle market companies. The Company co-invests in these securities with GF Equity Funding through its investment in FSFR Glick JV. FSFR Glick JV is managed by a four person Board of Directors, two of whom are selected by the Company and two of whom are selected by GF Equity Funding. FSFR Glick JV is capitalized as transactions are completed, and portfolio decisions and investment decisions in respect of the FSFR Glick JV must be approved by an investment committee of the FSFR Glick JV consisting of one representative of the Company and one representative of GF Equity Funding (with approval of each required). The members provide capital to the FSFR Glick JV in exchange for LLC equity interests, and the Company and GF Debt Funding 2014 LLC, an entity advised by affiliates of GF Equity Funding (“GF Debt Funding”), provide capital to the FSFR Glick JV in exchange for subordinated notes (the “Subordinated Notes”). As of June 30, 2015, the Company and GF Equity Funding owned 87.5% and 12.5%, respectively, of the outstanding LLC equity interests and the Company and GF Debt Funding owned 87.5% and 12.5%, respectively, of the Subordinated Notes.

As a BDC, we were substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds until we obtained an exemptive order from the Securities and Exchange Commission, or SEC, on September 9, 2014. The exemptive relief permits us to participate in negotiated co-investment transactions, subject to the conditions of the relief granted by the SEC, with certain affiliates, each of whose investment adviser is Fifth Street Management, or an investment adviser controlling, controlled by or under common control with Fifth Street Management, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the exemptive relief.

We have also elected to be treated and qualified, and intend to continue to qualify, for federal income tax purposes as a regulated investment company, or RIC, under subchapter M of the Internal Revenue Code, or the Code. See “Taxation as a Regulated Investment Company.” As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, annual distribution and asset diversification requirements.

Our Investment Adviser

We are externally managed and advised by Fifth Street Management, a registered investment adviser under the Advisers Act, that is partially and indirectly owned by FSAM, a publicly-traded asset manager with over $5 billion of assets under management as of June 30, 2015. Our administrator, FSC CT, is a wholly-owned subsidiary of our investment adviser and provides the administrative services necessary for us to operate. Our investment adviser serves pursuant to the investment advisory agreement in accordance with the Advisers Act, under which it receives from us a percentage of our gross assets as a management fee and a percentage of our ordinary income and capital gains as an incentive fee.

Leonard M. Tannenbaum, the chief executive officer of our investment adviser, has led the investment of over $5 billion in small and mid-sized companies and the origination of over 180 investment transactions since 1998. Our investment adviser also currently serves as the investment adviser to FSC, in addition to various other private fund vehicles. In focusing on senior loans that bear interest on the basis of a floating base lending rate, our primary investment focus differs from that of FSC, which focuses more generally on debt and equity investments in small and mid-sized companies. However, there may be overlap in terms of our targeted investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The key principals and members of senior management of our investment adviser are Bernard D. Berman, our investment adviser’s president, Ivelin M. Dimitrov, our chief executive officer officer and the chief investment officer of our investment adviser, Alexander C. Frank, the chief operating officer of our investment adviser, Todd G. Owens, our president, Leonard M. Tannenbaum, our investment adviser’s chief executive officer, and David Heilbrunn, a managing director of our administrator.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments while seeking to preserve our capital. We have adopted the following business strategy to achieve our investment objective:

•	Concentrate on floating rate senior loans. We concentrate on senior loans that bear interest based on a floating rate. We believe that senior loans, which are often supported by a pledge of collateral, will provide us with adequate protection and attractive risk-adjusted returns. In addition, with interest rates at historically low levels, we believe that investing in floating rate loans will provide us with positive exposure to any future period of rising interest rates. However, we can provide no assurance that any collateral will be sufficient to pay interest due or repay principal in the event of a default by a portfolio company.
•	Capitalize on our investment adviser’s strong relationships with private equity sponsors. Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in middle market companies, which should serve as a significant source of investment opportunities for us. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. Although our interests may not always be aligned with our private equity sponsors given their position as the equity holder and our position as the debt holder in our portfolio companies, we believe that private equity sponsors will provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.
•	Focus on established middle market companies. We believe that there are fewer finance companies focused on transactions involving middle market companies than finance companies focused on larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, as well as more significant covenant protection than typical of transactions involving larger companies. We target companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.

•	Make direct originations. Over the last several years, the principals of our investment adviser have developed an origination strategy that we believe allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and prepayment fees.
•	Benefit from the large pool of uninvested private equity capital likely to seek complementary debt financing. We expect that private equity firms will continue to be active investors in middle market companies. These private equity funds generally seek to leverage their investments by combining their capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors. We expect such activity to be funded by the substantial amounts of private equity capital that have been raised in recent years.
•	Selectively participate in a broad pipeline of capital market transactions. In addition to making direct originations, we also expect to acquire senior loans through assignments or participations of interests in such loans. To do so, we intend to utilize our investment adviser’s extensive network of sponsor and bank relationships to review a wide variety of transactions. We expect that this robust pipeline will allow us to efficiently deploy capital and make investments in selected companies that align with our investment objective.
•	Employ disciplined underwriting policies and rigorous portfolio management. Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments and seek to invest alongside private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser analyzes monthly and quarterly financial statements versus previous periods and years, reviews financial projections, compliance certificates and covenants and meets with management.
•	Structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns. We intend to structure our aggregate investments on a basis that we believe presents reasonable risk with high cash yields and cash structuring fees. We anticipate that our investments will have strong protections, including default penalties, prepayment fees, information rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe that these protections, coupled with the other features of our investments described above, allow us to reduce our risk of capital loss and should enable us to attractive risk-adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss or achieve attractive risk-adjusted returns.
•	Leverage the skills and experience of our investment adviser. The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and collectively they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Investment Criteria

The principals of our investment adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines are met in connection with each of our investments.

•	Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance. We will generally focus on companies with a history of profitability on an operating cash flow basis.

•	Strong market presence. We intend to invest in portfolio companies that we believe have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. We will also seek portfolio companies that we believe possess advantages in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors.
•	Private equity sponsorship. We generally seek to invest in companies in connection with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.
•	Seasoned management team. We generally require that our portfolio companies have a seasoned management team, with strong corporate governance. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in accordance with our interests.
•	Defensible and sustainable business. We seek to invest in companies with proven products and/or services and strong regional or national operations.
•	Exit strategy. We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Investments

We invest in portfolio companies primarily in the form of senior loans. These senior loans typically have current cash pay interest with some amortization of principal. Interest is generally paid on a floating rate basis, often with a floor, based on the LIBOR rate. We generally obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. We also may make unsecured debt or equity investments from time to time, including investments in structured products such as loan securitizations.

The senior loans that we target typically have final maturities of four to six years. However, we expect that our portfolio companies often may repay these loans early, generally within three to four years from the date of initial investment. Early repayments of loans by portfolio companies may have an adverse effect on our earnings to the extent that we are not able to re-invest the proceeds from such repayments in loans that bear interest at rates similar to the rates of the repaid loans or at all.

We generally tailor the terms of an investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We seek to limit the downside potential of our investments by negotiating covenants in connection with our investments that afford our portfolio companies flexibility in managing their businesses, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Deal Origination

Our deal origination efforts are focused on building relationships with private equity sponsors that are focused on investing in the middle market companies that we target. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. The investment professionals of our investment adviser have developed an extensive network of relationships with these private equity sponsors. We estimate that there are approximately 1,500 of such private equity firms and our investment adviser has active relationships with approximately 240 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

We believe that our investment adviser has a reputation as a reliable, responsive and efficient source of funding to support private equity investments. We believe that this reputation and the relationships of our investment adviser with private equity sponsors provides us with significant investment opportunities.

Our origination process is designed to efficiently evaluate a large number of opportunities and to identify the most attractive of such opportunities. A significant number of opportunities that clearly do not fit our investment criteria are screened by the partners of our investment adviser when they are initially identified. If an originator believes that an opportunity fits our investment criteria and merits consideration, the investment is presented to our investment adviser’s Investment Committee. This is the first stage of our origination process, the “Review” stage. During this stage, the originator gives a preliminary description of the opportunity. This is followed by preliminary due diligence, from which an investment overview is created. The opportunity may be discussed several times by the full Investment Committee of our investment adviser, or subsets of that Committee. At any point in this stage, we may reject the opportunity, and, indeed, our investment adviser has historically decided not to proceed with more than 80% of the investment opportunities reviewed by its Investment Committee.

For the subset of opportunities that we decide to pursue, we issue preliminary term sheets and classify them in the “Term Sheet Issued” stage. This term sheet serves as a basis for negotiating the critical terms of a transaction. At this stage we begin our underwriting and investment approval process, as more fully described below. After the term sheet for a potential transaction has been fully negotiated, the transaction is presented to our investment adviser’s Investment Committee for approval. If the deal is approved, the term sheet is signed. Our underwriting and investment approval process is ongoing during this stage, during which we begin documentation of the loan. The final stage, “Closings,” culminates with the funding of an investment only after all due diligence is satisfactorily completed and all closing conditions, including the sponsor’s funding of its investment in the portfolio company, have been satisfied.

Investment Underwriting

Investment Underwriting Process and Approval

We make our investment decisions only after consideration of a number of factors regarding the potential investment including, but not limited to: (i) historical and projected financial performance; (ii) company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats; (iii) composition and experience of the management team; and (iv) track record of the private equity sponsor leading the transaction. Our investment adviser will use a proprietary scoring system to evaluate each opportunity. This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made along a variety of investment parameters, not all of which may be relevant or considered in evaluating a potential investment opportunity. The following outlines the general parameters and areas of evaluation and due diligence we utilize for investment decisions, although not all factors will necessarily be considered or given equal weighting in the evaluation process.

Management assessment

Our investment adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

•	the number of years in their current positions;
•	track record;
•	industry experience;
•	management incentive, including the level of direct investment in the enterprise;

•	background investigations; and
•	completeness of the management team (lack of positions that need to be filled).

Industry dynamics

An evaluation of the industry is undertaken by our investment adviser that considers several factors. If considered appropriate, industry experts will be consulted or retained. The following factors are analyzed by our investment adviser:

•	sensitivity to economic cycles;
•	competitive environment, including number of competitors, threat of new entrants or substitutes;
•	fragmentation and relative market share of industry leaders;
•	growth potential; and
•	regulatory and legal environment.

Business model and financial assessment

Prior to making an investment decision, our investment adviser undertakes a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor and third party experts including accountants and consultants. Areas of evaluation include:

•	historical and projected financial performance;
•	quality of earnings, including source and predictability of cash flows;
•	customer and vendor interviews and assessments;
•	potential exit scenarios, including probability of a liquidity event;
•	internal controls and accounting systems; and
•	assets, liabilities and contingent liabilities.

Private equity sponsor

Among the most critical due diligence investigations is the evaluation of the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The private equity sponsor is evaluated along several key criteria, including:

•	investment track record;
•	industry experience;
•	capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and
•	reference checks.

Portfolio Management

Active Involvement in our Portfolio Companies

As a BDC, we are obligated to offer to provide managerial assistance to our portfolio companies and to provide it if requested. In fact, we provide managerial assistance to our portfolio companies as a general practice and we seek investments where such assistance is appropriate. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;

•	periodic and regular contact with portfolio company management to discuss financial position requirements and accomplishments;
•	attendance at board meetings;
•	periodic formal update interviews with portfolio company management and, if appropriate, the private equity sponsor; and
•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan.

Ranking Criteria

In addition to various risk management and monitoring tools, we use an investment ranking system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a four-level numeric ranking scale. The following is a description of the conditions associated with each investment ranking:

•	Investment Ranking 1 is used for investments that are performing above expectations and/or a capital gain is expected.
•	Investment Ranking 2 is used for investments that are performing substantially within our expectations, and whose risks remain materially consistent with the potential risk at the time of the original investment. All new investments are initially ranked 2.
•	Investment Ranking 3 is used for investments that are performing below our expectations and for which risk has materially increased since the original investment. The portfolio company may be out of compliance with debt covenants and requires closer monitoring.
•	Investment Ranking 4 is used for investments that are performing substantially below our expectations and for which risk has increased substantially since the original investment. Investments with a ranking of 4 are those for which some loss of principal is expected.

In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the affected portfolio company. While our investment ranking system will identify the relative risk for each investment, the ranking alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

Valuation of Portfolio Investments and Net Asset Value Determinations

We generally invest in illiquid senior loans issued by private middle market companies. All of our investments are recorded at fair value as determined in good faith by our Board of Directors.

In accordance with authoritative accounting guidance, we perform detailed valuations of our debt and equity investments on an individual basis, using bond yield, market and income approaches as appropriate. In general, we utilize a bond yield method for the majority of our investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, income approach, or, in certain cases, an alternative methodology potentially including market quotations, asset liquidation model, expected recovery model or other alternative approaches.

Financial instruments with readily available quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment inherent in measuring fair value. As such, our capital markets group obtains and analyzes readily available market quotations provided by independent pricing services for all of our senior secured debt investments for which quotations are available. In determining the fair value of a particular investment, pricing services use observable market information, including both binding and non-binding indicative quotations. These investments are generally classified as Level 3 because the quoted prices may be indicative in nature for securities that are in an inactive market, may be for similar securities or may require adjustment for investment-specific factors or restrictions.

We evaluate the prices obtained from independent pricing services based on available market information and company specific data that could affect the credit quality and/or fair value of the investment. We do not adjust any of the prices received from these sources unless we have a reason to believe any such market quotations are not reflective of the fair value of an investment.

Market quotations may be deemed not to represent fair value where we believe that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotations not to reflect the fair value of the security, among other reasons. Examples of these events could include cases when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. In these instances, we value such investments by using the valuation procedure that we use with respect to assets for which market quotations are not readily available (as discussed below).

If the quotation provided by the pricing service is based on only one or two market sources, we perform additional procedures to corroborate such information, generally including but not limited to, the bond yield approach discussed below and a quantitative and qualitative assessment of the credit quality and market trends affecting the portfolio company.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation and amortization), cash flows, net income or revenues. We generally require portfolio companies to provide annual audited and quarterly or monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business.

We estimate the fair value of privately held warrants using a Black Scholes pricing model. At each reporting date, privately held warrants are valued based on an analysis of various factors and subjective assumptions including, but not limited to, the current stock price (by analyzing the portfolio company’s operating performance and financial condition and general market conditions), the expected period until exercise, expected volatility of the underlying stock price, expected dividends, and the risk free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued either by the Company’s capital markets group for quoted investments or our finance department for unquoted investments;
•	Preliminary valuations are then reviewed and discussed with principals of the investment adviser;
•	Separately, independent valuation firms engaged by our Board of Directors prepare preliminary valuations of our investments, on a selected basis, for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and submit the reports to us;
•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	Our finance department prepares a valuation report for the Audit Committee of our Board of Directors;
•	The Audit Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;
•	The Audit Committee of our Board of Directors reviews the preliminary valuations with the portfolio managers of the investment adviser, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of our Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in our portfolio; and
•	Our Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith.

Our Board of Directors has engaged independent valuation firms to provide us with valuation assistance. We intend to have independent valuation firms provide us with valuation assistance on a portion of our portfolio on a quarterly basis and a substantial portion of our portfolio over the course of each fiscal year; however, our Board of Directors is ultimately and solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

Determination of fair values involves subjective judgments and estimates. The notes to our Consolidated Financial Statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our Consolidated Financial Statements.

Quarterly Net Asset Value Determination

Our Board of Directors determines the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock is equal to the value of our total assets minus liabilities divided by the total number of shares of common stock outstanding. Our liabilities will include amounts which we have accrued under our investment advisory agreement, including the management fee, income incentive fee and capital gains incentive fee, the latter of which will be accrued based upon the cumulative realized and unrealized capital appreciation in our portfolio.

Determination in Connection with Certain Offerings

In connection with offerings of shares of our common stock and except as otherwise permitted by the 1940 Act, our Board of Directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made, except as otherwise provided for by the 1940 Act. Our Board of Directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock (as disclosed in the most recent periodic report that we filed with the SEC) and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the net asset value per share of our common stock most recently disclosed by us (as disclosed in the most recent periodic report that we filed with the SEC) and our management’s assessment of any material change in the net asset value per share of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

The determination described in this section is part of our compliance policies and procedures and will be recorded and maintained with other records that we are required to maintain under the 1940 Act.

Competition

We compete for investments with a number of BDCs and investment funds (including private equity funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

We believe that some of our competitors make loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We may face increasing competition for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser. See “Investment Advisory Agreement.” Our investment adviser utilizes a team of over 30 investment professionals, including its principals. We reimburse our administrator, FSC CT, for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including our allocable portion of the costs of compensation of our chief financial officer and chief compliance officer, and their staffs. See “Administration Agreement.”

Properties

We do not own any real estate or other physical properties material to our operations. We utilize office space that is leased by our affiliates for our principal executive office at 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830, as well as additional office space at 311 South Wacker Drive, Suite 3380, Chicago, IL 60606 and One Embarcadero Center, Suite 1560, San Francisco, CA 94111.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2015, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments we make available and the board observation or participation rights we may receive.

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
FSFR Glick JV LLC 777 West Putman Avenue, 3rd Floor Greenwich, CT 06830	Multi-sector holdings	Subordinated Note, LIBOR+8% cash due 10/20/2021	87.5%	$48,098,255	$48,098,255	$48,055,018
		8.75% equity interest			5,348,251	4,815,778
					53,442,506	52,870,796
Triple Point Group Holdings, Inc. 301 Riverside Avenue Westport, CT 06880	Application software	First Lien Revolver, LIBOR+4.25% (1% floor) cash due 7/10/2018			—	—

Blackhawk Specialty Tools, LLC 11936 Brittmoore Park Dr. Houston, TX 77041	Oil & gas equipment & services	First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 8/1/2019		4,562,495	4,562,495	4,425,619
					4,562,495	4,425,619
New Trident Holdcorp, Inc. 930 Ridgebrook Road Sparks Glencoe, MD 21152	Healthcare services	First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2019		11,884,936	11,744,379	11,548,176
		Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 7/31/2020		1,000,000	1,000,000	972,500
					12,744,379	12,520,676
Landslide Holdings, Inc. 698 West 10000 South, Suite 500 South Jordan, UT 84095	Application software	First Lien Revolver, LIBOR+4.25% (1% floor) cash due 8/9/2018			—	—
					—	—
Smile Brands Group Inc. 8105 Irvine Center Drive Irvine, CA 92618	Healthcare services	First Lien Term Loan B, LIBOR+6.25% (1.25% floor) cash due 8/16/2019		4,912,500	4,912,500	3,389,625
					4,912,500	3,389,625
NXT Capital, LLC 191 North Wacker Drive, Suite 1200 Chicago, IL 60606	Diversified capital markets	First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 9/4/2018		8,832,256	8,832,256	8,876,418
					8,832,256	8,876,418
Vitera Healthcare Solutions, LLC 4301 West Boy Scout Boulevard, Suite 800 Tampa, FL 33607	Healthcare technology	First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/4/2020		4,925,000	4,925,000	4,943,469
					4,925,000	4,943,469
The Active Network, Inc. 10182 Telesis Court, Suite 100 San Diego, CA 92121	Internet software & services	Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021		2,400,000	2,305,247	2,304,000
					2,305,247	2,304,000
Accruent, LLC 10801-2 North Mo-Pac Expressway, Suite 400 Austin, TX 78759	Internet software & services	First Lien Term Loan, LIBOR+4.5% (1.25% floor) cash due 11/25/2019		19,922,249	19,922,249	19,632,317
					19,922,249	19,632,317
Pacific Architects and Engineers Incorporated 1320 North Courthouse Road, Suite 800 Arlington, VA 22201	Diversified support services	First Lien Term Loan B, LIBOR+6.25% (1% floor) cash due 7/17/2018		3,447,500	3,447,500	3,395,788
					3,447,500	3,395,788
Survey Sampling International, LLC 6 Research Drive Shelton, CT 06484	Research & consulting services	First Lien Term Loan, LIBOR+5% (1% floor) cash due 12/16/2020		8,400,000	8,400,000	8,415,750
		Second Lien Term Loan, LIBOR+9% (1% floor) cash due 12/16/2021		1,000,000	1,000,000	995,000
					9,400,000	9,410,700
Answers Corporation 6665 Delmar Boulevard, Suite 3000 St. Louis, MO 63130	Internet software & services	First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 10/1/2021		11,940,000	11,569,198	10,288,280
		Second Lien Term Loan, LIBOR+9% (1% floor) cash due 10/3/2022		8,000,000	7,818,947	6,240,000
					19,388,145	16,528,280
Maxor National Pharmacy Services, LLC 320 South Polk Street Amarillo, TX 79101	Pharmaceuticals	First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 1/31/2020		9,850,000	9,850,000	9,855,899
					9,850,000	9,855,899
NextCare, Inc. 2550 North Thunderbird Circle #303 Mesa, AZ 85215	Healthcare services	Senior Term Loan, LIBOR+5.75% (1.25% floor) cash due 10/10/2017		5,315,998	5,315,998	5,310,067
		Acquisition Line, LIBOR+5.75% (1.25% floor) cash due 10/10/2017		1,740,240	1,740,240	1,740,240
		Senior Revolver, LIBOR+5.75% (1.25% floor) cash due 10/10/2017			—	—
					7,056,238	7,050,307

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
J.A. Cosmetics Holdings, Inc. 10 West 33rd Street #802 New York, NY 10001	Personal products	First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 1/31/2019		4,843,750	4,843,750	4,849,805
					4,843,750	4,849,805
B&H Education, Inc. 501 South Beverly Drive, Suite 240 Beverly Hills, CA 90212	Education services	First Lien Term Loan, LIBOR+5.25% (1.5% floor) cash due 5/3/2015		5,686,571	5,694,726	5,242,919
					5,694,726	5,242,919
Aptean, Inc. 1155 Perimeter Center West, Suite 700 Atlanta, GA 30338	Application software	Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/24/2021		1,250,000	1,250,000	1,210,419
					1,250,000	1,210,419
Stratus Technologies, Inc. 111 Powder Mill Road Maynard, MA 01754	Computer hardware	First Lien Term Loan, LIBOR+5% (1% floor) cash due 4/28/2021		4,149,444	4,149,444	4,185,699
					4,149,444	4,185,699
TravelCLICK, Inc. 7 Times Sq # 3802 New York, NY 10036	Internet software & services	Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 11/8/2021		3,380,000	3,370,130	3,636,100
					3,370,130	3,636,100
Language Line, LLC 1 Lower Ragsdale Drive, Building 2 Monterey CA, 93940	Integrated telecommunication services	First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 7/7/2021		$25,000,000	$25,000,000	$25,000,000
		Second Lien Term Loan, LIBOR+9.75% (1% floor) cash due 7/7/2021		8,000,000	8,000,000	7,993,320
					33,000,000	32,993,320
GTCR Valor Companies, Inc. 300 North LaSalle Street Chicago, IL 60654	Advertising	First Lien Term Loan, LIBOR+5% (1% floor) cash due 5/30/2021		13,490,003	13,490,003	13,498,435
					13,490,003	13,498,435
ConvergeOne Holdings Corp. 3344 Highway 149 Eagan, MN 55121	Integrated telecommunication services	First Lien Term Loan, LIBOR+5% (1% floor) cash due 6/17/2020		5,411,335	5,411,335	5,404,598
					5,411,335	5,404,598
Verdesian Life Sciences, LLC 1001 Winstead Drive, Suite 480 Cary, NC 27513	Fertilizers & agricultural chemicals	First Lien Term Loan, LIBOR+5% (1% floor) cash due 7/1/2020		3,804,959	3,804,959	3,814,471
					3,804,959	3,814,471
PR Wireless, Inc. Metro Office Park, 1st Street, Chrysler Building, Suite 300 Guaynabo, PR 00968, Puerto Rico	Wireless telecommunication services	First Lien Term Loan, LIBOR+9% (1% floor) cash due 6/27/2020		5,911,410	5,799,164	5,645,397
		35.5263 Common Stock Warrants			—	167,990
					5,799,164	5,813,387
TV Borrower US, LLC Jahnstr. 30 Goppingen 73037	Integrated telecommunication services	First Lien Term Loan, LIBOR+5% (1% floor) cash due 1/8/2021		6,947,500	6,947,500	6,956,184
		Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 7/8/2021		3,000,000	2,970,448	2,962,500
					9,917,948	9,918,684
American Dental Partners, Inc. 401 Edgewater Place, Suite 430 Wakefield, MA 01880	Healthcare services	First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 8/29/2021		5,955,000	5,955,000	5,955,000
					5,955,000	5,955,000
BeyondTrust Software, Inc. 5090 North 40th Street, Suite 400 Phoenix, AZ 85018	Application software	First Lien Term Loan, LIBOR+7% (1% floor) cash due 9/25/2019		19,922,249	19,915,038	19,900,365
		First Lien Revolver, LIBOR+7% (1% floor) cash due 9/25/2019			(601)	—
		500,000 Class A membership interest in BeyondTrust Holdings LLC	0.33%		500,000	636,344
					20,414,437	20,536,709
Reliant Hospital Partners, LLC 1300 East Lookout Drive, Suite 115 Richardson, TX 75082	Healthcare services	First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 10/1/2019		7,406,250	7,406,250	7,332,188
					7,406,250	7,332,188
Hill International, Inc. 303 Lippincott Drive Marlton, NJ 08053	Construction & engineering	First Lien Term Loan, LIBOR+6.75% (1% floor) cash due 9/26/2020		6.054,250	6.054,250	5,990,876
					6.054,250	5,990,876
Teaching Strategies, LLC 7101 Wisconsin Avenue Bethesda, MD 20814	Education services	First Lien Term Loan, LIBOR+5.5% (0.5% floor) cash due 10/1/2019		16,785,519	16,774,744	16,839,269
		First Lien Revolver, LIBOR+5.5% (0.5% floor) cash due 10/1/2019		1,200,000	1,199,561	1,200,000
					17,974,305	18,039,269

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment		Fair Value of Investment
Dynatect Group Holdings, Inc. 2300 South Calhoun Road New Berlin, WI 53151	Industrial machinery	First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 9/30/2020		3,980,000		3,980,000		3,968,873
		First Lien Delayed Draw Term Loan, LIBOR+4.5% (1% floor) cash due 9/30/2020				—		—
						3,980,000		3,968,873
Idera, Inc. 2950 North Loop Freeway West, Suite 700 Houston, TX 77092	Internet software & services	First Lien Term Loan, LIBOR+5.5% (0.5% floor) cash due 10/5/2020		16,893,750		16,880,984		16,756,196
		First Lien Revolver, LIBOR+5.5% (0.5% floor) cash due 10/5/2019				(511)		—
						16,880,473		16,756,196
Central Security Group, Inc. 2448 East 81st Street, Suite 4300 Tulsa, OK 74137	Specialized consumer services	First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 11/6/2020		2,572,038		2,572,038		2,565,607
						2,572,038		2,565,607
Sutherland Global Services, Inc. 1180 Jefferson Road Rochester, NY 14623	Diversified support services	First Lien Term Loan, LIBOR+5% (1% floor) cash due 4/23/2021		6,749,000		6,749,000		6,796,783
						6,749,000		6,796,783
Kellermeyer Bergensons Services, LLC 1575 Henthorne Drive Maumee, OH 43537	Diversified support services	First Lien Term Loan, LIBOR+5% (1% floor) cash due 10/29/2021		5,373,000		5,373,000		5,373,000
		Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 4/29/2022		410,000		410,000		410,000
						5,783,000		5,783,000
GOBP Holdings Inc. 5650 Hollis Street Emeryville, CA 94608	Food retail	Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/21/2022		6,400,000		6,367,133		6,384,000
						6,367,133		6,384,000
NAVEX Global, Inc. 6000 Meadows Road Lake Oswego, OR 97035	Internet software & services	First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 11/19/2021		6,819,577		6,819,577		6,802,528
		Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 11/18/2022		1,500,000		1,500,000		1,485,000
						8,319,577		8,287,528
Executive Consulting Group, LLC 218 South H Street 101 Bakersfield, CA 93304	Healthcare services	First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 11/21/2019		7,000,000		7,000,000		6,995,870
		Delayed Draw Term Loan, LIBOR+4.75% (1% floor) cash due 11/21/2017				—		—
					7,000,000		6,995,870
TIBCO Software, Inc. 3303 Hillview Avenue Palo Alto, CA 94304	Internet software & services	First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 12/4/2020		8,019,900		7,790,567		8,029,925
		First Lien Revolver, LIBOR+4% cash due 11/25/2020				—		—
						7,790,567		8,029,925
Metamorph US 3, LLC 5335 Wisconsin Avenue, NW, Suite 510 Washington, DC 20015	Internet software & services	First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 12/1/2020		17,420,991		17,401,824		17,171,264
		First Lien Revolver, LIBOR+5.5% (1% floor) cash due 12/1/2020				(2,149)		—
						17,399,675		17,171,264
Compuware Holdings, LLC 1 Campus Martius Detroit, MI 48226	Internet software & services	First Lien Term Loan B1, LIBOR+5.25% (1% floor) cash due 12/11/2019		8,361,551		8,096,551		8,246,580
		First Lien Term Loan B2, LIBOR+5.25% (1% floor) cash due 12/10/2021		6,467,500		6,348,333		6,332,103
						14,444,884		14,578,683
AMAG Pharmaceuticals, Inc. 1100 Winter Street Waltham, MA 02451	Diversified support services	First Lien Term Loan, LIBOR+6.25% (1% floor) cash due 11/12/2020		14,250,000		14,250,000		14,428,124
						14,250,000		14,428,124
Novetta Solutions, LLC 7921 Jones Branch Drive, 5th Floor McLean, VA 22012	Diversified support services	First Lien Term Loan, LIBOR+5% (1% floor) cash due 10/2/2020		5,756,500		5,756,500		5,756,500
						5,756,500		5,756,500
AF Borrower, LLC 1125 17th Street, Suite 1700 Denver, CO 80202	IT consulting & other services	First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 12/15/2021		8,279,250		8,279,250		8,302,556
						8,279,250		8,302,556
Ameritox Ltd. 300 East Lombard Street, #1610 Baltimore, MD 21202	Healthcare services	First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 6/23/2019		16,893,082		16,886,415		16,679,003
		First Lien Revolver, LIBOR+7.5% (1% floor) cash due 6/23/2019		666,667		666,190		666,667
						17,552,605		17,345,670
TrialCard Incorporated 6501 Weston Parkway Cary, NC 27513	Healthcare services	First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 12/31/2019		10,789,682		10,776,573		10,688,371
		First Lien Revolver, LIBOR+5.25% (1% floor) cash due 12/31/2019				(936)		—
						10,775,637		10,688,371

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
Motion Recruitment Partners LLC, 131 Clarendon Street, 3rd Floor Boston, MA 02116	Diversified support services	First Lien Term Loan, LIBOR+6% (1% floor) cash due 2/13/2020		15,307,500	15,288,671	15,132,202
		First Lien Revolver, LIBOR+6% (1% floor) cash due 2/13/2020			(1,608)	—
					15,286,991	15,132,202
PowerPlan, Inc. 300 Galleria Parkway #2100 Atlanta, GA 30339	Internet software & services	First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 2/23/2022		13,668,333	13,668,333	13,666,393
		First Lien Revolver, LIBOR+5.25% (1% floor) cash due 2/23/2021			—	—
					13,668,333	13,666,393
Riverbed Technology, Inc. 1 Pennsylvania Plaza #1720 New York, NY 10119	Application software	First Lien Term Loan, LIBOR+5% (1% floor) cash due 2/25/2022		7,481,250	7,481,250	7,568,220
					7,481,250	7,568,220
Digital River, Inc. 10380 Bren Road West Minnetonka, MN 55343	Internet software & services	First Lien Term Loan, LIBOR+6.5% (1% floor) cash due 2/12/2021		10,000,000	10,000,000	10,100,000
					10,000,000	10,100,000
Curo Health Services Holdings, Inc. 491 Williamson Road Mooresville, NC 28117	Healthcare services	First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 2/12/2021		6,982,500	6,982,500	7,047,996
					6,982,500	7,047,996
Research Now Group, Inc. 5800 Tennyson Parkway Plano, TX 75024	Data processing & outsourced services	First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 3/18/2021		3,750,000	3,750,000	3,759,375
		Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 3/18/2022		4,000,000	4,000,000	4,010,000
					7,750,000	7,769,375
Fineline Technologies, Inc. 3145 Medlock Bridge Road Norcross, GA 30071	Electronic equipment & instruments	First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 5/6/2017		13,860,000	13,860,000	13,860,000
					13,860,000	13,860,000
My Alarm Center, LLC 3803 West Chester Pike, Suite 100 Newtown Square, PA 19073	Security & alarm services	First Lien Term Loan A, LIBOR+8% (1% floor) cash due 1/9/2018		16,047,619	16,047,619	16,047,619
		First Lien Term Loan B, LIBOR+8% (1% floor) cash due 1/9/2018		919,168	919,168	919,168
		First Lien Term Loan C, LIBOR+8% (1% floor) cash due 1/9/2018		222,772	222,772	222,772
		First Lien Term Revolver, LIBOR+8% (1% floor) cash due 1/9/2018		113,333	113,333	113,333
					17,302,892	17,302,892
Legalzoom.com, Inc. 9900 Spectrum Drive Austin, TX 78717	Specialized consumer services	First Lien Term Loan, LIBOR+7% (1% floor) cash due 5/13/2020		19,950,000	19,913,663	19,950,000
		First Lien Revolver, LIBOR+7% (1% floor) cash due 5/13/2020		—	(3,158)	—
					19,910,505	19,950,000
TWCC Holding Corp. 300 Interstate N Pkwy SE Atlanta, GA 30339	Specialized consumer services	First Lien Term Loan B1, LIBOR+5% (0.75% floor) cash due 2/11/2020		6,384,000	6,384,000	6,314,159
					6,384,000	6,314,159
Raley’s 500 W Capitol Avenue West Sacramento, CA 95605	Food retail	First Lien Term Loan, LIBOR+6.25% (1% floor) cash due 5/18/2022		4,100,000	4,100,000	4,092,313
					4,100,000	4,092,313
Retail Solutions Group, Inc. 201 Ravendale Drive Mountain View, CA 94043	Data processing & outsourced services	First Lien Term Loan, LIBOR+5.25% (0.75% floor) cash due 6/16/2022		14,000,000	14,000,000	13,965,000
					14,000,000	13,965,000
Auction.com, LLC One Mauchly Irvine, CA 92618	Internet software & services	First Lien Term Loan, LIBOR+5% (1% floor) cash due 5/11/2019		3,990,000	3,990,000	3,970,050
					3,990,000	3,970,050
Protection One Alarm Monitoring 7255 Corporate Center Dr. Bldg 2, Bay F Miami, FL 33126-1203	Security & alarm services	First Lien Term Loan, LIBOR+4% (1% floor) cash due 6/19/2021		1,350,000	1,350,000	1,353,375
		Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 6/19/2022		600,000	600,000	592,500
					1,950,000	1,945,875

Name and Address of Portfolio Company	Principal Business	Title of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment
All Web Leads, Inc. 7300 RM 222 Building 2, Suite 100 Austin, TX 78730	Advertising	First Lien Term Loan, LIBOR+6.5% (1% floor) cash due 6/30/2020		27,709,046	27,681,910	27,709,046
		First Lien Revolver, LIBOR+6.5% (1% floor) cash due 6/30/2020			(4,006)	—
					27,677,904	27,709,046

Set forth below is a brief description of each portfolio company in which the fair value of our investment represents greater than 5% of our total assets as of June 30, 2015.

FSFR Glick JV LLC is a joint venture between us and GF Equity Funding 2014 LLC which invests in senior secured loans of middle market companies.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has three standing committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and has established a Co-Investment Committee and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our Board of Directors consists of seven members, four of whom are classified under applicable NASDAQ corporate governance regulations by our Board of Directors as “independent” directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our amended and restated certificate of incorporation, our Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our amended and restated certificate of incorporation also gives our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Fifth Street Senior Floating Rate Corp. as defined in Section 2(a)(19) of the 1940 Act.

The address for each director is c/o Fifth Street Senior Floating Rate Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

Name	Age	Director Since	Expiration of Term
Independent Directors
Brian S. Dunn	44	2013	2016
Richard P. Dutkiewicz	59	2013	2018
Jeffrey R. Kay	47	2013	2017
Douglas F. Ray	47	2014	2017
Interested Directors
Bernard D. Berman	44	2013	2018
Ivelin M. Dimitrov	37	2014	2016
Todd G. Owens	47	2015	2017

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held
Ivelin M. Dimitrov	37	Chief Executive Officer
Todd G. Owens	47	President
Steven M. Noreika	40	Chief Financial Officer
David H. Harrison	42	Chief Compliance Officer and Secretary

The address for each executive officer is c/o Fifth Street Senior Floating Rate Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

Biographical Information

Independent Directors

Brian S. Dunn.  Mr. Dunn has been a member of our Board of Directors since May 2013 and has also served on the Board of Directors of FSC since December 2007. Mr. Dunn has over 18 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for serveral consumer-oriented companies. Currently, he manages Little White Dog, Inc., a marketing firm that he founded. Mr. Dunn was the marketing director and chief operating officer for Lipenwald, Inc. a direct marketing company that markets collectibles and mass merchandise from June 2006 until May 2011. Lipenwald filed for bankruptcy in July 2011. Prior to Lipenwald, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania with a B.S. in Economics.

Mr. Dunn’s executive experience brings extensive business, entrepreneurial and marketing expertise to his Board service with our Company. His experience as a marketing executive for several consumer-oriented companies provides guidance to our investor relations efforts. Mr. Dunn’s many experiences also make him skilled in leading committees requiring substantive expertise, including his role as chairman of the Board’s Nominating and Corporate Governance Committee. Mr. Dunn’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. The foregoing qualifications led to our conclusion that Mr. Dunn should serve as a member of our Board.

Richard P. Dutkiewicz.  Mr. Dutkiewicz has been a member of our Board of Directors since May 2013 and has also served on the Board of Directors of FSC since February 2010. He is an independent financial and operational adviser. Prior to his current position, he was managing director at Capital Insight, LLC, a private investment bank, since March 2013. Previously, he was an independent financial and management consultant affiliated with Exxedus Capital Partners from September 2012 to March 2013. From 2010 to April 2013, Mr. Dutkiewicz served on the Board of Directors of Motor Sport Country Club Holdings Inc., which sells balancing technology for rotating devices in the automotive industry. From April 2010 to March 2012, Mr. Dutkiewicz was the executive vice president and chief financial officer of Real Mex Restaurants, Inc., which filed for bankruptcy in October 2011. Mr. Dutkiewicz previously served as chief financial officer of Einstein Noah Restaurant Group, Inc. from October 2003 to April 2010. From May 2003 to October 2003, Mr. Dutkiewicz was vice president — information technology of Sirenza Microdevices, Inc. In May 2003, Sirenza Microdevices, Inc. acquired Vari-L Company, Inc. From January 2001 to May 2003, Mr. Dutkiewicz was vice-president — finance, and chief financial officer of Vari-L Company, Inc. From April 1995 to January 2001, Mr. Dutkiewicz was vice president — finance, chief financial officer, secretary and treasurer of Coleman Natural Products, Inc., located in Denver, Colorado. Mr. Dutkiewicz’s previous experience includes senior financial management positions at Tetrad Corporation, MicroLithics Corporation and various divisions of United Technologies Corporation. Mr. Dutkiewicz began his career as an audit manager at KPMG LLP. Mr. Dutkiewicz received a B.B.A. degree from Loyola University of Chicago.

Through his prior experiences as a vice president and chief financial officer at several public companies, including executive vice president and chief financial officer of Real Mex Restaurants, Inc. and chief financial officer of Einstein Noah Restaurant Group, Inc., Mr. Dutkiewics brings business expertise, finance and audit skills to his Board service with our Company. Mr. Dutkiewicz’s expertise, experience and skills closely align with our operations, and his prior investment experience with managing public companies facilitates an in-depth understanding of our investment business. Moreover, Mr. Dutkiewicz’s knowledge of financial and accounting matters qualify him as the Board’s Audit Committee Financial Expert and chairman of the Audit Committee. The foregoing qualifications led to our conclusion that Mr. Dutkiewicz should serve as a member of our Board.

Jeffrey R. Kay.  Mr. Kay has been a member of our Board of Directors since May 2013. Mr. Kay has over 20 years of marketing and entrepreneurial experience. Over the past ten years, Mr. Kay has founded and operated two different successful businesses providing marketing services and consulting to Fortune 500 companies. Currently, he is the founder and managing director of Brandfan, Inc., a marketing firm that specializes in working with consumer-oriented companies to build revenue-generating digital marketing partnerships. From March 2011 to July 2012, Mr. Kay was the vice president of business development for Fanscape, Inc., a division of Omnicom Group specializing in social media marketing, during which time he also established and managed the company’s New York office. From March 2003 to December 2010, Mr. Kay was senior vice president, strategy & concept development at Eastwest Marketing Group, Inc., an independent consumer-oriented marketing services and consulting firm. Mr. Kay’s previous experience includes founding and operating Performance Marketing Communications, an independent consumer-oriented marketing services agency, and holding management positions at various marketing agencies. Mr. Kay graduated from the University of Maryland College of Business and Management with a B.S. in Marketing and Business Administration.

Mr. Kay’s executive experience brings extensive business, entrepreneurial and marketing expertise to his Board service. His experience as a marketing executive for several consumer-oriented companies also provides guidance to our investor relations efforts. The foregoing qualifications led to our conclusion that Mr. Kay should serve as a member of our Board.

Douglas F. Ray.  Mr. Ray has been a member of our Board of Directors since September 2014 and has served on the Board of Directors of FSC since December 2007. Since August 1995, Mr. Ray has worked for Seavest Inc., a private investment and wealth management firm based in White Plains, New York. He currently serves as the president of Seavest Inc. Mr. Ray has more than 15 years of experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including three healthcare properties funds. Mr. Ray previously served on the Board of Directors of Nat Nast, Inc., a luxury men’s apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Ray brings to our Board extensive financial and risk assessment abilities. Mr. Ray’s previous service on the Board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. Mr. Ray’s expertise and experience also qualify him to serve as chairman of the Compensation Committee. The foregoing qualifications led to our conclusion that Mr. Ray should serve as a member of our Board.

Interested Directors

Bernard D. Berman.  Mr. Berman has been a member of our Board of Directors since May 2013. Mr. Berman also served as our president from May 2013 to January 2014 and as chairman of our Board of Directors since January 2014. Mr. Berman has also been a member of FSC’s Board of Directors since February 2009 and the chairman of FSC’s Board of Directors since September 2014. He was also FSC’s president from February 2010 to September 2014, secretary from October 2007 to September 2014, and chief compliance officer from April 2009 to May 2013. Since September 2014, Mr. Berman has served as the co-president, the chief compliance officer and as a director of Fifth Street Asset Management Inc. (“FSAM”) (NASDAQ:FSAM), the publicly traded asset manager that indirectly owns our investment adviser. Mr. Berman has also served as the president of our investment adviser and has served on its investment committee since its founding in November 2007. Prior to joining Fifth Street in 2004, Mr. Berman was a corporate attorney from 1995 to 2004, during which time he negotiated and structured a variety of investment transactions. Mr. Berman graduated from Boston College Law School. He received a B.S. in Finance from Lehigh University.

Mr. Berman’s prior position as a corporate attorney allows him to bring to the Board and our Company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues facing business development companies. Mr. Berman’s previous service on the Board also provides him with a specific understanding of our Company and its operations. The foregoing qualifications led to our conclusion that Mr. Berman should serve as a member of our Board.

Ivelin M. Dimitrov, CFA.  Mr. Dimitrov has been our chief executive officer and a member of our Board of Directors since September 2014. Previously, he served as our chief investment officer from August 2011 to September 2014 and as our president from January 2014 to September 2014. He has also served as FSC’s president since January 2015, a member of FSC’s board of directors since January 2013 and its chief investment officer and the chief investment officer of Fifth Street Management since August 2011, and served as co-chief investment officer for these entities from November 2010 and June 2010 through August 2011. Mr. Dimitrov also sits on the investment committee of Fifth Street Management and has served as the chief investment officer of FSAM (NASDAQ:FSAM) since September 2014. Mr. Dimitrov joined our investment adviser in May 2005 and is responsible of the credit underwriting of our investment portfolio, overseeing risk analysis and investment approvals. Mr. Dimitrov leads the tactical asset allocation decisions for the portfolio, shifting exposures between asset classes and industries, as well as managing interest rate risk. He is also responsible for the recruitment and development of the investment adviser’s investment team. He has substantial experience in financial analysis, valuation and investment research. Mr. Dimitrov graduated from the Carroll Graduate School of Management at Boston College with an M.S. in Finance and has a B.S. in Business Administration from the University of Maine. He is also a holder of the Chartered Financial Analyst designation and has completed CFA Institute’s Investment Management Workshop at Harvard Business School.

Mr. Dimitrov brings to our Company substantial experience in financial analysis, underwriting, valuation and investment research. Mr. Dimitrov’s position as our chief investment officer and the chief investment officer of our investment adviser provides the Board with a direct line of communication to, and direct knowledge of the operations of, our Company and our investment adviser, respectively. The foregoing qualifications led to our conclusion that Mr. Dimitrov should serve as a member of our Board.

Todd G. Owens.  Mr. Owens has served as our president since September 2014, a member of our board of directors since August 2015, a member of FSC’s Board of Directors since November 2014 and FSC’s chief executive officer since January 2015. Mr. Owens has also served as co-president of FSAM (NASDAQ: FSAM) since September 2014. Prior to joining Fifth Street in September 2014, Mr. Owens spent 24 years at Goldman, Sachs & Co, where he became a managing director in 2001 and a partner in 2008. While at Goldman, Sachs & Co., he also served as Head of the West Coast Financial Institutions Group (FIG) for 15 years, Head of the Specialty Finance Group for nearly 10 years and was a senior member of the Bank Group. He holds a B.A. in history and political economy from Williams College. Mr. Owens serves as a trustee for Good Samaritan Hospital in Los Angeles and for City Year Los Angeles.

Executive Officers Who Are Not Directors

Steven M. Noreika.  Mr. Noreika has served as our Chief Financial Officer since July 2015 and also serves as the Chief Financial Officer of Fifth Street Management LLC, the Company’s investment adviser, and the Chief Financial Officer of FSC CT LLC, the Company’s administrator. Mr. Noreika was the Chief Accounting Officer of Fifth Street Asset Management Inc. and served as Chief Financial Officer of the Company from November 2013 to July 2014. Mr. Noreika also serves as the Chief Financial Officer of FSC, another business development company advised by Fifth Street Management LLC, in conjunction with this appointment. Mr. Noreika joined the Fifth Street group of companies in September 2008 and has held various finance and accounting positions with such entities. Prior to joining Fifth Street, from 2002 to 2008, Mr. Noreika was a manager of internal financial reporting at Time Warner Inc., where he was responsible for various aspects of financial reporting, financial systems design and implementation. Prior to that, he managed audit and tax engagements at Marcum & Kliegman, LLP (now Marcum LLP) for clients in various industries, predominantly financial services, real estate, new media and entertainment. Mr. Noreika is a Certified Public Accountant and holds a B.B.A. in Accounting from Pace University. He is also a holder of the Chartered Financial Analyst designation.

David H. Harrison.  Mr. Harrison has been our chief compliance officer and secretary since May 2013. Since May 2013, he has also been serving as the chief compliance officer of FSC and as its secretary since September 2014. In addition, Mr. Harrison has served as the executive vice president and secretary of FSAM (NASDAQ:FSAM) since September 2014. He has also served as chief compliance officer and secretary of Fifth Street Management since May 2013 and August 2014, respectively. Mr. Harrison has served as the secretary of FSC CT since March 2012 and chief compliance officer since August 2013. In addition,

Mr. Harrison previously served as the director of legal & compliance and as a vice president of FSC, Inc. Prior to joining Fifth Street in October 2009, he was a corporate and securities attorney with the law firm of Dewey & LeBoeuf LLP where he focused on structuring and negotiating various corporate and finance transactions and ensuring compliance with federal securities laws. He received a J.D. from Boston University School of Law and a B.A. from Brandeis University.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times. Our Board of Directors has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Pursuant to our Corporate Governance Policy, whenever the chairman of the Board is not an independent director, the chairman of the Nominating and Corporate Governance Committee will act as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of the Company even though they may have another relationship to the Company or its management that prevents them from being independent directors). In the absence of a chairman of the Nominating and Corporate Governance Committee, the chairman of the Audit Committee will preside.

Presently, Mr. Berman serves as the chairman of our Board of Directors. We believe that Mr. Berman’s history with our Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Berman’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit, Nominating and Corporate Governance and Compensation Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet with and without the presence of interested directors and other members of management, in executive session, for administering our compliance policies and procedures. While certain non-management members of our Board of Directors may participate on the boards of directors of other public companies, we do not believe their participation will be excessive or interfere with their duties on our Board of Directors.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s Consolidated Financial Statements, as well as the establishment of guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the Company of the compensation of the Company’s chief financial officer, chief compliance officer and their staffs.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the Company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer meets in executive session with the independent directors during the year.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation applicable to BDCs. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Directors

Our Board of Directors met twelve times during fiscal year 2014. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member.

Our Board of Directors has established the committees described below. Our Corporate Governance Policy, Code of Business Conduct and Ethics, our and our investment adviser’s Code of Ethics as required by the 1940 Act and our Board Committee charters are available at our corporate governance webpage at http://fsfr.fifthstreetfinance.com and are also available to any stockholder who requests them by writing to our secretary, David Harrison, at Fifth Street Senior Floating Rate Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830, Attention: Corporate Secretary. Our directors are encouraged to attend each Annual Meeting of Stockholders.

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting, as well as establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments. The members of the Audit Committee are Messrs. Dunn, Dutkiewicz, Kay and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Dutkiewicz serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Dutkiewicz is an “audit committee financial expert” as defined under SEC and NASDAQ rules. Our Audit Committee met eight times during the 2014 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Dutkiewicz, Kay and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met once during the 2014 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to: Board of Directors, Fifth Street Senior Floating Rate Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following facts:

•	the appropriate size and composition of our Board;
•	our needs with respect to the particular talents and experience of our directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board;
•	the capacity and desire to serve as a member of our Board of Directors and to represent the balanced, best interests of our stockholders as a whole;
•	experience with accounting rules and practices; and
•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. While our Board does not have a specific diversity policy, the Board believes it is important to consider factors such as diversity of race, religion, national origin, gender, ethnicity, age, sexual orientation, disability, cultural background, education and professional experiences in evaluating candidates for Board membership.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee would identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board may suggest individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the reimbursement by us of the compensation of our chief financial officer and chief compliance officer and their staffs. The current members of the Compensation Committee are Messrs. Dunn, Dutkiewicz and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Dunn serves as the chairman of the Compensation Committee. As discussed below, currently, none of our executive officers are directly compensated by us. Our Compensation Committee met once during the 2014 fiscal year.

Director Compensation

The following table sets forth compensation of our directors for the year ended September 30, 2014:

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Bernard D. Berman	—	—
Leonard M. Tannenbaum(3)	—	—
Ivelin M. Dimitrov	—	—
Independent Directors
Brian S. Dunn	$65,300	$65,300
Richard P. Dutkiewicz	$62,100	$62,100
Jeffrey R. Kay	$57,600	$57,600
Douglas F. Ray(4)	$2,683	$2,683

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Mr. Tannenbaum resigned from our Board of Directors on September 9, 2014.
(4)	Mr. Ray was appointed to our Board of Directors on September 9, 2014.

We pay our independent directors an annual retainer fee of $25,000, payable once per year to independent directors that attend at least 75% of the meetings held the previous year. In addition, the independent directors receive $2,000 for each Board meeting in which the director attended in person and $1,000 for each Board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting. The independent directors also receive $1,000 for each Board committee meeting in which they attended in person and $500 for each Board committee meeting in which they participated other than in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a Board meeting. The independent directors serving on our Co-Investment Committee, which is responsible for reviewing and approving certain co-investment transactions under the conditions of the exemptive order we received from the SEC, also receive additional fees for their participation in Co-Investment Committee meetings.

In addition, the chairman of the Audit Committee receives an annual retainer of $5,000, while the chairman of the Nominating and Corporate Governance Committee and the Compensation Committee each receive an annual retainer of $2,500.

No compensation will be paid to directors who are interested persons of us as defined in the 1940 Act.

Executive Officer Compensation

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our administrator. Compensation paid to our chief financial officer, chief compliance officer and their staffs is set by our administrator, FSC CT, and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, and its Investment Committee, which currently consists of Leonard M. Tannenbaum, chief executive officer of our investment adviser, Bernard D. Berman, our chairman and president of our investment adviser, Ivelin M. Dimitrov, our chief executive officer and chief investment officer of our investment adviser and Brian Finkelstein, a managing director of our administrator. For more information regarding the business experience of Messrs. Tannenbaum, Berman and Dimitrov, see “Business — Our Investment Adviser” and “Management — Biographical Information.”

Investment Personnel

Our investment adviser’s investment personnel consists of its portfolio managers and key principals, Messrs. Frank, Owens and Heilbrunn, who, in addition to our investment adviser’s Investment Committee, are primarily responsible for the day-to-day management of our portfolio.

The portfolio managers of our investment adviser are not employed by us, and receive no compensation from us in connection with their activities. The portfolio managers receive compensation that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

In addition to managing our investments, as of June 30, 2015, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity Type	Investment Focus	Gross Assets(1)
Fifth Street Finance Corp.	Publicly-traded business development company	Debt and equity investments in small and mid-sized companies, primarily in connection with investments by private equity sponsors	$2.6 billion
Fifth Street Opportunities Fund, L.P. (“FSOF”)(2)	Private investment fund	Credit-related instruments and investments in publicly-traded equity and equity-linked securities	$105.9 million
Fifth Street Senior Loan Fund I Operating Entity, LLC (“FSSLF I”)	Private investment fund	Debt and equity investments in small and mid-sized companies, primarily in connection with investments by private equity sponsors	$312.5 million
Fifth Street Senior Loan Fund II Operating Entity, LLC (“FSSLF II”)	Private investment fund	Debt and equity investments in small and mid-sized companies, primarily in connection with investments by private equity sponsors	$320.8 million

(1)	Gross assets are calculated as of June 30, 2015, and are rounded to the nearest million.
(2)	The equity investors of FSOF primarily include individuals that are affiliated with us and our investment adviser.

Certain investments may be appropriate for us and affiliates of our investment adviser and the portfolio managers of our investment adviser could face conflicts of interest in the allocation of investment opportunities between such entities.

Below are the biographies for the principal and member of the investment committee whose biographies are not included elsewhere in this prospectus.

Brian D. Finkelstein. Mr. Finkelstein serves as a managing director of the administrator and a member of our investment committee. He joined the firm in December 2006 and is head of portfolio management, responsible for monitoring the financial trends of portfolio companies to assess the appropriate course of action for such companies and to evaluate overall portfolio quality. Prior to joining Fifth Street, Mr. Finkelstein was an associate at Aleutian Capital Partners, a private equity investment group in New York, NY, where he analyzed middle market companies in the manufacturing, distribution, healthcare and information technology industries. Mr. Finkelstein received his M.B.A. from the Stern School of Business at New York University. He has also received a B.S. in Business Administration from The State University of New York at Albany.

David A. Heilbrunn. Mr. Heilbrunn serves as a managing director of the administrator and a key principal of the investment adviser. He is focused on growing the firm's collateralized loan obligation (CLO) business, further developing its institutional client relationships and optimizing its financing arrangements. Prior to joining Fifth Street in May 2015, Mr. Heilbrunn was a managing director of The Carlyle Group, where he created two privately-traded business development companies, raising over $2.1 billion of equity and debt capital while continuing to manage a legacy $1.25 billion middle market CLO. Prior to joining The Carlyle Group in November 2011, Mr. Heilbrunn was senior managing director, head of corporate strategy & development at Churchill Financial, a commercial finance company focused on providing financial solutions to private equity-backed domestic middle market companies. Mr. Heilbrunn received an M.B.A. from the University of Michigan Business School and a B.S. in accounting from The State University of New York at Albany.

The table below shows the dollar range of shares of common stock that is beneficially owned by each of our investment adviser’s portfolio managers and key principals as of September 23, 2015.

Name of Portfolio Manager/Key Principal	Dollar Range of Equity Securities in Fifth Street Senior Floating Rate Corp.(1)(2)(3)
Bernard D. Berman	$100,000 – $500,000
Ivelin M. Dimitrov	$100,000 – $500,000
Alexander C. Frank	$10,001 – $50,000
Todd G. Owens	$100,000 – $500,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is based on a stock price of $8.96 per share, the closing price of our common stock on the NASDAQ Global Select Market on September 23, 2015.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management Services

Our investment adviser, Fifth Street Management LLC, is registered as an investment adviser under the Advisers Act. Our investment adviser serves pursuant to the investment advisory agreement in accordance with the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	determines what securities we purchase, retain or sell;
•	identifies, evaluates and negotiates the structure of the investments we make; and
•	executes, monitors and services the investments we make.

Our investment adviser’s services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

We pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser is ultimately borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1% of our gross assets (i.e., total assets held before deduction of any liabilities), which includes any investments acquired with the use of leverage and excludes any cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed quarters. For example, the average value of our gross assets used for calculating the third quarter base management fee will be equal to our gross assets at the end of the second quarter plus our gross assets at the end of the third quarter, divided by two. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated.

Incentive Fee

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, advisory, diligence and consulting fees or other fees that we receive from portfolio companies), (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC CT and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received and may never receive in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive

Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, will be compared to a “hurdle rate” of 1.5% per quarter (6% annualized), subject to a “catch-up” provision measured as of the end of each quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to the investment adviser in any quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.5% (the “preferred return” or “hurdle”);
•	50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee based on Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to Fifth Street Management

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of our first fiscal year will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.5%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 0.80%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.65%

Hurdle rate(1) = 1.5%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.2%

Incentive fee  = 50% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(3)

    = 50% × (2.2% – 1.5%)

    = 0.35%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.35%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.25%

Hurdle rate(1) = 1.5%

Management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.8%

Incentive fee = 50% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(3)

Incentive fee = 50% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))

Catch up = 2.5% – 1.5%

= 1.0%

Incentive fee  = (50% × 1.0%) + (20% × (2.8% – 2.5%))

    = 0.50% + (20% × 0.3%)

    = 0.50% + 0.06%

    = 0.56%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

(1)	Represents 6% annualized hurdle rate.

(2)	Represents 1% annualized base management fee.
(3)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $24 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None

Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Scenario 1 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on our fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement. Our investment management fee compensates our investment adviser for its work in identifying, evaluating, negotiating, executing and servicing our investments. We generally bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	expenses of offering our debt and equity securities;
•	the investigation and monitoring of our investments, including expenses and travel fees incurred in connection with on-site visits;
•	the cost of calculating our net asset value;
•	the cost of effecting sales and repurchases of shares of our common stock and other securities;
•	management and incentive fees payable pursuant to the investment advisory agreement;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);
•	transfer agent, trustee and custodial fees;
•	interest payments and other costs related to our borrowings;
•	fees and expenses associated with our website, public relations and marketing efforts (including attendance at industry and investor conferences and similar events);
•	federal and state registration fees;
•	any exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses, including travel expenses and other costs of meetings of the Board and its committees;
•	brokerage commissions;
•	costs of preparing and mailing proxy statements, stockholders’ reports and notices;
•	costs of preparing government filings, including periodic and current reports with the SEC;
•	fidelity bond, liability insurance and other insurance premiums; and
•	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our administrator or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement and the compensation of our chief financial officer and chief compliance officer, and their staffs.

Duration and Termination

Unless earlier terminated as described below, the investment advisory agreement will remain in effect from year-to-year if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that registered as an investment adviser under the Advisers Act. The principal address of our investment adviser is 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

Board Approval of the Investment Advisory Agreement

At an in person meeting of our Board of Directors held on June 27, 2013, our Board of Directors unanimously voted to approve the investment advisory agreement. Our Board of Directors has since approved the annual continuation of the investment advisory agreement. In reaching a decision to approve the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser;
•	the projected costs of the services to be provided by our investment adviser (including the base management fee, the incentive fee (including hurdle rates) and expense ratios) and comparative data;
•	the extent to which economies of scale would be realized as we grow, and whether fees payable under the Investment Advisory Agreement reflect these economies of scale for the benefit of our stockholders;
•	our investment adviser’s projected profitability with respect to managing us;
•	any existing and potential sources of indirect income our investment adviser and its affiliates receive as a result of the relationship with us; and
•	various other factors.

In voting to approve the Investment Advisory Agreement, our Board of Directors, including all of the directors who are not “interested persons,” of the Company, made the following conclusions:

•	Nature, Extent and Quality of Services. Our Board of Directors considered the nature, extent and quality of the investment selection process expected to be employed by the investment adviser, including the flow of transaction opportunities resulting from Fifth Street Management LLC’s investment professionals’ significant capital markets, trading and research expertise, the employment of Fifth Street Management LLC’s investment philosophy, diligence procedures, credit recommendation process, investment structuring, and ongoing relationships with and monitoring of portfolio companies, in light of the investment objective of the Company. Our Board of Directors also considered the investment adviser’s personnel and their prior experience in connection with the types of investments made by us, including such personnel’s network of relationships with intermediaries focused on middle market companies. Our Board of Directors also considered the benefit and increasing costs of the investment adviser continuing to be able to recruit and retain top talent. In addition, our Board of Directors considered the other terms and conditions of the Investment Advisory Agreement. Our Board of Directors determined that the substantive terms of the Investment Advisory Agreement (other than the fees payable thereunder, which our Board of Directors reviewed separately), including the services to be provided, are similar to those of comparable BDCs described in the available market data and that it would be difficult to obtain similar services of similar quality on a comparable basis from other third party services providers or through an internally managed structure. In addition, our Board of Directors is aware the fact that we have the ability to terminate the Investment Advisory Agreement without penalty upon 60 days’ written notice to the investment adviser. Our Board of Directors further determined that the investment adviser is served by a dedicated origination, transaction development and investment team of investment professionals, and that these investment professionals have historically focused on investments in middle market companies and have developed an investment evaluation process and an extensive network of relationships with financial sponsors and intermediaries focused on middle market companies, which experience and relationships coincide with our investment objective.
•	Projected Costs of the Services Provided to the Company. Our Board of Directors considered (i) comparative data based on publicly available information with respect to services rendered and the advisory fees (including the base management fee and incentive fees (including hurdle rates)) of other BDCs with similar investment objectives, our total expenses, and expense ratios compared to other BDCs of similar size and with similar investment objectives and (ii) the administrative services that our administrator will provide to us at cost. Based upon its review, our Board of Directors determined that the fees to be paid under the Investment Advisory Agreement are reasonable in relation to the services expected to be provided by the investment adviser.
•	Economies of Scale. Our Board of Directors considered information about the potential for our stockholders to experience economies of scale as the Company grows in size. Taking into account such information, our Board of Directors determined that the advisory fee structure with respect to the Investment Advisory Agreement was reasonable and that no changes were currently necessary to reflect economies of scale.
•	Projected Profitability of the Adviser. Our Board of Directors considered information about the investment adviser, including the fact that the investment adviser has been profitable since inception with no contingent liabilities, and also considered the investment adviser’s projected profitability with respect to managing the Company, which would generally be equal or similar to the profitability of investment advisers managing comparable BDCs. In particular, the Board of Directors was advised that the management fee payable to the investment adviser is 1.00% and would not be paid on cash or cash equivalents held by the Company, which is generally consistent with the Company’s competitors.
•	Limited Potential for Additional Benefits Derived by the Adviser. Our Board of Directors considered existing and potential sources of indirect income the investment adviser and its affiliates receive as a result of the relationship with us, and whether there would be potential for additional benefits to be derived by the investment adviser and its affiliates as a result of our relationship with the investment adviser, and was advised any such potential would be limited. Specifically, the Board of Directors was advised that the investment adviser did not receive any indirect income through its relationship with the Company.

In view of the wide variety of factors that our Board of Directors considered in connection with its evaluation of the Investment Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Our Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our Board of Directors. Rather, our Board of Directors based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

Based on the information reviewed and the factors discussed above, our directors (including those directors who are not “interested persons” of the Company) concluded that the terms of the Investment Advisory Agreement, including the fee rates thereunder, were reasonable in relation to the services expected to be provided and approved the Investment Advisory Agreement with the investment adviser as being in the best interests of the Company and its stockholders.

Conflicts of interest may arise if the investment adviser seeks to change the terms of our Investment Advisory Agreement, including, for example, the amount of the base management fee, the incentive fee or other compensation terms. Material amendments to our Investment Advisory Agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent directors, and we may from time to time decide it is appropriate to seek the requisite approval to change the terms of the Investment Advisory Agreement.

ADMINISTRATION AGREEMENT

We have also entered into an administration agreement with FSC CT, a wholly-owned subsidiary of our investment adviser, under which FSC CT provides administrative services for us, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement, FSC CT also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC CT assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse FSC CT the allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staffs. Such reimbursement is at cost, with no profit to, or markup by, FSC CT. Our allocable portion of FSC CT’s costs is determined based upon costs attributable to our operations versus costs attributable to the operations of other entities for which FSC CT provides administrative services.

FSC CT may also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, FSC CT and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we have a right to use the “Fifth Street” name for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement with Fifth Street Management, our investment adviser. Messrs. Berman, Dimitrov and Frank, each an interested member of our Board of Directors, have a direct or indirect pecuniary interest in Fifth Street Management. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 1.0% of the value of our gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”

Pursuant to the administration agreement with FSC CT, which is a wholly-owned subsidiary of our investment adviser, FSC CT will furnish us with the facilities, including our principal executive offices and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC CT will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We pay FSC CT its allocable portion of overhead and other expenses incurred by FSC CT in performing its obligations under the administration agreement, including a portion of the rent at market rates and the compensation of our chief financial officer and chief compliance officer and their respective staffs. Such reimbursement is at cost with no profit to, or markup by, FSC CT. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we have a right to use the “Fifth Street” name for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

Certain of our executive officers and directors, and certain members of our investment adviser, serve or may serve as officers, directors or principals of entities that may operate in the same or a related line of business as us or as investment funds managed by our affiliates. For example, Fifth Street Management presently serves as investment adviser to FSC, a publicly-traded BDC with total assets of approximately $2.6 billion as of June 30, 2015, that invests in the debt and equity of small and mid-sized companies, primarily in connection with investments by private equity sponsors, including in middle market leveraged companies similar to those we target for investment. Specifically, FSC generally targets small and mid-sized companies with annual revenues between $25 million and $250 million and generally targets investment sizes ranging from $10 million to $100 million. In addition, though not the primary focus of its investment portfolio, FSC’s investments also include floating rate senior loans. In contrast, we target investments ranging from between $3 million and $35 million, and generally target private leveraged middle market companies with approximately $20 million to $100 million of EBITDA. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both FSC and us. In addition, certain of our executive officers and three of our independent directors serve in substantially similar capacities for FSC. Fifth Street Management also manages private investment funds, and may manage other funds in the future, that have investment mandates that are similar, in whole or in part, to ours. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. The fact that our investment advisory fees are lower than those of certain other funds, such as FSC, could amplify this conflict of interest.

Fifth Street Management has adopted, and our Board of Directors has approved, an investment allocation policy that governs the allocation of investment opportunities among the investment funds managed by Fifth Street Management and its affiliates. To the extent an investment opportunity is appropriate for us or FSC or any other investment fund managed by our affiliates, Fifth Street Management will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. As a BDC, we were substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds until we obtained an exemptive order from the SEC on September 9, 2014. The exemptive relief permits us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Fifth Street Management, or an investment adviser controlling, controlled by or under common control with Fifth Street Management, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the exemptive relief.

If we are unable to rely on our exemptive relief for a particular opportunity, such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

Fifth Street Management’s investment allocation policy is also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or our exemptive order, with other accounts managed by our investment adviser and its affiliates. Generally, under the investment allocation, co-investments will be allocated pursuant to the conditions of the exemptive order. Under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund will be offered to us and such other eligible accounts as determined by Fifth Street Management and generally based on asset class, fund size and liquidity, among other factors. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on each participating party’s capital available for investment in the asset class being allocated, up to the amount proposed to be invested by each. In accordance with Fifth Street Management’s investment allocation policy, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Fifth Street Management and its affiliates. Fifth Street Management seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds receive allocations where others do not.

We have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of September 18, 2015, the beneficial ownership information of each director, each executive officer, each person known to it to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 29,466,768 shares of common stock, outstanding as of September 18, 2015.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o Fifth Street Senior Floating Rate Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

Name	Number of Shares Owned Beneficially	Percentage of Common Stock Outstanding
Interested Directors:
Bernard D. Berman(1)	17,000	*
Ivelin M. Dimitrov	17,667	*
Todd G. Owens	15,000	*
Independent Directors:
Brian S. Dunn(1)	2,000	*
Richard P. Dutkiewicz(1)	3,000	*
Jeffrey R. Kay	1,465	*
Douglas F. Ray	—	*
Executive Officers Who Are Not Directors:
Steven M. Noreika	1,132	*
David H. Harrison	2,000	*
All Officers and Directors as a Group	59,264	*
Owners of 5% or More of Common Stock:
Leonard M. Tannenbaum(2)	2,176,777	7.3%

*	Represents less than 1%.
(1)	Accounts owned include shares held in a brokerage account that may be pledged as loan collateral on a margin basis.
(2)	Mr. Tannenbaum holds in excess of 5% of the common stock outstanding of FSFR. The total number of FSFR shares reported include 2,090,268 shares of which Mr. Tannenbaum is the direct beneficial owner (including 1,667,669 shares held in margin accounts), 10,875 shares of which are held in three separate custodial accounts for Mr. Tannenbaum’s children and 75,634 shares owned by the Leonard M. Tannenbaum Foundation, a 501(c)(3) corporation for which Mr. Tannenbaum serves as the President. With respect to the shares held by the Leonard M. Tannenbaum Foundation, Mr. Tannenbaum has sole voting and investment power over all such shares, but has no pecuniary interest therein.

Accounts owned include shares held in a brokerage account that may be pledged as loan collateral on a margin basis.

As indicated above, certain of our officers and directors hold shares in margin accounts. As of September 18, 2015, no shares in such margin accounts were pledged as loan collateral. Our insider trading policy prohibits such share pledges, except in limited cases with the pre-approval of our chief compliance officer.

The following table sets forth, as of September 18, 2015, the dollar range of our equity securities that is beneficially owned by each of our directors.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Bernard D. Berman	Over $100,000
Ivelin M. Dimitrov	Over $100,000
Todd G. Owens	Over $100,000
Independent Directors:
Brian S. Dunn	$10,001 – $50,000
Richard P. Dutkiewicz	$10,001 – $50,000
Jeffrey R. Kay	$10,001 – $50,000
Douglas F. Ray	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price of the common stock of $8.90 on September 18, 2015 on the NASDAQ Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any reinvested distributions will increase the gross assets on which the management fee payable to our investment adviser is paid under our investment advisory agreement.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the distribution payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the distribution payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the stockholder request is received less than three days prior to the distribution payment date then that distribution will be reinvested. However, all subsequent distributions will be paid out in cash on all balances.

We intend to use newly issued shares to implement the plan when our shares are trading at a premium to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (a) the current net asset value per share of our common stock, and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY, 10269-0560, or by calling the plan administrator at 1-866-665-2281.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, NY, 11219, or by telephone at 1-866-665-2281.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes the material provisions of the Delaware General Corporation Law and our amended and restated certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our amended and restated certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share.

Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “FSFR.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our equity securities outstanding as of June 30, 2015:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held By Us or For Our Account	Amount Outstanding Exclusive of Amount under Column 3
Common Stock	150,000,000	—	29,466,768

Under the terms of our amended and restated certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able to elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our amended and restated certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our amended and restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our amended and restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of FSFR or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our amended and restated certificate of incorporation and bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;
•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and
•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our amended and restated certificate of incorporation and bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and
•	special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware General Corporation Law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our amended and restated certificate of incorporation and bylaws, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our bylaws.

However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our amended and restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. In addition, our amended and restated certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section is a summary of the material provisions of the indenture, including the general terms of our debt securities and your rights as a holder of such securities. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. This section does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the indenture will be filed as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in the Indenture);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interests;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

The holders of our debt securities will not have veto power or a vote in approving any changes to our investment or operational policies.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this “Description of Our Debt Securities,” we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,
•	whether it imposes fees or charges,
•	how it would handle a request for the holders’ consent, if ever required,
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.
•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.
•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.
•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.
•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•	An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.
•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date;
•	We do not pay interest on a debt security of the series within 30 days of its due date;
•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;

•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after a written notice of default has been given stating we are in breach. The notice must be sent to us by the trustee or to us and the trustee by the holders of at least 25% of the principal amount of debt securities of the series;
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur;
•	Any class of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months; or
•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	in respect of the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another corporation. We are also permitted to sell all or substantially all of our assets to another corporation. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting or transferee corporation must agree to be legally responsible for our obligations under the debt securities;
•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	We must deliver certain certificates and documents to the trustee; and
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities (the third type of change) would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.
•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “Indenture Provisions — Subordination” below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the first bullet below to the payment of amounts in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If we achieved covenant defeasance and your debt securities were subordinated as described under “Indenture Provisions — Subordination” below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the immediately preceding paragraph to the payment of amounts in respect of such debt securities.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any such subordinated debt securities must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness or subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness); and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock or debt securities. Such warrants may be issued independently or together with shares of common stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock, the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	the terms of any rights to redeem, or call such warrants;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding any offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we elected to be treated and qualified, as a RIC under Subchapter M of the Code, commencing with our first taxable year ended September 30, 2013. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to continue to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years on which we do not pay any federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with any outside managed funds and certain other fees.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC annual distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying distributions in shares of our stock in accordance with these Treasury regulations or private letter rulings.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received and may never receive in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that distributions paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We or the applicable withholding agent may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends after June 30, 2014, and proceeds of sale of our common stock paid after December 31, 2016 if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan.” Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

However, for taxable years beginning before January 1, 2014, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the applicable withholding agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20%

maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (5 years for taxable years beginning prior to December 31, 2013), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

Business Development Company Regulations

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We have received exemptive relief from the SEC to co-invest with investment funds managed by Fifth Street Management where doing so is consistent with our investment strategy as well as applicable law (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief permitting us to co-invest with other funds managed by Fifth Street Management, a“required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order, with certain of our affiliates. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification. As a BDC, we are not generally permitted to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement (which is substantially similar to a secured loan) involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we may be prohibited from making distributions to our stockholders or repurchasing such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and “— Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, be able to sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved the investment adviser’s code of ethics that was adopted by it under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may also read and copy the codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and are available at our corporate governance webpage at http://fsfr.fifthstreetfinance.com.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The proxy voting policies and procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, our investment adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser will vote proxies relating to our securities in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our investment adviser will be made by the officers who are responsible for monitoring each of our investments. To ensure that its vote is not the product of a conflict of interest, our investment adviser will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

Other

We are subject to periodic examination by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting. When we are no longer an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to audit our internal control over financial reporting.

The NASDAQ Global Select Market Corporate Governance Regulations

The NASDAQ Global Select Market has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance regulations applicable to BDCs.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $700,000,000 of our common stock, debt securities or warrants to purchase common stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid by us, must equal or exceed the net asset value per share of our common stock.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: U.S. Bank National Association, 214 N. Tryon Street, 27th Floor, Charlotte, NC 28202. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (866) 665-2281.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the underwriters by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Consolidated Financial Statements as of September 30, 2014 and 2013 and for the year ended September 30, 2014, and for the period June 29, 2013 (commencement of operations) to September 30, 2013 included in this Registration Statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in its report appearing herein.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of FSFR and its affiliated companies. This notice supersedes any other privacy notice you may have received from FSFR.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Representatives of Our Investment Adviser. It is our policy that only authorized representatives of our investment adviser who need to know your personal information will have access to it.
•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS

Page
Consolidated Financial Statements (unaudited):
Consolidated Statements of Assets and Liabilities as of June 30, 2015 and September 30, 2014	F-2
Consolidated Statements of Operations for the three and nine months ended June 30, 2015 and June 30, 2014	F-3
Consolidated Statements of Changes in Net Assets for the nine months ended June 30, 2015 and June 30, 2014	F-4
Consolidated Statements of Cash Flows for the nine months ended June 30, 2015 and June 30, 2014	F-5
Consolidated Schedule of Investments as of June 30, 2015	F-6
Consolidated Schedule of Investments as of September 30, 2014	F-14
Notes to Consolidated Financial Statements	F-20
Audited Consolidated Financial Statements:
Report of Independent Registered Public Accounting Firm	F-51
Consolidated Statements of Assets and Liabilities as of September 30, 2014 and September 30, 2013	F-52
Consolidated Statements of Operations for the year ended September 30, 2014 and the period from June 29, 2013 (commencement of operations) through September 30, 2013	F-53
Consolidated Statements of Changes in Net Assets for the year ended September 30, 2014 and the period from June 29, 2013 (commencement of operations) through September 30, 2013	F-54
Consolidated Statements of Cash Flows for the year ended September 30, 2014 and the period from June 29, 2013 (commencement of operations) through September 30, 2013	F-55
Consolidated Schedule of Investments as of September 30, 2014	F-56
Schedule of Investments as of September 30, 2013	F-61
Notes to Consolidated Financial Statements	F-63

Fifth Street Senior Floating Rate Corp.

Consolidated Statements of Assets and Liabilities
(unaudited)

	June 30, 2015	September 30, 2014
ASSETS
Investments at fair value:
Control investments (cost June 30, 2015: $53,442,506; cost September 30, 2014: $0)	$52,870,796	$—
Non-control/Non-affiliate investments (cost June 30, 2015: $580,171,424; cost September 30, 2014: $299,997,247)	574,714,498	300,001,397
Total investments at fair value (cost June 30, 2015: $633,613,930; cost September 30, 2014: $299,997,247)	627,585,294	300,001,397
Cash and cash equivalents	66,443,565	107,429,760
Restricted cash	3,459,896	2,127,405
Interest, dividends and fees receivable	3,242,254	1,120,010
Due from portfolio companies	509,899	200,840
Receivables from unsettled transactions	43,240,396	—
Deferred financing costs	5,203,456	1,625,932
Other assets	164,009	—
Total assets	$749,848,769	$412,505,344
LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$1,938,070	$1,213,683
Base management fee payable	1,594,864	475,437
Part I incentive fee payable	833,515	926,180
Part II incentive fee payable	—	54,826
Due to FSC CT	236,863	239,617
Interest payable	575,853	205,646
Distributions payable	2,946,677	8,840,030
Payables from unsettled transactions	74,029,636	27,863,000
Credit facility payable	127,366,000	—
Notes payable	180,000,000	—
Total liabilities	389,521,478	39,818,419
Commitments and contingencies (Note 3)
Net assets:
Common stock, $0.01 par value, 150,000,000 shares authorized; 29,466,768 shares issued and outstanding at June 30, 2015 and September 30, 2014	294,668	294,668
Additional paid-in-capital	374,101,816	374,101,816
Net unrealized appreciation (depreciation) on investments	(6,028,636)	4,150
Net realized loss on investments	(3,272,536)	—
Accumulated overdistributed net investment income	(4,768,021)	(1,713,709)
Total net assets (equivalent to $12.23 and $12.65 per common share at June 30, 2015 and September 30, 2014, respectively) (Note 12)	360,327,291	372,686,925
Total liabilities and net assets	$749,848,769	$412,505,344

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Statements of Operations
(unaudited)

	Three months ended June 30, 2015	Three months ended June 30, 2014	Nine months ended June 30, 2015	Nine months ended June 30, 2014
Interest income:
Control investments	$754,216	$—	$754,216	$—
Non-control/Non-affiliate investments	9,862,889	2,979,029	27,368,097	6,849,976
Interest on cash and cash equivalents	7,042	353	16,227	2,570
Total interest income	10,624,147	2,979,382	28,138,540	6,852,546
Fee income:
Non-control/Non-affiliate investments	3,008,068	866,030	13,245,872	2,705,129
Total fee income	3,008,068	866,030	13,245,872	2,705,129
Dividend and other income:
Control investments	74,375	—	74,375	—
Total dividend and other income	74,375	—	74,375	—
Total investment income	13,706,590	3,845,412	41,458,787	9,557,675
Expenses:
Base management fee	1,594,872	485,544	4,274,950	1,127,180
Part I incentive fee	833,515	349,835	4,587,918	630,432
Part II incentive fee	—	—	(54,826)	—
Professional fees	259,933	247,967	758,428	573,667
Board of Directors fees	80,250	31,750	264,550	129,250
Interest expense	4,162,905	537,006	6,754,197	1,112,999
Administrator expense	152,647	142,965	576,344	361,589
General and administrative expenses	283,556	187,833	831,447	465,862
Total expenses	7,367,678	1,982,900	17,993,008	4,400,979
Net investment income	6,338,912	1,862,512	23,465,779	5,156,696
Unrealized appreciation (depreciation) on investments:
Control investments	(571,710)	—	(571,710)	—
Non-control/Non-affiliate investments	(1,909,861)	(13,387)	(5,461,076)	(626,766)
Net unrealized depreciation on investments	(2,481,571)	(13,387)	(6,032,786)	(626,766)
Realized gain (loss) on investments:
Non-control/Non-affiliate investments	(1,716,501)	(56,332)	(3,272,536)	198,481
Net realized gain (loss) on investments	(1,716,501)	(56,332)	(3,272,536)	198,481
Net increase in net assets resulting from operations	$2,140,840	$1,792,793	$14,160,457	$4,728,411
Net investment income per common share – basic and diluted	$0.22	$0.28	$0.80	$0.77
Earnings per common share – basic and diluted	$0.07	$0.27	$0.48	$0.71
Weighted average common shares outstanding – basic and diluted	29,466,768	6,666,768	29,466,768	6,666,768
Distributions per common share	$0.30	$0.27	$0.90	$0.71

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Statements of Changes in Net Assets
(unaudited)

	Nine months ended June 30, 2015	Nine months ended June 30, 2014
Operations:
Net investment income	$23,465,779	$5,156,696
Net unrealized depreciation on investments	(6,032,786)	(626,766)
Net realized gain (loss) on investments	(3,272,536)	198,481
Net increase in net assets resulting from operations	14,160,457	4,728,411
Stockholder transactions:
Distributions to stockholders	(26,520,091)	(4,733,405)
Net decrease in net assets from stockholder transactions	(26,520,091)	(4,733,405)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	792,002	15,022
Repurchases of common stock under dividend reinvestment plan	(792,002)	(15,022)
Net decrease in net assets from capital share transactions	—	—
Total decrease in net assets	(12,359,634)	(4,994)
Net assets at beginning of period	372,686,925	100,842,878
Net assets at end of period	$360,327,291	$100,837,884
Net asset value per common share	$12.23	$15.13
Common shares outstanding at end of period	29,466,768	6,666,768

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Statements of Cash Flows
(unaudited)

	Nine months ended June 30, 2015	Nine months ended June 30, 2014
Cash flows from operating activities:
Net increase in net assets resulting from operations	$14,160,457	$4,728,411
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net unrealized depreciation on investments	6,032,786	626,766
Net realized (gains) losses on investments	3,272,536	(198,481)
Recognition of fee income	(13,245,872)	—
Accretion of original issue discount on investments	(196,574)	(29,897)
Amortization of deferred financing costs	2,566,792	153,029
Changes in operating assets and liabilities:
Fee income received	13,368,856	—
Increase in restricted cash	(1,332,491)	(2,257,512)
Increase in interest and fees receivable	(2,122,244)	(333,131)
Increase in due from portfolio companies	(309,059)	(21,035)
Increase in receivables from unsettled transactions	(43,240,396)	(7,002,881)
Increase in other assets	(164,009)	(287,503)
Increase in accounts payable, accrued expenses and other liabilities	724,387	716,015
Increase in base management fee payable	1,119,427	424,165
Increase (decrease) in incentive fee payable	(147,491)	349,835
Increase (decrease) in due to FSC CT	(2,754)	137,896
Increase in interest payable	370,207	333,568
Increase in payables from unsettled transactions	46,166,636	13,630,000
Purchases of investments and net revolver activity	(842,624,902)	(264,234,393)
Principal payments applied to investments (scheduled payments)	8,154,900	3,934,589
Principal payments applied to investments (payoffs)	46,238,532	14,937,659
Proceeds from the sale of investments	451,415,841	102,093,236
Net cash used in operating activities	(309,794,435)	(132,299,664)
Cash flows from financing activities:
Distributions paid in cash	(31,567,812)	(2,918,356)
Borrowings under credit facilities	419,216,000	99,846,610
Repayments of borrowings under credit facilities	(291,850,000)	(10,019,700)
Proceeds from notes payable	180,000,000	—
Repurchases of common stock under dividend reinvestment plan	(845,632)	(15,022)
Deferred financing costs paid	(6,144,316)	(1,836,347)
Net cash provided by financing activities	268,808,240	85,057,185
Net decrease in cash and cash equivalents	(40,986,195)	(47,242,479)
Cash and cash equivalents, beginning of period	107,429,760	52,346,831
Cash and cash equivalents, end of period	$66,443,565	$5,104,352
Supplemental information:
Cash paid for interest	$3,898,696	$649,389
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$792,002	$15,022

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments
June 30, 2015
(unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Control Investments(3)
FSFR Glick JV LLC	Multi-sector holdings
Subordinated Note, LIBOR+8% cash due 10/20/2021(7)(8)(12)(13)		$48,098,255	$48,098,255	$48,055,018
87.5% equity interest(7)			5,344,251	4,815,778
			53,442,506	52,870,796
Total Control Investments (14.7% of net assets)			$53,442,506	$52,870,796
Affiliate Investments(4)			$—	$—
Non-Control/Non-Affiliate Investments(6)
Triple Point Group Holdings, Inc.	Application software
First Lien Revolver, LIBOR+4.25% (1% floor) cash due 7/10/2018(8)			$—	$—
			—	—
Blackhawk Specialty Tools, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 8/1/2019(8)(10)		4,562,495	4,562,495	4,425,619
			4,562,495	4,425,619
New Trident Holdcorp, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2019(8)(10)(14)		11,884,936	11,744,379	11,548,176
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 7/31/2020(8)		1,000,000	1,000,000	972,500
			12,744,379	12,520,676
Landslide Holdings, Inc.	Application software
First Lien Revolver, LIBOR+4.25% (1% floor) cash due 8/9/2018(8)			—	—
			—	—
Smile Brands Group Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6.25% (1.25% floor) cash due 8/16/2019(8)(14)		4,912,500	4,912,500	3,389,625
			4,912,500	3,389,625
NXT Capital, LLC	Diversified capital markets
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 9/4/2018(8)(14)		8,832,256	8,832,256	8,876,418
			8,832,256	8,876,418
Vitera Healthcare Solutions, LLC	Healthcare technology
First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/4/2020(8)(14)		4,925,000	4,925,000	4,943,469
			4,925,000	4,943,469
The Active Network, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021(8)(14)		2,400,000	2,305,247	2,304,000
			2,305,247	2,304,000
Accruent, LLC	Internet software & services
First Lien Term Loan, LIBOR+4.5% (1.25% floor) cash due 11/25/2019(8)(9)(10)(14)		19,922,249	19,922,249	19,632,317
			19,922,249	19,632,317

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2015
(unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Pacific Architects and Engineers Incorporated	Diversified support services
First Lien Term Loan B, LIBOR+6.25% (1% floor) cash due 7/17/2018(8)(14)		$3,447,500	$3,447,500	$3,395,788
			3,447,500	3,395,788
Survey Sampling International, LLC	Research & consulting services
First Lien Term Loan, LIBOR+5.0% (1% floor) cash due 12/16/2020(8)(10)(14)		8,400,000	8,400,000	8,415,750
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 12/16/2021(8)		1,000,000	1,000,000	995,000
			9,400,000	9,410,750
Answers Corporation	Internet software & services
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 10/1/2021(8)(10)(14)		11,940,000	11,569,198	10,288,280
Second Lien Term Loan, LIBOR+9% (1% floor) cash due 10/3/2022(8)		8,000,000	7,818,947	6,240,000
			19,388,145	16,528,280
Maxor National Pharmacy Services, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 1/31/2020(8)(10)(14)		9,850,000	9,850,000	9,855,899
			9,850,000	9,855,899
NextCare, Inc.	Healthcare services
Senior Term Loan, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(14)		5,315,998	5,315,998	5,310,067
Acquisition Line, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(10)		1,740,240	1,740,240	1,740,240
Senior Revolver, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)			—	—
			7,056,238	7,050,307
J.A. Cosmetics Holdings, Inc.	Personal products
First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 1/31/2019(8)(14)		4,843,750	4,843,750	4,849,805
			4,843,750	4,849,805
B&H Education, Inc.	Education services
First Lien Term Loan, LIBOR+5.25% (1.5% floor) cash due 5/3/2015(8)(15)		5,686,571	5,694,726	5,242,919
			5,694,726	5,242,919
Aptean, Inc.	Application software
Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/24/2021(8)		1,250,000	1,250,000	1,210,419
			1,250,000	1,210,419
Stratus Technologies, Inc.	Computer hardware
First Lien Term Loan, LIBOR+5% (1% floor) cash due 4/28/2021(8)(14)		4,194,444	4,194,444	4,185,699
			4,194,444	4,185,699
TravelCLICK, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 11/8/2021(8)(14)		3,380,000	3,370,130	3,363,100
			3,370,130	3,363,100

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2015
(unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Language Line, LLC	Integrated telecommunication services
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 7/7/2021(8)(10)(14)		$25,000,000	$25,000,000	$25,000,000
Second Lien Term Loan, LIBOR+9.75% (1% floor) cash due 7/7/2021(8)(14)		8,000,000	8,000,000	7,993,320
			33,000,000	32,993,320
GTCR Valor Companies, Inc.	Advertising
First Lien Term Loan, LIBOR+5% (1% floor) cash due 5/30/2021(8)(10)(14)		13,490,003	13,490,003	13,498,435
			13,490,003	13,498,435
ConvergeOne Holdings Corp.	Integrated telecommunication services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 6/17/2020(8)(14)		5,411,335	5,411,335	5,404,598
			5,411,335	5,404,598
Verdesian Life Sciences, LLC	Fertilizers & agricultural chemicals
First Lien Term Loan, LIBOR+5% (1% floor) cash due 7/1/2020(8)(14)		3,804,959	3,804,959	3,814,471
			3,804,959	3,814,471
PR Wireless, Inc.	Wireless telecommunication services
First Lien Term Loan, LIBOR+9% (1% floor) cash due 6/27/2020(7)(8)		5,911,410	5,799,164	5,645,397
35.5263 Common Stock Warrants(7)			—	167,990
			5,799,164	5,813,387
TV Borrower US, LLC	Integrated telecommunication services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 1/8/2021(7)(8)(14)		6,947,500	6,947,500	6,956,184
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 7/8/2021(7)(8)(14)		3,000,000	2,970,448	2,962,500
			9,917,948	9,918,684
American Dental Partners, Inc.	Healthcare services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 8/29/2021(8)(10)		5,955,000	5,955,000	5,955,000
			5,955,000	5,955,000
BeyondTrust Software, Inc.	Application software
First Lien Term Loan, LIBOR+7% (1% floor) cash due 9/25/2019(8)(10)(14)		19,922,249	19,915,038	19,900,365
First Lien Revolver, LIBOR+7% (1% floor) cash due 9/25/2019(8)(11)			(601)	—
500,000 Class A membership interest in BeyondTrust Holdings LLC			500,000	636,344
			20,414,437	20,536,709
Reliant Hospital Partners, LLC	Healthcare services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 10/1/2019(8)(10)(14)		7,406,250	7,406,250	7,332,188
			7,406,250	7,332,188

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2015
(unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Hill International, Inc.	Construction and engineering
First Lien Term Loan, LIBOR+6.75% (1% floor) cash due 9/26/2020(8)(14)		$6,054,250	$6,054,250	$5,990,876
			6,054,250	5,990,876
Teaching Strategies, LLC	Education services
First Lien Term Loan, LIBOR+5.5% (0.5% floor) cash due 10/1/2019(8)(10)(14)		16,785,519	16,774,744	16,839,269
First Lien Revolver, LIBOR+5.5% (0.5% floor) cash due 10/1/2019(8)		1,200,000	1,199,561	1,200,000
			17,974,305	18,039,269
Dynatect Group Holdings, Inc.	Industrial machinery
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 9/30/2020(8)(10)		3,980,000	3,980,000	3,968,873
First Lien Delayed Draw Term Loan, LIBOR+4.5% (1% floor) cash due 9/30/2020(8)(10)			—	—
			3,980,000	3,968,873
Idera, Inc.	Internet software & services
First Lien Term Loan, LIBOR+5.5% (0.5% floor) cash due 10/5/2020(8)(10)(14)		16,893,750	16,880,984	16,756,196
First Lien Revolver, LIBOR+5.5% (0.5% floor) cash due 10/5/2019(8)(11)			(511)	—
			16,880,473	16,756,196
Central Security Group, Inc.	Specialized consumer services
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 11/6/2020(8)(10)		2,572,038	2,572,038	2,565,607
			2,572,038	2,565,607
Sutherland Global Services, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 4/23/2021(8)(14)		6,749,000	6,749,000	6,796,783
			6,749,000	6,796,783
Kellermeyer Bergensons Services, LLC	Diversified support services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 10/29/2021(8)(14)		5,373,000	5,373,000	5,373,000
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 4/29/2022(8)(14)		410,000	410,000	410,000
			5,783,000	5,783,000
GOBP Holdings Inc.	Food retail
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 10/21/2022(8)(14)		6,400,000	6,367,133	6,384,000
			6,367,133	6,384,000
NAVEX Global, Inc.	Internet software & services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 11/19/2021(8)(14)		6,819,577	6,819,577	6,802,528
Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 11/18/2022(8)		1,500,000	1,500,000	1,485,000
			8,319,577	8,287,528

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2015
(unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Executive Consulting Group, LLC	Healthcare services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 11/21/2019(8)(14)		$7,000,000	$7,000,000	$6,995,870
Delayed Draw Term Loan, LIBOR+4.75% (1% floor) cash due 11/21/2017(8)(10)			—	—
			7,000,000	6,995,870
TIBCO Software, Inc.	Internet software & services
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 12/4/2020(8)(10)		8,019,900	7,790,567	8,029,925
First Lien Revolver, LIBOR+4% cash due 11/25/2020(8)			—	—
			7,790,567	8,029,925
Metamorph US 3, LLC	Internet software & services
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 12/1/2020(8)(10)(14)		17,420,991	17,401,824	17,171,264
First Lien Revolver, LIBOR+5.5% (1% floor) cash due 12/1/2020(8)(11)			(2,149)	—
			17,399,675	17,171,264
Compuware Corporation	Internet software & services
First Lien Term Loan B1, LIBOR+5.25% (1% floor) cash due 12/11/2019(8)(10)(14)		8,361,551	8,096,551	8,246,580
First Lien Term Loan B2, LIBOR+5.25% (1% floor) cash due 12/10/2021(8)(10)		6,467,500	6,348,333	6,332,103
			14,444,884	14,578,683
AMAG Pharmaceuticals, Inc.	Pharmaceuticals
First Lien Term Loan, LIBOR+6.25% (1% floor) cash due 11/12/2020(8)(10)(14)		14,250,000	14,250,000	14,428,124
			14,250,000	14,428,124
Novetta Solutions, LLC	Diversified support services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 10/2/2020(8)(14)		5,756,500	5,756,500	5,756,500
			5,756,500	5,756,500
AF Borrower, LLC	IT consulting & other services
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 12/15/2021(8)(10)		8,279,250	8,279,250	8,302,556
			8,279,250	8,302,556
Ameritox Ltd.	Healthcare services
First Lien Term Loan, LIBOR+7.5% (1% floor) cash due 6/23/2019(8)(10)(14)		16,893,082	16,886,415	16,679,003
First Lien Revolver, LIBOR+7.5% (1% floor) cash due 6/23/2019(8)		666,667	666,190	666,667
			17,552,605	17,345,670
TrialCard Incorporated	Healthcare services
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 12/31/2019(8)(10)(14)		10,789,682	10,776,573	10,688,371
First Lien Revolver, LIBOR+5.25% (1% floor) cash due 12/31/2019(8)(11)			(936)	—
			10,775,637	10,688,371

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2015
(unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Motion Recruitment Partners LLC	Diversified support services
First Lien Term Loan, LIBOR+6% (1% floor) cash due 2/13/2020(8)(10)(14)		$15,307,500	$15,288,671	$15,132,202
First Lien Revolver, LIBOR+6% (1% floor) cash due 2/13/2020(8)(11)			(1,680)	—
			15,286,991	15,132,202
PowerPlan, Inc.	Internet software & services
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 2/23/2022(8)(10)(14)		13,668,333	13,668,333	13,666,393
First Lien Revolver, LIBOR+5.25% (1% floor) cash due 2/23/2021(8)			—	—
			13,668,333	13,666,393
Riverbed Technology, Inc.	Application software
First Lien Term Loan, LIBOR+5% (1% floor) cash due 2/25/2022(8)(14)		7,481,250	7,481,250	7,568,220
			7,481,250	7,568,220
Digital River, Inc.	Internet software & services
First Lien Term Loan, LIBOR+6.5% (1% floor) cash due 2/12/2021(8)(10)(14)		10,000,000	10,000,000	10,100,000
			10,000,000	10,100,000
Curo Health Services Holdings, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.5% (1% floor) cash due 2/5/2022(8)(10)		6,982,500	6,982,500	7,047,996
			6,982,500	7,047,996
Research Now Group, Inc.	Data processing & outsourced services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 3/18/2021(8)(14)		3,750,000	3,750,000	3,759,375
Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 3/18/2022(8)		4,000,000	4,000,000	4,010,000
			7,750,000	7,769,375
Fineline Technologies, Inc.	Electronic equipment & instruments
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 5/6/2017(8)(14)		13,860,000	13,860,000	13,860,000
			13,860,000	13,860,000
My Alarm Center, LLC	Security & alarm services
First Lien Term Loan A, LIBOR+8% (1% floor) cash due 1/9/2018(8)(14)		16,047,619	16,047,619	16,047,619
First Lien Term Loan B, LIBOR+8% (1% floor) cash due 1/9/2018(8)		919,168	919,168	919,168
First Lien Term Loan C, LIBOR+8% (1% floor) cash due 1/9/2018(8)		222,772	222,772	222,772
First Lien Term Revolver, LIBOR+8% (1% floor) cash due 1/9/2018(8)		113,333	113,333	113,333
			17,302,892	17,302,892

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2015
(unaudited)

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Legalzoom.com, Inc.	Specialized consumer services
First Lien Term Loan, LIBOR+7% (1% floor) cash due 5/13/2020(8)(10)(14)		$19,950,000	$19,913,663	$19,950,000
First Lien Revolver, LIBOR+7% (1% floor) cash due 5/13/2020(8)(11)		—	(3,158)	—
			19,910,505	19,950,000
TWCC Holding Corp.	Specialized consumer services
First Lien Term Loan B1, LIBOR+5% (0.75% floor) cash due 2/11/2020(8)(14)		6,384,000	6,384,000	6,314,159
			6,384,000	6,314,159
Raley’s	Food retail
First Lien Term Loan, LIBOR+6.25% (1% floor) cash due 5/18/2022(8)(14)		4,100,000	4,100,000	4,092,313
			4,100,000	4,092,313
Retail Solutions Group, Inc.	Data processing & outsourced services
First Lien Term Loan, LIBOR+5.25% (0.75% floor) cash due 6/16/2022(8)(14)		14,000,000	14,000,000	13,965,000
			14,000,000	13,965,000
Auction.com, LLC	Internet software & services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 5/11/2019(8)		3,990,000	3,990,000	3,970,050
			3,990,000	3,970,050
Protection One Alarm Monitoring	Security & alarm services
First Lien Term Loan, LIBOR+4% (1% floor) cash due 6/19/2021(8)		1,350,000	1,350,000	1,353,375
Second Lien Term Loan, LIBOR+8.75% (1% floor) cash due 6/19/2022(8)		600,000	600,000	592,500
			1,950,000	1,945,875
All Web Leads, Inc.	Advertising
First Lien Term Loan, LIBOR+6.5% (1% floor) cash due 6/30/2020(8)(10)(14)		27,709,046	27,681,910	27,709,046
First Lien Revolver, LIBOR+6.5% (1% floor) cash due 6/30/2020(8)(11)			(4,006)	—
			27,677,904	27,709,046
Total Non-Control/Non-Affiliate Investments (159.5% of net assets)			$580,171,424	$574,714,498
Total Portfolio Investments (174.2% of net assets)			$633,613,930	$627,585,294

(1)	All debt investments are income producing unless otherwise noted. Equity is non-income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Principal amount is net of repayments, if any.

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
June 30, 2015
(unaudited)

(6)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(7)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.
(8)	The principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(9)	Interest rates have been adjusted on certain term loans from the stated rates in the original credit agreement as shown in the Consolidated Schedule of Investments. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	Reason
Accruent, LLC	November 14, 2014	+ 1.50% on First Lien Term Loan	Per loan amendment
(10)	Investment pledged as collateral under the Company’s credit facility, in whole or in part.
(11)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.
(12)	In addition to the interest earned based on the stated contractual interest rate of this security, the subordinated notes entitle us to receive a portion of the excess cash flow from the FSFR Glick JV LLC’s loan portfolio, which may result in a return to the BDC greater than the contractual stated interest rate.
(13)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions during the nine months ended June 30, 2015 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to control.
(14)	Investment pledged as collateral under the Company’s 2015 Debt Securitization (as defined in Note 6 — Borrowings), in whole or in part.
(15)	The Company is currently in negotiations with the borrower to extend the maturity date on this loan.

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(8)	Industry	Principal(5)	Cost	Fair Value
Control Investments(3)			$—	$—
Affiliate Investments(4)			$—	$—
Non-Control/Non-Affiliate Investments(6)
Triple Point Group Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 7/10/2020(8)(10)		$2,181,723	$2,079,045	$2,001,494
First Lien Revolver, LIBOR+4.25% (1% floor) cash due 7/10/2018(8)			—	—
			2,079,045	2,001,494
BioScrip, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2020(8)(10)		1,670,679	1,670,678	1,671,520
			1,670,678	1,671,520
Blackhawk Specialty Tools, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 8/1/2019(8)(10)		4,749,995	4,749,995	4,708,121
			4,749,995	4,708,121
New Trident Holdcorp, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2019(8)(10)		4,950,000	4,950,000	4,959,019
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 7/31/2020(8)		1,000,000	1,000,000	1,003,056
			5,950,000	5,962,075
Landslide Holdings, Inc.	Application software
First Lien Revolver, L+4.25% (1% floor) cash due 8/9/2018			—	—
			—	—
Smile Brands Group Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6.25% (1.25% floor) cash due 8/16/2019(8)(10)		4,950,000	4,950,000	4,855,860
			4,950,000	4,855,860
NXT Capital, LLC	Diversified capital markets
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 9/4/2018(8)(10)		5,447,487	5,447,487	5,459,605
			5,447,487	5,459,605
Vitera Healthcare Solutions, LLC	Healthcare technology
First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/4/2020(8)(10)		4,962,500	4,962,500	4,980,474
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021(8)		3,000,000	3,000,000	3,030,948
			7,962,500	8,011,422
The Active Network, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021(8)		2,400,000	2,400,000	2,401,616
			2,400,000	2,401,616
Accruent, LLC	Internet software & services
First Lien Term Loan, LIBOR+4.5% (1.25% floor) cash due 11/25/2019(8)(10)		6,461,732	6,461,732	6,366,822
			6,461,732	6,366,822

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(8)	Industry	Principal(5)	Cost	Fair Value
Travel Leaders Group, LLC	Hotels, resorts & cruise lines
First Lien Term Loan B, LIBOR+6% (1% floor) cash due 12/5/2018(8)(10)		$9,625,000	$9,625,000	$9,592,523
			9,625,000	9,592,523
Pacific Architects and Engineers Incorporated	Diversified support services
First Lien Term Loan B, LIBOR+6.25% (1% floor) cash due 7/17/2018(8)(10)		3,473,750	3,473,750	3,461,756
			3,473,750	3,461,756
Power Products, LLC	Electrical components & equipment
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 12/13/2019(8)(10)		4,975,000	4,975,000	4,860,113
			4,975,000	4,860,113
Survey Sampling International, LLC	Research & consulting services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 12/12/2019(8)(10)		4,937,500	4,937,500	4,941,631
			4,937,500	4,941,631
Therakos, Inc.	Healthcare services
First Lien Term Loan, LIBOR+6.25% (1.25% floor) cash due 12/27/2017(8)(10)		1,946,028	1,946,028	1,927,011
			1,946,028	1,927,011
Answers Corporation	Internet software & services
First Lien Term Loan, LIBOR+4.5% (3.25% floor) cash due 12/20/2018(8)(10)		4,812,500	4,812,500	4,871,425
Second Lien Term Loan, LIBOR+10% (1% floor) cash due 6/19/2020(8)(10)		2,000,000	2,000,000	2,046,110
			6,812,500	6,917,535
Maxor National Pharmacy Services, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 1/31/2020(8)(10)		9,925,000	9,925,000	9,887,945
			9,925,000	9,887,945
NextCare, Inc.	Healthcare services
Senior Term Loan, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(10)		5,384,152	5,384,152	5,396,673
Delayed Draw Term Loan, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(10)			—	—
Senior Revolver, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(10)		187,410	187,410	187,410
Acquisition Line, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(10)		398,781	398,781	398,781
			5,970,343	5,982,864
J.A. Cosmetics Holdings, Inc.	Personal products
First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 1/31/2019(8)(10)		4,937,500	4,937,500	4,888,194
			4,937,500	4,888,194
Aegis Toxicology Sciences Corporation	Healthcare services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 8/24/2021(8)		3,100,000	3,100,000	3,107,612
			3,100,000	3,107,612

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(8)	Industry	Principal(5)	Cost	Fair Value
B&H Education, Inc.	Education services
First Lien Term Loan, LIBOR+5.25% (1.5% floor) cash due 5/3/2015(8)(10)		$6,382,886	$6,354,343	$6,376,798
			6,354,343	6,376,798
Deluxe Entertainment Services Group Inc.	Movies & entertainment
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 2/28/2020(8)(10)		4,672,320	4,483,834	4,640,481
			4,483,834	4,640,481
Aptean, Inc.	Application software
Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/24/2021(8)		1,250,000	1,250,000	1,258,260
			1,250,000	1,258,260
Extreme Reach, Inc.	Advertising
First Lien Term Loan, LIBOR+5.75% (1% floor) cash due 1/24/2020(8)(10)		5,432,000	5,432,000	5,473,100
			5,432,000	5,473,100
CM Delaware LLC	Advertising
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 3/18/2021(7)(8)(9)(10)		2,189,000	2,189,000	2,189,687
			2,189,000	2,189,687
Stratus Technologies, Inc.	Computer hardware
First Lien Term Loan, LIBOR+5% (1% floor) cash due 4/28/2021(8)(10)		4,604,167	4,604,167	4,605,770
			4,604,167	4,605,770
TravelCLICK, Inc.	Internet software & services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 5/6/2019(8)(10)		4,987,816	4,987,816	4,993,915
Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 11/8/2021(8)		4,000,000	4,000,000	4,002,939
			8,987,816	8,996,854
LTI Flexible Products, Inc.	Electronic components
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 5/1/2021(8)(10)		4,588,500	4,588,500	4,611,005
			4,588,500	4,611,005
Language Line, LLC	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.75% (1.75% floor) cash due 12/20/2016(8)		4,400,000	4,394,774	4,403,484
			4,394,774	4,403,484
IPC Systems, Inc.	Alternative carriers
First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/8/2020(8)(10)		4,987,500	4,987,500	4,987,468
			4,987,500	4,987,468
LTCG Holdings Corp.	Healthcare services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 6/6/2020(8)(10)		1,185,000	1,185,000	1,185,844
			1,185,000	1,185,844

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(8)	Industry	Principal(5)	Cost	Fair Value
GTCR Valor Companies, Inc.	Advertising
First Lien Term Loan, LIBOR+5% (1% floor) cash due 5/30/2021(8)(10)		$3,179,723	$3,179,723	$3,176,754
Delayed Draw Term Loan, L+5% (1% floor) cash due 5/30/2021			—	—
			3,179,723	3,176,754
ConvergeOne Holdings Corp.	Integrated telecommunication services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 6/17/2020(8)(10)		3,990,000	3,990,000	3,992,347
			3,990,000	3,992,347
American Residential Services, L.L.C.	Specialized consumer services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 6/30/2021(8)(10)		3,192,000	3,192,000	3,193,060
			3,192,000	3,193,060
Verdesian Life Sciences, LLC	Fertilizers & agricultural chemicals
First Lien Term Loan, LIBOR+5% (1% floor) cash due 7/1/2020(8)(10)		3,955,000	3,955,000	4,039,398
			3,955,000	4,039,398
PR Wireless, Inc.	Wireless telecommunication services
First Lien Term Loan, LIBOR+9% (1% floor) cash due 6/27/2020(7)(10)		2,992,500	2,992,500	2,797,378
35.5263 Common Stock Warrants(7)			—	167,990
			2,992,500	2,965,368
TV Borrower US, LLC	Integrated telecommunication services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 1/8/2021(7)(10)		7,000,000	7,000,000	7,000,000
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 7/8/2021(7)		3,000,000	3,000,000	3,000,000
			10,000,000	10,000,000
Symphony Teleca Services, Inc.	Application software
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 8/7/2019(10)		2,500,000	2,500,000	2,500,000
			2,500,000	2,500,000
St. George’s University Scholastic Services LLC	Education services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 8/7/2021(7)(10)		3,000,000	3,000,000	3,000,000
			3,000,000	3,000,000
CPI Buyer, LLC	Healthcare equipment
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 8/15/2021		8,900,000	8,900,000	8,900,000
			8,900,000	8,900,000
EP Minerals, LLC	Specialty chemicals
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 8/20/2020(10)		3,200,000	3,200,000	3,200,000
			3,200,000	3,200,000

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(8)	Industry	Principal(5)	Cost	Fair Value
American Dental Partners, Inc.	Healthcare services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 8/29/2021		$6,000,000	$6,000,000	$6,000,000
			6,000,000	6,000,000
BeyondTrust Software, Inc.	Application software
First Lien Term Loan, LIBOR+7% (1% floor) cash due 9/25/2019(10)		67,500,000	67,460,337	67,500,000
First Lien Revolver, LIBOR+7% (1% floor) cash due 9/25/2019(11)			(3,305)	—
500,000 Class A membership interest in BeyondTrust Holdings LLC			500,000	500,000
			67,957,032	68,000,000
Reliant Hospital Partners, LLC	Healthcare services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 10/1/2019(10)		7,500,000	7,500,000	7,500,000
			7,500,000	7,500,000
Hill International, Inc.	Construction and engineering
First Lien Term Loan, LIBOR+6.75% (1% floor) cash due 9/26/2019(10)		6,100,000	6,100,000	6,100,000
			6,100,000	6,100,000
Scientific Games International, Inc.	Casinos & gaming
First Lien Term Loan, LIBOR+5% (1% floor) cash due 9/17/2021(10)		13,300,000	13,300,000	13,300,000
			13,300,000	13,300,000
Evergreen Skills Lux S.a.r.l	Internet software & services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 4/28/2021(7)(10)		2,400,000	2,400,000	2,400,000
			2,400,000	2,400,000
Vestcom International, Inc.	Data processing & outsourced services
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 9/30/2021(10)		6,000,000	6,000,000	6,000,000
			6,000,000	6,000,000
Total Non-Control/Non-Affiliate Investments (80.5% of net assets)			$299,997,247	$300,001,397
Total Portfolio Investments (80.5% of net assets)			$299,997,247	$300,001,397

(1)	All debt investments are income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Principal amount is net of repayments, if any.
(6)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(7)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2014

(8)	The principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(9)	Interest rates have been adjusted on certain term loans from the stated rates in the original credit agreement as shown in the Consolidated Schedule of Investments. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	Reason
CM Delaware LLC	May 5, 2014	+ 0.75% on First Lien Term Loan	Per loan amendment
(10)	Held by the Company, in whole or in part, indirectly through FS Senior Funding LLC and pledged as collateral under the Company’s credit facility with Natixis, New York Branch.
(11)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.

See notes to Consolidated Financial Statements.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

Fifth Street Senior Floating Rate Corp. (the “Company”) was formed in May 2013 as a Delaware corporation and structured as an externally managed, closed-end, non-diversified management investment company, that has elected to be regulated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The Company is managed by Fifth Street Management LLC (the “Investment Adviser”).

The Company also has wholly-owned subsidiaries that are consolidated for accounting purposes and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements. The subsidiaries are operated solely for investment activities of the Company. All significant intercompany balances and transactions have been eliminated.

On July 17, 2013, the Company completed an initial public offering of 6,666,668 shares of its common stock at the public offering price of $15.00 per share. The proceeds of its initial public offering totaled $100.0 million and all offering costs were borne by the Company’s Investment Adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses. The Company’s common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “FSFR.”

On August 19, 2014, the Company completed a follow-on public offering of 22,800,000 shares of its common stock at the public offering price of $12.91 per share. The net proceeds totaled $276.2 million after deducting underwriting commissions of $17.7 million and offering costs of $0.5 million.

Note 2. Significant Accounting Policies

Basis of Presentation:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements. As provided under ASU 2013-08 which amended Accounting Standards Codification (“ASC”) 946 — Financial Services — Investment Companies (“ASC 946”), the Company is an investment company as it is regulated under the 1940 Act and is applying guidance in ASC 946.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $627.6 million and $300.0 million at June 30, 2015 and September 30, 2014, respectively. The portfolio investments represent 174.2% and 80.5% of net assets at June 30, 2015 and September 30, 2014, respectively, and their fair values have been determined in good faith by the Company’s Board of Directors in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation;

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

“Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Consolidation:

As provided under Regulation S-X and ASC Topic 946-810 — Financial Services — Investment Companies, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company or a controlled operating company whose business consists of providing services to the Company. FS Senior Funding Ltd. would be considered an investment company but for the exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act, and was established solely for the purpose of allowing the Company to borrow funds for the purpose of making investments. The Company owns all of the equity in this entity and controls the decision making power that drives its economic performance. Accordingly, the Company consolidates the results of the Company’s wholly-owned subsidiaries, including FS Senior Funding Ltd., in its Consolidated Financial Statements.

Fair Value Measurements:

The Financial Accounting Standards Board (“FASB”) ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.
•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments for which quotations are not readily available on an individual basis, using bond yield, market and income approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its debt investments when there is no readily available market quotation, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market or income approach in determining the fair value of the Company’s investment in the portfolio company. In certain instances, the Company may use alternative methodologies, including an asset liquidation model, expected recovery model or other alternative approaches.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

Financial instruments with readily available quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment inherent in measuring fair value. As such, the Company’s capital markets group obtains and analyzes readily available market quotations provided by independent pricing services for all of the Company’s senior secured debt investments for which quotations are available. In determining the fair value of a particular investment, pricing services use observable market information, including both binding and non-binding indicative quotations. These investments are generally classified as Level 3 because the quoted prices may be indicative in nature for securities that are in an inactive market, may be for similar securities or may require adjustment for investment-specific factors or restrictions.

The Company evaluates the prices obtained from independent pricing services based on available market information and company specific data that could affect the credit quality and/or fair value of the investment. Investments for which market quotations are readily available maybe be valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. The Company does not adjust any of the prices received from these sources unless the Company has a reason to believe any such market quotations are not reflective of the fair value of an investment.

Market quotations may be deemed not to represent fair value where the Company believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotations not to reflect the fair value of the security, among other reasons. Examples of these events could include cases when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. In these instances, the Company values such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available (as discussed below).

If the quotation provided by the pricing service is based on only one or two market sources, the Company performs additional procedures to corroborate such information, generally including but not limited to, the bond yield approach discussed below and a quantitative and qualitative assessment of the credit quality and market trends affecting the portfolio company.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation and amortization), cash flows, net income, revenues, or, in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly or monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

The Company estimates the fair value of privately held warrants using a Black Scholes pricing model. At each reporting date, privately held warrants are valued based on an analysis of various factors and subjective assumptions including, but not limited to, the current stock price (by analyzing the portfolio company’s operating performance and financial condition and general market conditions), the expected period until

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

exercise, expected volatility of the underlying stock price, expected dividends and the risk free rate. Changes in the subjective input assumptions can materially affect the fair value estimates.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued either by the Company’s capital markets group for quoted investments or the Company’s finance department for unquoted investments;
•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;
•	Separately, independent valuation firms engaged by the Board of Directors prepare preliminary valuations of the Company’s investments, on a selected basis, for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and submit the reports to the Company;
•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	The finance department prepares a valuation report for the Audit Committee of the Board of Directors;
•	The Audit Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;
•	The Audit Committee of the Board of Directors reviews the preliminary valuations with the portfolio managers of the Investment Adviser, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and
•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of each of the Company’s investments at June 30, 2015 and September 30, 2014 was determined in good faith by the Board of Directors. The Board of Directors has authorized the engagement of independent valuation firms to provide valuation assistance. The Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of a portion of the Company’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter, with a substantial portion being valued over the course of each fiscal year. However, the Board of Directors is ultimately and solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

Investment Income:

Interest income, adjusted for accretion of original issue discount (“OID”) is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible.

The Company generally recognizes dividend income on the ex-dividend date.

The Company may invest in debt securities which contain payment-in-kind (“PIK”) interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

Fee income consists of the servicing fees, advisory fees, structuring fees and prepayment fees that the Company receives in connection with its debt investments. These fees are recognized as earned.

Cash and Cash Equivalents:

Cash, cash equivalents and restricted cash consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash, cash equivalents and restricted cash with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit.

Restricted Cash:

As of June 30, 2015, included in restricted cash is $3.5 million that was held at U.S. Bank, National Association and Wells Fargo in connection with the Company’s credit facilities and its 2015 Debt Securitization (as defined in Note 6 — Borrowings). Pursuant to the terms of the credit agreements and the 2015 Debt Securitization, the Company is restricted in terms of access to $2.5 million until such time as the Company submits its required monthly reporting schedules. As of June 30, 2015, $1.0 million of restricted cash could only be used for the payment of interest expense on the notes issued in the 2015 Debt Securitization.

Due from Portfolio Companies:

Due from portfolio companies consists of amounts payable to the Company from its portfolio companies, excluding those amounts attributable to interest, dividends or fees receivable. These amounts are recognized as they become payable to the Company (e.g., principal payments on the scheduled amortization payment date).

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses in connection with the closing or amending of the Company’s credit facilities or debt securitizations, and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities or debt securitizations. This amortization expense is included in interest expense in the Company’s Consolidated Statements of Operations.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of Company’s common stock, including legal, accounting and printing fees. There were no offering costs charged to capital during the nine months ended June 30, 2015 and June 30, 2014.

Income Taxes:

As a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“Code”), the Company is not subject to U.S. federal income tax on the portion of its taxable income and gains distributed to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any U.S. federal or state income tax at the corporate level. As a RIC, the Company is also subject to a U.S. federal excise tax based on distributive requirements of its taxable income on a calendar year basis. The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis U.S. federal excise tax for calendar year 2013. The Company does not expect to incur a U.S. federal excise tax for calendar year 2014. The Company may incur a U.S. federal excise tax in future years.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Company identifies its major tax jurisdictions as U.S. Federal and Connecticut, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements:

In May 2014, the FASB issued guidance to establish a comprehensive and converged standard on revenue recognition to enable financial statement users to better understand and consistently analyze an entity’s revenue across industries, transactions and geographies. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance also specifies the accounting for certain costs to obtain or fulfill a contract with a customer. The guidance requires improved disclosures to help users of financial statements better understand the nature, amount, timing, and uncertainty of revenue that is recognized. Qualitative and quantitative information is required to be disclosed about: (1) contracts with customers, (2) significant judgments and changes in judgments and (3) assets recognized from costs to obtain or fulfill a contract. The guidance will apply to all entities. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2017. Early application is not permitted. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements.

In April 2015, the FASB issued a new accounting standards update that requires debt issuance costs (deferred financing costs) related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the related debt liability, similar to the presentation of debt discounts. The update is effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The Company is in the process of evaluating the impact this guidance will have on its consolidated financial statements, however, because the update impacts presentation and disclosure only, the Company does not believe adoption will have a significant impact on its Consolidated Financial Statements.

Note 3. Portfolio Investments

At June 30, 2015, 174.2% of net assets, or $627.6 million, was invested in 62 portfolio investments, including 14.7% of net assets, or $52.9 million, in subordinated notes and LLC equity interests of FSFR Glick JV LLC, and 18.4% of net assets, or $66.4 million, was in cash and cash equivalents (excluding restricted cash). In comparison, at September 30, 2014, 80.5% of net assets, or $300.0 million, was invested in 48 portfolio investments and 28.8% of net assets, or $107.4 million, was invested in cash and cash equivalents (excluding restricted cash). As of June 30, 2015, 91.4% of the Company’s portfolio at fair value consisted of senior secured debt investments that bore interest at floating rates which are secured by first or second priority liens on the assets of the portfolio companies, 7.7% consisted of investments in the subordinated notes of

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

FSFR Glick JV LLC and 0.8% consisted of investments in the LLC equity interests of FSFR Glick JV LLC. As of September 30, 2014, 99.8% of the Company’s portfolio at cost and fair value, consisted of senior secured debt investments that bore interest at floating rates which are secured by first or second priority liens on the assets of the portfolio companies.

During the three and nine months ended June 30, 2015, the Company recorded net unrealized depreciation of $2.5 million and $6.0 million, respectively. During the three and nine months ended June 30, 2014, the Company recorded net unrealized depreciation of $0.0 million and $0.6 million, respectively. During the three and nine months ended June 30, 2015, the Company recorded net realized losses of $1.7 million and $3.3 million, respectively. During the three and nine months ended June 30, 2014, the Company recorded net realized gains (losses) of $(0.1) million and $0.2 million, respectively.

The composition of the Company’s investments as of June 30, 2015 and September 30, 2014 at cost and fair value was as follows:

	June 30, 2015		September 30, 2014
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities (senior secured)	$579,671,424	$573,910,164	$299,497,247	$299,333,407
Investments in equity securities (common stock and warrants)	500,000	804,334	500,000	667,990
Debt investment in FSFR Glick JV LLC	48,098,255	48,055,018	—	—
Equity investment in FSFR Glick JV LLC	5,344,251	4,815,778	—	—
Total	$633,613,930	$627,585,294	$299,997,247	$300,001,397

The following table presents the financial instruments carried at fair value as of June 30, 2015, on the Company’s Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$573,910,164	$573,910,164
Investments in debt securities (subordinated notes of FSFR Glick JV LLC)	—	—	48,055,018	48,055,018
Investment in equity securities (common stock and warrants, including LLC equity interest of FSFR Glick JV LLC)	—	—	5,620,112	5,620,112
Total investments at fair value	$—	$—	$627,585,294	$627,585,294

The following table presents the financial instruments carried at fair value as of September 30, 2014, on the Company’s Consolidated Statements of Assets and Liabilities for each of the levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$299,333,407	$299,333,407
Investment in equity securities (common stock and warrants)	—	—	667,990	667,990
Total investments at fair value	$—	$—	$300,001,397	$300,001,397

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from March 31, 2015 to June 30, 2015, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Subordinated Debt (subordinated notes of FSFR Glick JV)	Common Equity (including LLC equity interests of FSFR Glick JV)/Warrants	Total
Fair value at March 31, 2015	$582,871,055	$—	$688,366	$583,559,421
New investments & net revolver activity	225,949,347	48,098,255	8,844,251	282,891,853
Redemptions/repayments	(231,241,716)	—	(3,528,125)	(234,769,841)
Accretion of original issue discount	102,755	—	—	102,755
Net change in unearned income	(822)	—	—	(822)
Net unrealized depreciation on investments	(2,025,829)	(43,237)	(412,505)	(2,481,571)
Net realized gain (loss) on investments	(1,744,626)	—	28,125	(1,716,501)
Fair value as of June 30, 2015	$573,910,164	$48,055,018	$5,620,112	$627,585,294
Net unrealized depreciation relating to Level 3 assets still held at June 30, 2015 and reported within net unrealized depreciation on investments in the Consolidated Statement of Operations for the three months ended June 30, 2015	$(1,933,555)	$—	$(412,505)	$(2,346,060)

The following table provides a roll-forward in the changes in fair value from March 31, 2014 to June 30, 2014, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Subordinated Debt	Total
Fair value at March 31, 2014	$179,752,625	$—	$179,752,625
New investments & net revolver activity	74,258,530	3,000,000	77,258,530
Redemptions/repayments	(62,401,077)	(3,033,110)	(65,434,187)
Accretion of original issue discount	16,891	—	16,891
Net unrealized depreciation on investments	(13,387)	—	(13,387)
Net realized gain (loss) on investments	(89,442)	33,110	(56,332)
Fair value as of June 30, 2014	$191,524,140	$—	$191,524,140
Net unrealized depreciation relating to Level 3 assets still held at June 30, 2014 and reported within net unrealized depreciation on investments in the Consolidated Statement of Operations for the three months ended June 30, 2014	$(69,717)	$—	$(69,717)

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

The following table provides a roll-forward in the changes in fair value from September 30, 2014 to June 30, 2015, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Subordinated Debt (subordinated notes of FSFR Glick JV)	Common Equity (including LLC equity interests of FSFR Glick JV)/Warrants	Total
Fair value at September 30, 2014	$299,333,407	$—	$667,990	$300,001,397
New investments & net revolver activity	785,682,396	48,098,255	8,844,251	842,624,902
Redemptions/repayments	(502,281,148)	—	(3,528,125)	(505,809,273)
Accretion of original issue discount	196,574	—	—	196,574
Net change in unearned income	(122,984)	—	—	(122,984)
Net unrealized depreciation on investments	(5,597,420)	(43,237)	(392,129)	(6,032,786)
Net realized gain (loss) on investments	(3,300,661)	—	28,125	(3,272,536)
Fair value as of June 30, 2015	$573,910,164	$48,055,018	$5,620,112	$627,585,294
Net unrealized depreciation relating to Level 3 assets still held at June 30, 2015 and reported within net unrealized depreciation on investments in the Consolidated Statement of Operations for the nine months ended June 30, 2015	$(5,541,305)	$—	$(392,129)	$(5,933,434)

The following table provides a roll-forward in the changes in fair value from September 30, 2013 to June 30, 2014, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Subordinated Debt	Total
Fair value at September 30, 2013	$48,653,617	$—	$48,653,617
New investments & net revolver activity	261,234,395	3,000,000	264,234,395
Redemptions/repayments	(117,932,374)	(3,033,110)	(120,965,484)
Accretion of original issue discount	29,897	—	29,897
Net unrealized depreciation on investments	(626,766)	—	(626,766)
Net realized gain on investments	165,371	33,110	198,481
Fair value as of June 30, 2014	$191,524,140	$—	$191,524,140
Net unrealized depreciation relating to Level 3 assets still held at June 30, 2014 and reported within net unrealized depreciation on investments in the Consolidated Statement of Operations for the nine months ended June 30, 2014	$(428,283)	$—	$(428,283)

The Company generally utilizes a bond yield model to estimate the fair value of its debt investments when there is not a readily available market value (Level 3), which model is based on the present value of expected cash flows from the debt investments. The significant observable inputs into the model are market interest rates for debt with similar characteristics, which are adjusted for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. These factors are incorporated into the calculation of the capital

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount), which are significant unobservable inputs into the model.

Significant Unobservable Inputs for Level 3 Investments

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of June 30, 2015:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(c)
Senior secured debt	$266,258,731	Bond yield approach	Capital structure premium(a)	0.0% – 0.0%	0.0%
			Tranche specific risk premium/(discount)(a)	(3.0)% – 6.0%	(0.8)%
			Size premium(a)	0.5% – 1.5%	1.2%
			Industry premium/(discount)(a)	(1.3)% – 0.6%	0.2%
	307,651,433	Market quotations	Broker quoted price(d)	N/A – N/A	N/A
FSFR Glick JV subordinated notes	48,055,018	Bond yield approach	Capital structure premium(a)	2.0% – 2.0%	2.0%
			Tranche specific risk premium/(discount)(a)	(1.4)% – (1.4)%	(1.4)%
			Size premium(a)	2.0% – 2.0%	2.0%
			Industry premium/(discount)(a)	(1.5)% – (1.5)%	(1.5)%
FSFR Glick JV equity	4,815,778	Net asset value	Net asset value	N/A – N/A	N/A
Common equity/warrants	804,334	Market and income approaches	Weighted average cost of capital	18.0% – 18.0%	18.0%
			Company specific risk premium(a)	1.0% – 1.0%	1.0%
			Revenue growth rate	14.1% – 14.1%	14.1%
			EBITDA multiple(b)	11.5x – 11.5x	11.5x
			Revenue multiple(b)	4.1x – 5.3x	4.7x
Total	$627,585,294

(a)	Used when market participant would take into account this premium or discount when pricing the investment.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	Weighted averages are calculated based on fair value of investments.
(d)	The Company generally uses prices provided by an independent pricing service which are non-binding indicative prices on or near the valuation date as the primary basis for the fair value determinations for quoted senior secured debt investments. Since these prices are non-binding, they may not be indicative of fair value. Each quoted price is evaluated by the Audit Committee in conjunction with additional information compiled by the Company, including financial performance, recent business developments and various other factors.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of September 30, 2014:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(c)
Senior secured debt	$299,333,407	Bond yield approach	Capital structure premium(a)	0.0% – 2.0%	0.3%
			Tranche specific risk premium/(discount)(a)	(3.0)% – 5.0%	(0.1)%
			Size premium(a)	0.0% – 1.5%	0.5%
			Industry premium/(discount)(a)	(0.7)% – 1.1%	0.3%
Common equity/warrants	667,990	Market and income approaches	Weighted average cost of capital	7.0% – 21.0%	17.5%
			Company specific risk premium(a)	4.0% – 5.0%	4.3%
			Revenue growth rate	11.7% – 41.9%	34.3%
			EBITDA multiple(b)	9.5x – 9.9x	9.6x
			Revenue multiple(b)	4.1x – 5.3x	4.7x
Total	$300,001,397

(a)	Used when market participant would take into account this premium or discount when pricing the investment.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	Weighted averages are calculated based on fair value of investments.

Under the bond yield approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt securities are capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount). Significant increases or decreases in any of those inputs in isolation may result in a significantly lower or higher fair value measurement, respectively.

Under the market and income approaches, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt or equity securities are the weighted average cost of capital, company specific risk premium, revenue growth rate, EBITDA multiple and revenue multiple. Significant increases or decreases in a portfolio company’s weighted average cost of capital or company specific risk premium in isolation may result in a significantly lower or higher fair value measurement, respectively. Significant increases or decreases in the revenue growth rate or valuation multiples in isolation may result in a significantly higher or lower fair value measurement, respectively.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of June 30, 2015, and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Citibank facility payable	$127,366,000	$127,366,000	$—	$—	$127,366,000
Notes payable	180,000,000	180,000,000	—	—	180,000,000
Total	$307,366,000	$307,366,000	$—	$—	$307,366,000

The carrying value of credit facility payable and notes payable approximates their fair values and are both included in Level 3 of the hierarchy.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

Off-Balance Sheet Arrangements

The Company’s off-balance sheet arrangements consisted of $81.6 million and $19.6 million of unfunded commitments to provide debt and equity financing to its portfolio companies as of June 30, 2015 and September 30, 2014, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Consolidated Statements of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and FSFR Glick JV subordinated notes and LLC equity interests) as of June 30, 2015 and September 30, 2014 is shown in the table below:

	June 30, 2015	September 30, 2014
FSFR Glick JV LLC	34,057,494	—
TIBCO Software, Inc.	5,300,000	—
Landslide Holdings, Inc.	5,000,000	5,000,000
Triple Point Group Holdings, Inc.	4,968,590	4,984,375
Executive Consulting Group, Inc.	4,800,000	—
All Web Leads, Inc.	4,090,954	—
BeyondTrust Software, Inc.	3,605,000	5,625,000
Motion Recruitment Partners LLC	2,900,000	—
Legalzoom.com, Inc.	2,607,018	—
Metamorph US 3, LLC	2,400,000	—
Idera, Inc.	2,400,000	—
PowerPlan, Inc.	2,100,000	—
Dynatect Group	1,800,000	—
My Alarm Center, LLC	1,744,727
Ameritox Ltd.	1,333,333
Teaching Strategies, LLC	1,200,000
TrialCard Incorporated	850,000	—
NextCare, Inc.	401,594	1,555,642
GTCR Valor Companies, Inc.	—	2,412,308
Total	$81,558,710	$19,577,325

Portfolio Composition

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	June 30, 2015		September 30, 2014
Cost:
Senior secured debt	$579,671,424	91.49%	$299,497,247	99.83%
Subordinated notes of FSFR Glick JV	48,098,255	7.59	—	—
LLC equity interests of FSFR Glick JV	5,344,251	0.84	—	—
Purchased equity	500,000	0.08	500,000	0.17
Total	$633,613,930	100.00%	$299,997,247	100.00%

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

	June 30, 2015		September 30, 2014
Fair Value:
Senior secured debt	$573,910,164	91.44%	$299,333,407	99.78%
Subordinated notes of FSFR Glick JV	48,055,018	7.66	—	—
LLC equity interests of FSFR Glick JV	4,815,778	0.77	—	—
Purchased equity	636,344	0.10	500,000	0.17
Equity grants	167,990	0.03	167,990	0.05
Total	$627,585,294	100.00%	$300,001,397	100.00%

The Company primarily invests in portfolio companies located in North America. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	June 30, 2015		September 30, 2014
Cost:
Northeast U.S.	$206,519,927	32.59%	$70,932,234	23.64%
West U.S.	133,150,755	21.01	103,814,102	34.61
Southwest U.S.	125,342,084	19.78	31,308,250	10.44
Midwest U.S.	83,279,623	13.14	32,871,451	10.96
Southeast U.S.	69,604,429	10.99	40,489,710	13.50
International	15,717,112	2.49	20,581,500	6.85
Total	$633,613,930	100.00%	$299,997,247	100.00%
Fair Value:
Northeast U.S.	$205,362,906	32.72%	$70,855,117	23.62%
West U.S.	131,475,326	20.95	103,704,012	34.57
Southwest U.S.	124,843,682	19.89	31,405,771	10.47
Midwest U.S.	80,684,162	12.86	32,989,244	11.00
Southeast U.S.	69,487,147	11.07	40,492,198	13.50
International	15,732,071	2.51	20,555,055	6.84
Total	$627,585,294	100.00%	$300,001,397	100.00%

The composition of the Company’s portfolio by industry at cost and fair values as of June 30, 2015 and September 30, 2014 were as follows:

	June 30, 2015		September 30, 2014
Cost:
Internet software & services	$137,479,280	21.70%	$27,062,048	9.02%
Healthcare services	80,385,109	12.69	38,272,049	12.76
Multi-sector holdings	53,442,506	8.43	—	—
Integrated telecommunication services	48,329,283	7.63	18,384,774	6.13
Advertising	41,167,907	6.50	10,800,723	3.60
Diversified support services	37,022,991	5.84	3,473,750	1.16
Application software	29,145,687	4.60	73,786,077	24.60
Specialized consumer services	28,866,543	4.56	3,192,000	1.06
Pharmaceuticals	24,100,000	3.80	9,925,000	3.31
Education services	23,669,031	3.74	9,354,343	3.12

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

	June 30, 2015		September 30, 2014
Data processing & outsourced services	$21,750,000	3.43%	$6,000,000	2.00%
Security & alarm services	19,252,892	3.04	—	—
Electronic equipment & instruments	13,860,000	2.19	—	—
Food retail	10,467,133	1.65	—	—
Research & consulting services	9,400,000	1.48	4,937,500	1.65
Diversified capital markets	8,832,256	1.39	5,447,487	1.81
IT consulting & other services	8,279,250	1.31	—	—
Construction & engineering	6,054,250	0.95	6,100,000	2.03
Wireless telecommunication services	5,799,164	0.92	2,992,500	1.00
Healthcare technology	4,925,000	0.78	7,962,500	2.65
Personal products	4,843,750	0.76	4,937,500	1.65
Oil & gas equipment & services	4,562,495	0.72	4,749,995	1.58
Computer hardware	4,194,444	0.66	4,604,167	1.53
Industrial machinery	3,980,000	0.63	—	—
Fertilizers & agricultural chemicals	3,804,959	0.60	3,955,000	1.32
Specialty chemicals	—	—	3,200,000	1.07
Casinos & gaming	—	—	13,300,000	4.43
Hotels, resorts & cruise lines	—	—	9,625,000	3.21
Healthcare equipment	—	—	8,900,000	2.97
Alternative carriers	—	—	4,987,500	1.66
Electrical components & equipment	—	—	4,975,000	1.66
Electronic components	—	—	4,588,500	1.53
Movies & entertainment	—	—	4,483,834	1.49
Total	$633,613,930	100.00%	$299,997,247	100.00%

	June 30, 2015		September 30, 2014
Fair Value:
Internet software & services	$134,387,736	21.41%	$27,082,827	9.03%
Healthcare services	78,325,703	12.48	38,192,786	12.73
Multi-sector holdings	52,870,796	8.42	—	—
Integrated telecommunication services	48,316,602	7.70	18,395,831	6.13
Specialized consumer services	28,829,766	4.59	3,193,060	1.06
Advertising	41,207,481	6.57	10,839,541	3.61
Diversified support services	36,864,273	5.87	3,461,756	1.15
Application software	29,315,348	4.67	73,759,754	24.59
Pharmaceuticals	24,284,023	3.87	9,887,945	3.30
Education services	23,282,188	3.71	9,376,798	3.13
Data processing & outsourced services	21,734,375	3.46	6,000,000	2.00
Security & alarm services	19,248,767	3.07	—	—
Electronic equipment & instruments	13,860,000	2.21	—	—
Food retail	10,476,313	1.67	—	—
Research & consulting services	9,410,750	1.50	4,941,631	1.65
Diversified capital markets	8,876,418	1.41	5,459,605	1.80
IT consulting & other services	8,302,556	1.32	—	—

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

	June 30, 2015		September 30, 2014
Construction & engineering	$5,990,876	0.96%	$6,100,000	2.03%
Wireless telecommunication services	5,813,387	0.93	2,965,368	0.99
Healthcare technology	4,943,469	0.79	8,011,422	2.67
Personal products	4,849,805	0.77	4,888,194	1.63
Oil & gas equipment & services	4,425,619	0.71	4,708,121	1.57
Computer hardware	4,185,699	0.67	4,605,770	1.54
Industrial machinery	3,968,873	0.63	—	—
Fertilizers & agricultural chemicals	3,814,471	0.61	4,039,398	1.35
Casinos & gaming	—	—	13,300,000	4.43
Hotels, resorts & cruise lines	—	—	9,592,523	3.20
Healthcare equipment	—	—	8,900,000	2.97
Alternative carriers	—	—	4,987,468	1.66
Electrical components & equipment	—	—	4,860,113	1.62
Movies & entertainment	—	—	4,640,481	1.55
Electronic components	—	—	4,611,005	1.54
Specialty chemicals	—	—	3,200,000	1.07
Total	$627,585,294	100.00%	$300,001,397	100.00%

The Company’s investments are generally in middle market companies in a variety of industries. At June 30, 2015, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. At September 30, 2014, the Company had no single investment that represented greater than 25% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the three and nine months ended June 30, 2015, no individual investment produced income that exceeded 10% of total investment income. For the three and nine months ended June 30, 2014, no individual investment produced income that exceeded 10% of total investment income.

FSFR Glick JV LLC

In October 2014, the Company entered into an LLC agreement with GF Equity Funding 2014 LLC (“GF Equity Funding”) to form FSFR Glick JV LLC (“FSFR Glick JV”). On April 21, 2015, FSFR Glick JV began investing primarily in senior secured loans of middle market companies. The Company co-invests in these securities with GF Equity Funding through its investment in FSFR Glick JV. FSFR Glick JV is managed by a four person Board of Directors, two of whom are selected by the Company and two of whom are selected by GF Equity Funding. FSFR Glick JV is capitalized as transactions are completed, and portfolio decisions and investment decisions in respect of the FSFR Glick JV must be approved by an investment committee of the FSFR Glick JV consisting of one representative of the Company and one representative of GF Equity Funding (with approval of each required). The members provide capital to the FSFR Glick JV in exchange for LLC equity interests, and the Company and GF Debt Funding 2014 LLC, an entity advised by affiliates of GF Equity Funding (“GF Debt Funding”), provide capital to the FSFR Glick JV in exchange for subordinated notes (the “Subordinated Notes”). As of June 30, 2015, the Company and GF Equity Funding owned 87.5% and 12.5%, respectively, of the outstanding LLC equity interests and the Company and GF Debt Funding owned 87.5% and 12.5%, respectively, of the Subordinated Notes.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

The Company has determined that FSFR Glick JV is an investment company under ASC 946; however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its noncontrolling interest in FSFR Glick JV.

As of June 30, 2015, FSFR Glick JV had total assets of $147.6 million. The Company’s investment in FSFR Glick JV consisted of LLC equity interests of $4.8 million and Subordinated Notes of $48.1 million, at fair value as of June 30, 2015. The Subordinated Notes are junior in right of payment to the repayment of temporary contributions made by the Company to fund investments of FSFR Glick JV. FSFR Glick JV’s portfolio consisted of middle market and other corporate debt securities of 20 “eligible portfolio companies” (as defined in the Section 2(a)(46) of the 1940 Act) as of June 30, 2015. As of June 30, 2015, the largest investment in a single company in FSFR Glick JV’s portfolio at fair value was $14.6 million, and the five largest investments in portfolio companies in FSFR Glick JV totaled $57.7 million at fair value. The portfolio companies in FSFR Glick JV are in industries similar to those in which the Company may invest directly.

As of June 30, 2015, FSFR Glick JV had available capital of $100.0 million, $87.5 million of which was from the Company and the remaining $12.5 million from GF Equity Funding. Approximately $61.1 million in aggregate principal amount was funded as of June 30, 2015, relating to these commitments, of which $53.4 million was from the Company. As of June 30, 2015, the Company had commitments to fund Subordinated Notes to FSFR Glick JV of $78.8 million, of which $30.7 million was unfunded. As of June 30, 2015, the Company had commitments to fund LLC equity interests in FSFR Glick JV of $8.8 million, of which $3.4 million was unfunded. Additionally, FSFR Glick JV has a senior revolving credit facility with Credit Suisse AG, Cayman Island Branch (“Credit Suisse facility”) with a stated maturity date of April 17, 2023, which permitted up to $200.0 million of borrowings as of June 30, 2015. Borrowings under the Credit Suisse facility are secured by all of the assets of FSFR Glick JV and all of the equity interests in FSFR Glick JV and bore interest at a rate equal to the 3-month LIBOR plus 2.5% per annum with no LIBOR floor as of June 30, 2015. Under the Credit Suisse facility, $73.3 million of borrowings were outstanding as of June 30, 2015.

Below is a summary of FSFR Glick JV’s portfolio, followed by a listing of the individual loans in FSFR Glick JV’s portfolio as of June 30, 2015:

June 30, 2015
Senior secured loans(1)	$135,639,634
Weighted average current interest rate on senior secured loans(2)	7.19%
Number of borrowers in FSFR Glick JV	20
Largest loan to a single borrower(1)	$14,599,642
Total of five largest loans to borrowers(1)	$57,697,320

(1)	At fair value.
(2)	Computed as the (a) annual interest on accruing senior secured loans divided by (b) total senior secured loans at fair value.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

FSFR Glick JV Loan Portfolio as of June 30, 2015

Portfolio Company	Business Description	Investment Type	Maturity Date	Stated Interest Rate(1)	Principal	Fair Value(2)
Accruent, LLC(3)	Internet software & services	First Lien Term Loan	11/25/2019	LIBOR +6.25% (1% floor) cash	$14,815,251	$14,599,642
Ameritox Ltd.(3)	Healthcare services	First Lien Term Loan	6/23/2019	LIBOR+7.5% (1% floor) cash	7,844,104	7,757,279
Answers Corporation (3)	Internet software & services	First Lien Term Loan	10/1/2021	LIBOR+5.25% (1% floor) cash	7,979,950	6,876,044
Beyond Trust Software, Inc.(3)	Application software	First Lien Term Loan	9/25/2019	LIBOR+7% (1% floor) cash	13,700,293	13,574,541
Compuware Corporation(3)	Internet software & services	First Lien Term Loan B1	12/15/2019	LIBOR+5.25% (1% floor) cash	7,898,734	7,790,127
Idera, Inc.(3)	Internet software & services	First Lien Term Loan	11/5/2020	LIBOR+5.5% (0.5% floor) cash	3,180,000	3,154,108
Metamorph US 3, LLC(3)	Internet software & services	First Lien Term Loan	12/1/2020	LIBOR+5.5% (1% floor) cash	8,451,509	8,330,359
Motion Recruitment Partners LLC(3)	Diversified support services	First Lien Term Loan	2/13/2020	LIBOR+6% (1% floor) cash	9,812,500	9,700,130
NAVEX Global, Inc. (3)	Internet software & services	First Lien Term Loan	11/19/2021	LIBOR+4.75% (1% floor) cash	2,441,577	2,435,473
Teaching Strategies, LLC(3)	Education services	First Lien Term Loan	10/1/2019	LIBOR+5.5% (0.5% floor) cash	2,809,106	2,793,367
Teaching Strategies, LLC	Education services	First Lien Delayed Draw Term Loan	10/1/2019	LIBOR+5.5% (0.5% floor) cash	7,065,000	7,054,640
Trialcard Incorporated(3)	Healthcare services	First Lien Term Loan	12/31/2019	LIBOR+5.25% (1% floor) cash	7,844,098	7,770,446
Air Newco LLC	IT consulting & other services	First Lien Term Loan B	1/31/2022	LIBOR+5.5% (1% floor) cash	5,985,000	5,992,481
Fineline Technologies, Inc. (3)	Electronic equipment & instruments	First Lien Term Loan	2/25/2022	LIBOR+5% (1% floor) cash	8,910,000	8,910,000
LegalZoom.com, Inc. (3)	Specialized consumer services	First Lien Term Loan	5/13/2020	LIBOR+7% (1% floor) cash	9,975,000	9,975,000
GK Holdings, Inc.	IT consulting & other services	First Lien Term Loan	1/30/2021	LIBOR+5.5% (1% floor) cash	3,482,500	3,482,500
Vitera Healthcare Solutions, LLC	Healthcare technology	Second Lien Term Loan	11/4/2021	LIBOR+8.25% (1% floor) cash	3,000,000	2,955,000
TIBCO Software, Inc.(3)	Internet software & services	First Lien Term Loan	12/4/2020	LIBOR+5.5% (1% floor) cash	2,334,150	2,337,068
CM Delaware LLC	Advertising	First Lien Term Loan	3/18/2021	LIBOR+4.5% (1% floor) cash	2,172,500	2,169,795
New Trident Holdcorp, Inc.(3)	Healthcare services	First Lien Term Loan B	7/31/2019	LIBOR+5.25% (1.25% floor) cash	2,070,296	2,011,634
Central Security Group, Inc.(3)	Specialized consumer services	First Lien Term Loan	11/6/2020	LIBOR+5.25% (1% floor) cash	5,984,962	5,970,000
Total Portfolio Investments					137,756,530	135,639,634

(1)	Represents the current interest rate as of June 30, 2015. All interest rates are payable in cash, unless otherwise noted.
(2)	Represents the fair value determined utilizing a similar process as the Company in accordance with ASC 820. However, the determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.
(3)	This investment is held by both the Company and FSFR Glick JV at June 30, 2015.

The amortized cost and fair value of the Subordinated Notes held by the Company was $48.1 million as of June 30, 2015. The Subordinated Notes pay a weighted average interest rate of LIBOR plus 8.0% per annum and also entitle the holders thereof to receive a portion of the excess cash flow from the investment portfolio, which may result in a return greater than the contractual coupon. For the three months ended

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

June 30, 2015, the Company earned interest income of $0.8 million on its investment in the Subordinated Notes. The cost and fair value of the LLC equity interests held by the Company was $5.3 million and $4.8 million, respectively, as of June 30, 2015. The Company earned dividend income of $0.1 million for the three months ended June 30, 2015 with respect to its LLC equity interests. The LLC equity interests are dividend producing to the extent there is residual income to be distributed on a quarterly basis.

Below is certain summarized financial information for FSFR Glick JV as of June 30, 2015 and for the three months ended June 30, 2015:

June 30, 2015
Selected Balance Sheet Information:
Investments in loans at fair value (cost $136,276,423)	$135,639,634
Cash and cash equivalents	1,140,556
Restricted cash	8,148,007
Other assets	2,658,786
Total assets	$147,586,983
Senior credit facility payable	$73,257,636
Payables from unsettled transactions	12,531,987
Subordinated notes payable at fair value (proceeds $54,969,435)	54,920,021
Other liabilities	1,382,772
Total liabilities	$142,092,416
Members’ equity	5,494,567
Total liabilities and members’ equity	$147,586,983

Three months ended June 30, 2015
Selected Statement of Operations Information:
Interest income	$1,427,775
Total investment income	1,427,775
Interest expense	1,344,369
Other expenses	24,179
Total expenses(1)	1,368,548
Net unrealized depreciation on investments and subordinated notes payable	(587,375)
Net loss	$(528,148)

(1)	There are no management fees or incentive fees charged at FSFR Glick JV.

FSFR Glick JV has elected to fair value the Subordinated Notes issued to the Company and GF Debt Funding under ASC 825. The Subordinated Notes are valued by calculating the net present value of the future expected cash flow streams using an appropriate risk-adjusted discount rate model.

During the three months ended June 30, 2015, the Company sold $136.9 million of senior secured debt investments at fair value to FSFR Glick JV in exchange for $83.5 million cash consideration, $48.1 million of subordinated notes in FSFR Glick JV and $5.3 million of LLC equity interests in FSFR Glick JV. The Company recognized a $1.6 million realized loss on these transactions.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 4. Fee Income

The Company receives a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayment fees, which are classified as fee income and recognized as they are earned.

Note 5. Share Data

On July 17, 2013, the Company completed an initial public offering of 6,666,668 shares of its common stock at the public offering price of $15.00 per share. The proceeds of its initial public offering totaled $100.0 million and all offering costs were borne by the Company’s Investment Adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses.

On August 19, 2014, the Company completed a follow-on public offering of 22,800,000 shares of its common stock at the public offering price of $12.91. The net proceeds totaled $276.2 million after deducting underwriting commissions of $17.7 million and offering costs of $0.5 million.

The following sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the three and nine months ended June 30, 2015 and June 30, 2014:

	Three months ended June 30, 2015	Three months ended June 30, 2014	Nine months ended June 30, 2015	Nine months ended June 30, 2014
Earnings per common share – basic and diluted:
Net increase in net assets resulting from operations	$2,140,840	$1,792,793	$14,160,457	$4,728,411
Weighted average common shares outstanding	29,466,768	6,666,768	29,466,768	6,666,768
Earnings per common share – basic and diluted	$0.07	$0.27	$0.48	$0.71

The Company’s Board of Directors has declared the following distributions, including shares issued under the Company’s dividend reinvestment plan (“DRIP”), from inception to June 30, 2015:

Date Declared	Record Date	Payment Date	Amount per Share	Total Distribution	DRIP Shares Issued(1)	DRIP Shares Value
October 8, 2013	October 21, 2013	October 31, 2013	$0.01	$66,668	—	$—
October 8, 2013	December 16, 2013	January 31, 2014	0.20	1,333,354	606	8,288
January 3, 2014	March 31, 2014	April 15, 2014	0.23	1,533,357	469	6,734
February 11, 2014	June 30, 2014	July 15, 2014	0.27	1,800,027	1,279	17,924
May 12, 2014	September 15, 2014	October 15, 2014	0.30	8,840,030	17,127	191,093
September 9, 2014	December 15, 2014	January 15, 2015	0.30	8,840,030	23,183	242,678
November 20, 2014	April 2, 2015	April 15, 2015	0.30	8,840,030	28,296	307,794
February 4, 2015	May 1, 2015	May 15, 2015	0.10	2,946,677	5,045	50,830
February 4, 2015	June 1, 2015	June 15, 2015	0.10	2,946,677	5,296	53,237
February 4, 2015	July 1, 2015	July 15, 2015	0.10	2,946,677	14,572	137,464
February 4, 2015	August 3, 2015	August 17, 2015	0.10

(1)	Shares were purchased on the open market and distributed.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 6. Borrowings

Natixis Facility

On November 1, 2013, FS Senior Funding LLC, the Company’s wholly-owned, special purpose financing subsidiary, entered into a $100 million revolving credit facility (the “Natixis facility”) with the lenders referred to therein, Natixis, New York Branch, as administrative agent, and U.S. Bank National Association, as collateral agent and custodian.

Borrowings under the Natixis facility were subject to certain customary advance rates and accrued interest at a rate equal to either the applicable commercial paper rate (subject to an overall cap) plus 1.90% in the case of a lender that is a commercial paper conduit or otherwise the three-month LIBOR plus 2.00% per annum. In addition, there was a commitment fee payable on the undrawn amount under the credit facility equal to 1.00% (or 0.50% for the first six months after the closing date) of such undrawn amount. Interest and commitment fees were payable quarterly in arrears. The reinvestment period under the credit facility ended 18 months after the closing date and the credit facility was scheduled to mature on November 1, 2021.

On October 16, 2014, the Company entered into agreements to expand the Natixis facility from $100 million to $200 million, including a $100 million term loan and a $100 million revolving credit facility. Fifth Third Bank (“Fifth Third”) also joined the facility as a term loan lender. The $50 million term loan provided by Fifth Third was priced at LIBOR plus 2% per annum, and the $100 million revolving credit facility and $50 million term loan provided by Natixis, New York Branch, were priced at the applicable commercial paper rate plus 1.9% per annum. The facility maturity date remained unchanged.

Borrowings under the Natixis facility were secured by all of the assets of FS Senior Funding LLC and all of the Company’s equity interest in FS Senior Funding LLC. The Company used the Natixis facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the Natixis facility was subject to the satisfaction of certain conditions. The Company’s borrowings under the Natixis facility bore interest at a weighted average interest rate of 2.247% and 2.205% for the nine months ended June 30, 2015 and June 30, 2014, respectively. For the three and nine months ended June 30, 2015, the Company recorded interest expense of $2.7 million and $4.8 million, respectively, related to the Natixis facility. For the three and nine months ended June 30, 2014, the Company recorded interest expense of $0.5 million and $1.1 million, respectively, related to the Natixis facility.

On May 28, 2015, the Company completed a $309.0 million debt securitization transaction (the “2015 Debt Securitization”), the proceeds of which were used to repay the entire amount outstanding under the Natixis facility. In connection therewith, the Amended and Restated Loan and Servicing Agreement and other related documents governing the Natixis facility were also terminated. As such, the Company has no borrowings outstanding or capacity available under the Natixis facility as of June 30, 2015. Upon termination of the Natixis facility, the Company accelerated the $2.1 million remaining unamortized fee balance into interest expense during the three months ended June 30, 2015.

Citibank Facility

On January 15, 2015, FS Senior Funding II LLC, the Company’s wholly-owned, special purpose financing subsidiary, entered into a $175 million revolving credit facility (the “Citibank facility”) with the lenders referred to therein, Citibank, N.A., as administrative agent, and Wells Fargo Bank, N. A., as collateral agent and custodian.

Borrowings under the Citibank facility are subject to certain customary advance rates and accrue interest at a rate equal to LIBOR plus 2.00% per annum on broadly syndicated loans and LIBOR plus 2.25% per annum on all other eligible loans during the reinvestment period. In addition, there is a commitment fee payable on the undrawn amount under the credit facility of either 0.50% per annum on the unused amount of the credit facility (if the advances outstanding on the credit facility exceed 50% of the aggregate commitments by lenders to make advances on such day) or 0.75% per annum on the unused amount of the credit facility (if the advances outstanding on the credit facility do not exceed 50% of the aggregate commitments by lenders to

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 6. Borrowings  – (continued)

make advances on such day) for the duration of the reinvestment period. Interest and commitment fees are payable quarterly in arrears. The reinvestment period under the credit facility ends three years after the closing date and the credit facility will mature on January 15, 2020.

As of June 30, 2015, the Company had $127.4 million outstanding under the Citibank facility. Borrowings under the Citibank facility are secured by all of the assets of FS Senior Funding II LLC and all of the Company’s equity interests in FS Senior Funding II LLC. The Company may use the Citibank facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the Citibank facility is subject to the satisfaction of certain conditions. The Company’s borrowings under the Citibank facility bore interest at a weighted average interest rate of 2.809% for the nine months ended June 30, 2015. For the three and nine months ended June 30, 2015, the Company recorded interest expense of $1.0 million and $1.5 million, respectively, related to the Citibank facility.

Debt Securitization

On May 28, 2015, the Company completed its $309.0 million 2015 Debt Securitization consisting of $222.6 million in senior secured notes (“2015 Notes”) and $86.4 million of unsecured subordinated notes (“2015 Subordinated Notes”). The notes offered in the 2015 Debt Securitization were issued by FS Senior Funding Ltd. (the “2015 Issuer”), a wholly-owned subsidiary of the Company, through a private placement. The 2015 Notes are secured by the assets held by the 2015 Issuer. The 2015 Debt Securitization consists of $126.0 million Class A-T Senior Secured 2015 Notes of the 2015 Issuer which bear interest at three-month LIBOR plus 1.80% per annum; $29.0 million Class A-S Senior Secured Notes of the 2015 Issuer which bear interest at a rate of three-month LIBOR plus 1.55% per annum, with a step-up in spread to 2.10% to occur in October 2016; $20.0 million Class A-R Senior Secured Revolving Notes of the 2015 Issuer which bear interest at a rate of Commercial Paper plus 1.80% per annum, collectively, the “Class A Notes,”; and $25.0 million Class B Senior Secured Notes of the 2015 Issuer which bear interest at a rate of three-month LIBOR plus 2.65% per annum. In partial consideration for the loans transferred to the 2015 Issuer as part of the 2015 Debt Securitization, the Company currently retains the entire $22.6 million of the Class C Senior Secured Notes (which the Company purchased at 98.0%) and the entire $86.4 million of the 2015 Subordinated Notes. The Class A Notes and Class B Notes are included in the Company’s June 30, 2015 Consolidated Statements of Assets and Liabilities as notes payable. As of June 30, 2015, the Class C Notes and the 2015 Subordinated Notes were eliminated in consolidation.

The proceeds of the private placement of the 2015 Notes, net of expenses, were used to repay the entire amount outstanding under the Natixis Facility. As part of the 2015 Debt Securitization, FS Senior Funding LLC, the borrower under the Natixis Facility, merged with and into 2015 Issuer, with the 2015 Issuer remaining as the surviving entity. Upon completion of the 2015 Debt Securitization, the Company’s Natixis credit facility was paid off and terminated.

The Company serves as collateral manager to the 2015 Issuer under a collateral management agreement. The Company is entitled to a fee for its services as collateral manager. The collateral management fee is eliminated in consolidation. The Company has retained Fifth Street Management LLC, the Company’s Investment Adviser, to furnish collateral management sub-advisory services to the Company pursuant to a sub-collateral management agreement. Fifth Street Management LLC intends to waive its right to such sub-collateral management fees in respect of the 2015 Debt Securitization.

The collateral management agreement does not include any incentive fee payable to the Company as collateral manager or payable to Fifth Street Management LLC as sub-advisor under the sub-collateral management agreement.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 6. Borrowings  – (continued)

Through May 28, 2019, all principal collections received on the underlying collateral may be used by the 2015 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as sub-collateral manager of the 2015 Issuer and in accordance with the Company’s investment strategy. All note classes are scheduled to mature on May 28, 2025.

As of June 30, 2015, there were 48 investments in portfolio companies with a total fair value of $275.2 million, securing the 2015 Notes of the 2015 Issuer. The pool of loans in the 2015 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

The aggregate accrued interest payable on the 2015 Notes at June 30, 2015 was approximately $0.4 million. Deferred debt issuance costs consist of fees and expenses incurred in connection with debt offerings. As of June 30, 2015, the Company had a deferred debt issuance costs balance of approximately $2.9 million associated with the 2015 Debt Securitization.

For the three months ended June 30, 2015, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the 2015 Debt Securitization were as follows:

FS Senior Funding Ltd.	For the three months ended June 30, 2015
Interest expense	$397,725
Amortization of debt issuance costs	48,351
Total interest and other debt financing expenses	$446,076
Cash paid for interest expense	$—
Annualized average interest rate	2.44%
Average outstanding balance	$64,565,217

The classes, interest rates, spread over LIBOR, cash paid for interest and interest expense of each of the Class A-T, A-S, A-R, B and C notes for the three months ended June 30, 2015 is as follows:

	Stated Interest Rate	LIBOR Spread (basis points)		Three Months Ended June 30, 2015
FS Senior Funding Ltd.				Cash Paid for Interest	Interest Expense
Class A-T Notes	2.15394%	180		$—	$256,319
Class A-S Notes	1.90394%	155	(1)	—	52,147
Class A-R Notes	2.15394%	180	(2)	—	18,333
Class B Notes	3.00394%	265		—	70,926
Class C Notes	3.60394%	325	(3)	—	—
Total				$—	$397,725

(1)	Step-up in spread to occur in October 2016.
(2)	1.0% undrawn fee. Class A-R Notes were fully undrawn during the period ending June 30, 2015.
(3)	The Company holds all Class C Notes outstanding and thus has not recorded any related interest expense.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 6. Borrowings  – (continued)

The classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A, B, C and Subordinated Notes are as follows:

Description	Class A-T Notes	Class A-S Notes	Class A-R Notes***	Class B Notes	Class C Notes	Subordinated Notes
Type	Senior Secured Floating Rate Term Debt	Senior Secured Floating Rate Term Debt	Senior Secured Floating Rate Revolver	Senior Secured Floating Rate Term Debt	Senior Secured Floating Rate Term Debt	Subordinated Term Notes
Amount Outstanding	$126,000,000	$29,000,000	$20,000,000	$25,000,000	$22,575,680	$86,400,000
Moody’s Rating	“Aaa”	“Aaa”	“Aaa”	“Aa2”	“Aa2”	NR
S&P Rating	“AAA”	“AAA”	“AAA”	NR	NR	NR
Interest Rate	LIBOR + 1.80%	LIBOR + 1.55%*	LIBOR + 1.80%**	LIBOR + 2.65%	LIBOR + 3.25%	NA
Stated Maturity	May 28, 2025	May 28, 2025	May 28, 2025	May 28, 2025	May 28, 2025	May 28, 2025

*	Spread to step-up to 2.10% in October 2016.
**	Carries a 1.0% undrawn fee.
***	Class A-R Notes were fully undrawn during the period ended June 30, 2015.

The proceeds of the private placement of the Class A Notes and the Class B Notes of the 2015 Securitization Issuer, net of discount and debt issuance costs, may be used to fund a portion of the 2015 Issuer’s loan origination activities and for general corporate purposes. The creditors of the 2015 Issuer have received security interests in the assets owned by the 2015 Issuer and such assets are not intended to be available to the Creditors of the Company (or any other affiliate of the Company). As part of the 2015 Debt Securitization, the Company entered into master loan sale agreements under which the Company agreed to directly or indirectly sell or contribute certain senior secured debt investments (or participation interests therein) to the 2015 Issuer, and to purchase or otherwise acquire the 2015 Subordinated Notes of the 2015 Issuer, as applicable. The 2015 Notes (other than the Class C Notes) are the secured obligations of the 2015 Issuer and indentures governing the 2015 Notes include customary covenants and events of default.

Note 7. Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions of income from portfolio companies are generally recorded as dividend income on the ex-dividend date.

As of June 30, 2015, September 30, 2014 and June 30, 2014, there were no investments on which the Company had stopped accruing interest or OID income. For the three and nine months ended June 30, 2015 and June 30, 2014, there were no income non-accrual amounts.

Note 8. Taxable/Distributable Income and Dividend Distributions

Taxable income may differ from net increase (decrease) in net assets resulting from operations primarily due to unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8. Taxable/Distributable Income and Dividend Distributions  – (continued)

Listed below is a reconciliation of net increase in net assets resulting from operations to taxable income for the three and nine months ended June 30, 2015 and June 30, 2014:

	Three months ended June 30, 2015	Nine months ended June 30, 2015
Net increase in net assets resulting from operations	$2,140,840	$14,160,457
Net unrealized depreciation on investments	2,481,571	6,032,786
Book/tax difference due to deferred loan fees	(152,076)	(69,914)
Book/tax difference due to capital losses not recognized	1,716,501	3,272,536
Other book/tax differences	(74,375)	(74,375)
Taxable/Distributable Income(1)	$6,112,461	$23,321,490

(1)	The Company’s taxable income for the three and nine months ended June 30, 2015 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ending September 30, 2015. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2014, the components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income, net (RIC status)	$—
Realized capital gains (losses)	—
Unrealized gains, net	4,150

The effect of the permanent book/tax reclassifications during the fiscal year ended September 30, 2014 resulted in increase/(decrease) to the components of net assets on the Consolidated Statements of Assets and Liabilities as of September 30, 2014 as follows:

Undistributed Net Investment Income	$2,056,904
Accumulated Net Realized Gain/(Loss) on Investments	(269,981)
Paid-In Capital	(1,786,923)

For financial reporting purposes, capital accounts have been adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of prepayment fees, nondeductible excise taxes paid, reclassification of distributions paid and return of capital distributions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company is permitted to carry forward any net capital losses, if any, incurred in taxable years beginning after the date of enactment for an unlimited period.

Distributions to stockholders are recorded on the ex-dividend date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8. Taxable/Distributable Income and Dividend Distributions  – (continued)

For income tax purposes, the Company estimates that its distributions for the calendar year will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year. To the extent that the Company’s taxable earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

As a RIC, the Company is also subject to a U.S. federal excise tax based on distributive requirements of its taxable income on a calendar year basis. The Company incurred a de minimis U.S. federal excise tax for calendar year 2013. The Company does not expect to incur a U.S. federal excise tax for calendar year 2014.

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Net unrealized appreciation or depreciation reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the nine months ended June 30, 2015, the Company recorded investment realization events, including the following:

•	In October 2014, the Company received a cash payment of $6.8 million from Answers Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In December 2014, the Company received a cash payment of $4.9 million from Survey Sampling International, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In April 2015, the Company received a cash payment of $9.4 million from Travel Leaders Group, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In April 2015, the Company received a cash payment of $11.2 million from IPC Systems, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In April 2015, the Company received a cash payment of $2.5 million from Symphony Teleca Services, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction; and
•	In May 2015, the Company received a cash payment of $4.1 million from GOBP Holdings, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	During the nine months ended June 30, 2015, the Company received cash payments of $451.4 million in connection with full or partial sales of debt investments in the open market and recorded a net realized loss of $3.3 million.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

During the nine months ended June 30, 2014, the Company received cash payments of $103.2 million in connection with full or partial sales of debt investments in the open market and recorded a net realized gain of $0.2 million.

During the three and nine months ended June 30, 2015, the Company recorded $2.5 million and $6.0 million, respectively, of net unrealized depreciation on its investments. During the three and nine months ended June 30, 2014, the Company recorded $13,387 and $0.6 million, respectively, of net unrealized depreciation on its debt investments. For the three months ended June 30, 2015, the Company’s net unrealized depreciation consisted of $412,505 of net unrealized depreciation on equity investments, $1,976,793 of net unrealized depreciation on debt investments and $92,273 of net reclassifications to realized gains on debt and equity investments (resulting in unrealized depreciation). For the nine months ended June 30, 2015, the Company’s net unrealized depreciation consisted of $5,929,543 of net unrealized depreciation on debt investments, and $392,129 of net unrealized depreciation on equity investments, offset by $288,886 of net reclassifications to realized loss on debt and equity investments (resulting in unrealized appreciation).

For the three months ended June 30, 2014, the Company’s net unrealized depreciation consisted of $57,640 of net unrealized depreciation on debt investments offset by $44,255 of net reclassifications to realized losses on debt investments (resulting in unrealized appreciation). For the nine months ended June 30, 2014, the Company’s net unrealized depreciation consisted of $666,422 of net unrealized depreciation on debt investments offset by $39,653 of net reclassifications to realized losses on debt investments (resulting in unrealized appreciation).

Note 10. Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11. Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components — a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 1% of the Company’s gross assets (i.e., total assets held before deduction of any liabilities), which includes any investments acquired with the use of leverage and excludes any cash, cash equivalents and restricted cash. The base management fee is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed quarters. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated.

For the three and nine months ended June 30, 2015, base management fees were $1.6 million and $4.3 million, respectively. For the three and nine months ended June 30, 2014, base management fees were $0.5 million and $1.1 million, respectively. At June 30, 2015 and September 30, 2014, respectively, the Company had liabilities on its Consolidated Statements of Assets and Liabilities in the amount of $1.6 million and $0.5 million, reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part (“Part I Incentive Fee” or “income incentive fee”) is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 11. Related Party Transactions  – (continued)

purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement, and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 1.5% per quarter (6% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 1% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.5% (the “preferred return” or “hurdle”);
•	50% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

For the three and nine months ended June 30, 2015, the Part I incentive fee was $0.8 million and $4.6 million, respectively, and for the three and nine months ended June 30, 2014, the Part I incentive fee was $0.3 million and $0.6 million, respectively. At June 30, 2015, the Company had a liability on its Consolidated Statements of Assets and Liabilities in the amount of $0.8 million, reflecting the unpaid portion of the Part I incentive fee payable to the Investment Adviser.

The second part (“Part II incentive fee” or “capital gain incentive fee”) of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

In accordance with GAAP, the Company had cumulatively accrued a Part II incentive fee as September 30, 2014 of $54,826 which was reversed due to unrealized losses on the investment portfolio during the nine months ended June 30, 2015. For the three and nine months ended June 30, 2014, there was

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 11. Related Party Transactions  – (continued)

no Part II incentive fee to the investment adviser. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Part II incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Part II incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of June 30, 2015, the Company has not paid any Part II incentive fees since inception. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior periods or a reversal of previously recorded expense if such cumulative amount is less than in the prior periods. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

On January 1, 2015, the Company entered into an administration agreement with its administrator, FSC CT LLC (“FSC CT”), under substantially similar terms as its prior administration agreement with FSC CT, Inc. Under the administration agreement with FSC CT, administrative services are provided to the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC CT also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC CT assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company provides reimbursement for the allocable portion of overhead and other expenses incurred in connection with payments of rent at market rates and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost with no profit to, or markup by, FSC CT. FSC CT may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 11. Related Party Transactions  – (continued)

For the three and nine months ended June 30, 2015, the Company accrued administrative expenses of $0.2 million and $0.8 million, respectively. For the three and nine months ended June 30, 2014, the Company accrued administrative expenses of $0.2 million and $0.5 million, respectively. At both June 30, 2015 and September 30, 2014, $0.2 million was included in Due to FSC CT in the Consolidated Statements of Assets and Liabilities.

Note 12. Financial Highlights

	Three months ended June 30, 2015	Three months ended June 30, 2014	Nine months ended June 30, 2015	Nine months ended June 30, 2014
Net asset value at beginning of period	$12.46	$15.13	$12.65	$15.13
Net investment income(5)	0.22	0.28	0.80	0.77
Net unrealized depreciation on investments(5)	(0.08)	—	(0.20)	(0.09)
Net realized gain (loss) on investments(5)	(0.07)	(0.01)	(0.12)	0.03
Distributions to stockholders(5)	(0.30)	(0.27)	(0.90)	(0.71)
Net asset value at end of period	$12.23	$15.13	$12.23	$15.13
Per share market value at beginning of period	$10.63	$14.38	$11.82	$13.54
Per share market value at end of period	$9.22	$14.03	$9.22	$14.03
Total return(1)	(9.09)%	(0.87)%	(13.64)%	6.90%
Common shares outstanding at beginning of period	29,466,768	6,666,768	29,466,768	6,666,768
Common shares outstanding at end of period	29,466,768	6,666,768	29,466,768	6,666,768
Net assets at beginning of period	$367,026,481	$100,845,119	$372,686,925	$100,842,878
Net assets at end of period	$360,327,291	$100,837,884	$360,327,291	$100,837,884
Average net assets(2)	$366,133,419	$101,751,366	$370,852,788	$101,249.285
Ratio of net investment income to average net assets(3)	6.94%	7.34%	8.46%	6.81%
Ratio of total expenses to average net assets(3)	8.07%	7.82%	6.49%	5.81%
Ratio of portfolio turnover to average investments at fair value	5.65%	34.79%	15.73%	89.34%
Weighted average outstanding debt(4)	$287,795,516	$85,205,390	$219,225,181	$50,475,640
Average debt per share(5)	$9.77	$12.78	$7.44	$7.59

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s DRIP. Total return is not annualized during interim periods.
(2)	Calculated based upon the weighted average net assets for the period.
(3)	Interim periods are annualized.
(4)	Calculated based upon the weighted average of loans payable for the period.
(5)	Calculated based upon weighted average shares outstanding for the period.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 13. Subsequent Events

The Company’s management evaluates subsequent events through the date of issuance of the Consolidated Financial Statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the Consolidated Financial Statements as of and for the nine months ended June 30, 2015.

Fifth Street Senior Floating Rate Corp.

Schedule of Investments in and Advances to Affiliates
Nine months ended June 30, 2015

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2014	Gross Additions(3)	Gross Reductions(4)	Fair Value at June 30, 2015
Control Investments
FSFR Glick JV LLC
Subordinated Note, LIBOR+8% cash due 10/20/2021	$754,216	$—	$48,098,255	$(43,237)	$48,055,018
87.5% equity interest(5)	74,375	—	5,344,251	(528,473)	4,815,778
Total Control Investments	$828,591	$—	$53,442,506	$(571,710)	$52,870,796

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Company’s Consolidated Schedules of Investments.
(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Affiliate categories.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.
(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.
(5)	Together with GF Equity Funding, the Company co-invests through FSFR Glick JV. FSFR Glick JV is capitalized as transactions are completed and all portfolio and investment decisions in respect to FSFR Glick JV must be approved by the FSFR Glick JV investment committee consisting of representatives of the Company and GF Equity Funding (with approval from a representative of each required).

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Fifth Street Senior Floating Rate Corp.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets and cash flows, present fairly, in all material respects, the financial position of Fifth Street Senior Floating Rate Corp. and its subsidiary (the “Company”) at September 30, 2014 and September 30, 2013, and the results of their operations, the changes in their net assets and their cash flows for the year ended September 30, 2014 and for the period from June 29, 2013 (commencement of operations) to September 30, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where replies had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

New York, New York
December 9, 2014

Fifth Street Senior Floating Rate Corp.

Consolidated Statements of Assets and Liabilities

	September 30, 2014	September 30, 2013
ASSETS
Investments at fair value:
Non-control/Non-affiliate investments (cost September 30, 2014: $299,997,247; cost September 30, 2013: $48,653,617)	$300,001,397	$48,653,617
Total investments at fair value (cost September 30, 2014: $299,997,247; cost September 30, 2013: $48,653,617)	300,001,397	48,653,617
Cash and cash equivalents	107,429,760	52,346,831
Restricted cash	2,127,405	—
Interest and fees receivable	1,120,010	394,023
Due from portfolio companies	200,840	8,333
Deferred financing costs	1,625,932	—
Other assets	—	47,240
Total assets	$412,505,344	$101,450,044
LIABILITIES AND NET ASSETS
Liabilities:
Accounts payable, accrued expenses and other liabilities	$1,213,683	$484,066
Base management fee payable	475,437	61,379
Part I incentive fee payable	926,180	—
Part II incentive fee payable	54,826	—
Due to FSC CT	239,617	61,721
Interest payable	205,646	—
Dividend payable	8,840,030	—
Payables from unsettled transactions	27,863,000	—
Total liabilities	39,818,419	607,166
Commitments and contingencies (Note 3)
Net assets:
Common stock, $0.01 par value, 150,000,000 shares authorized, 29,466,768 and 6,666,768 shares issued and outstanding at September 30, 2014 and September 30, 2013, respectively	294,668	66,668
Additional paid-in-capital	374,101,816	99,934,852
Net unrealized appreciation on investments	4,150	—
Net realized gain on investments	—	—
Accumulated (overdistributed) undistributed net investment income	(1,713,709)	841,358
Total net assets (equivalent to $12.65 and $15.13 per common share at September 30, 2014 and September 30, 2013, respectively) (Note 12)	372,686,925	100,842,878
Total liabilities and net assets	$412,505,344	$101,450,044

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Statements of Operations

	Year ended September 30, 2014	Period from June 29, 2013 (commencement of operations) through September 30, 2013
Interest income:
Non-control/Non-affiliate investments	$10,121,680	$434,338
Interest on cash and cash equivalents	8,889	1,674
Total interest income	10,130,569	436,012
Fee income:
Non-control/Non-affiliate investments	5,712,050	708,448
Total fee income	5,712,050	708,448
Total investment income	15,842,619	1,144,460
Expenses:
Base management fee	1,757,492	61,379
Part I incentive fee	1,556,612	—
Part II incentive fee	54,826	—
Professional fees	827,447	102,811
Board of Directors fees	185,083	33,521
Interest expense	1,555,767	—
Administrator expense	514,861	61,721
General and administrative expenses	583,942	43,670
Total expenses	7,036,030	303,102
Base management fee waived	(154,875)	—
Net expenses	6,881,155	303,102
Net investment income	8,961,464	841,358
Unrealized appreciation (depreciation) on investments:
Non-control/Non-affiliate investments	4,150	—
Net unrealized appreciation on investments	4,150	—
Realized gain (loss) on investments:
Non-control/Non-affiliate investments	269,981	—
Net realized gain on investments	269,981	—
Net increase in net assets resulting from operations	$9,235,595	$841,358
Net investment income per common share – basic and diluted	$0.96	$0.16
Earnings per common share – basic and diluted	$0.99	$0.16
Weighted average common shares outstanding – basic and diluted	9,290,330	5,319,250

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Statements of Changes in Net Assets

	Year ended September 30, 2014	Period from June 29, 2013 (commencement of operations) through September 30, 2013
Operations:
Net investment income	$8,961,464	$841,358
Net unrealized appreciation on investments	4,150	—
Net realized gain on investments	269,981	—
Net increase in net assets resulting from operations	9,235,595	841,358
Stockholder transactions:
Distributions to stockholders from ordinary income	(11,823,899)	—
Tax return of capital	(1,749,538)	—
Net decrease in net assets from stockholder transactions	(13,573,437)	—
Capital share transactions:
Issuance of common stock, net	276,181,889	100,000,020
Issuance of common stock under dividend reinvestment plan	224,038	—
Repurchases of common stock under dividend reinvestment plan	(224,038)	—
Net increase in net assets from capital share transactions	276,181,889	100,000,020
Total increase in net assets	271,844,047	100,841,378
Net assets at beginning of period	100,842,878	1,500
Net assets at end of period	$372,686,925	$100,842,878
Net asset value per common share	$12.65	$15.13
Common shares outstanding at end of period	29,466,768	6,666,768

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Statements of Cash Flows

	Year ended September 30, 2014	Period from June 29, 2013 through September 30, 2013
Cash flows from operating activities:
Net increase in net assets resulting from operations	$9,235,595	$841,358
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net unrealized appreciation on investments	(4,150)	—
Net realized gain on investments	(269,981)	—
Recognition of fee income	(5,712,050)	(708,448)
Accretion of original issue discount on investments	(50,074)	(4,464)
Amortization of deferred financing costs	210,415	—
Changes in operating assets and liabilities:
Fee income received	5,755,018	708,448
Increase in restricted cash	(2,127,405)	—
Increase in interest and fees receivable	(725,987)	(394,023)
Increase in due from portfolio companies	(192,507)	(8,333)
(Increase) decrease in other assets	47,240	(47,240)
Increase in accounts payable, accrued expenses and other liabilities	729,617	484,066
Increase in base management fee payable	414,058	61,379
Increase in incentive fee payable	981,006	—
Increase in due to FSC CT	177,896	61,721
Increase in interest payable	205,646	—
Increase in payables from unsettled transactions	27,863,000	—
Purchases of investments and net revolver activity	(404,197,284)	(52,657,486)
Principal payments applied to investments (scheduled payments)	5,587,277	8,333
Principal payments applied to investments (payoffs)	26,978,730	—
Proceeds from the sale of investments	120,564,734	4,000,000
Net cash used in operating activities	(214,529,206)	(47,654,689)
Cash flows from financing activities:
Proceeds from the issuance of common stock	276,687,121	100,000,020
Distributions paid in cash	(4,700,460)	—
Repurchases of common stock under dividend reinvestment plan	(32,946)	—
Borrowings under credit facility	110,620,610	—
Repayments of borrowings under credit facility	(110,620,610)	—
Deferred financing costs paid	(1,836,347)	—
Offering costs paid	(505,233)	—
Net cash provided by financing activities	269,612,135	100,000,020
Net increase in cash and cash equivalents	55,082,929	52,345,331
Cash and cash equivalents, beginning of period	52,346,831	1,500
Cash and cash equivalents, end of period	$107,429,760	$52,346,831
Supplemental information:
Cash paid for interest	$1,220,079	$—
Non-cash financing activities
Issuance of shares of common stock under dividend reinvestment plan	$32,946	$—

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(8)	Industry	Principal(5)	Cost	Fair Value
Control Investments(3)			$—	$—
Affiliate Investments(4)			$—	$—
Non-Control/Non-Affiliate Investments(6)
Triple Point Group Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 7/10/2020(8)(10)		$2,181,723	$2,079,045	$2,001,494
First Lien Revolver, LIBOR+4.25% (1% floor) cash due 7/10/2018(8)			—	—
			2,079,045	2,001,494
BioScrip, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2020(8)(10)		1,670,679	1,670,678	1,671,520
			1,670,678	1,671,520
Blackhawk Specialty Tools, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 8/1/2019(8)(10)		4,749,995	4,749,995	4,708,121
			4,749,995	4,708,121
New Trident Holdcorp, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2019(8)(10)		4,950,000	4,950,000	4,959,019
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 7/31/2020(8)		1,000,000	1,000,000	1,003,056
			5,950,000	5,962,075
Landslide Holdings, Inc.	Application software
First Lien Revolver, L+4.25% (1% floor) cash due 8/9/2018			—	—
			—	—
Smile Brands Group Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6.25% (1.25% floor) cash due 8/16/2019(8)(10)		4,950,000	4,950,000	4,855,860
			4,950,000	4,855,860
NXT Capital, LLC	Diversified capital markets
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 9/4/2018(8)(10)		5,447,487	5,447,487	5,459,605
			5,447,487	5,459,605
Vitera Healthcare Solutions, LLC	Healthcare technology
First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/4/2020(8)(10)		4,962,500	4,962,500	4,980,474
Second Lien Term Loan, LIBOR+8.25% (1% floor) cash due 11/4/2021(8)		3,000,000	3,000,000	3,030,948
			7,962,500	8,011,422
The Active Network, Inc.	Internet software & services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 11/15/2021(8)		2,400,000	2,400,000	2,401,616
			2,400,000	2,401,616
Accruent, LLC	Internet software & services
First Lien Term Loan, LIBOR+4.5% (1.25% floor) cash due 11/25/2019(8)(10)		6,461,732	6,461,732	6,366,822
			6,461,732	6,366,822

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(8)	Industry	Principal(5)	Cost	Fair Value
Travel Leaders Group, LLC	Hotels, resorts & cruise lines
First Lien Term Loan B, LIBOR+6% (1% floor) cash due 12/5/2018(8)(10)		$9,625,000	$9,625,000	$9,592,523
			9,625,000	9,592,523
Pacific Architects and Engineers Incorporated	Diversified support services
First Lien Term Loan B, LIBOR+6.25% (1% floor) cash due 7/17/2018(8)(10)		3,473,750	3,473,750	3,461,756
			3,473,750	3,461,756
Power Products, LLC	Electrical components & equipment
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 12/13/2019(8)(10)		4,975,000	4,975,000	4,860,113
			4,975,000	4,860,113
Survey Sampling International, LLC	Research & consulting services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 12/12/2019(8)(10)		4,937,500	4,937,500	4,941,631
			4,937,500	4,941,631
Therakos, Inc.	Healthcare services
First Lien Term Loan, LIBOR+6.25% (1.25% floor) cash due 12/27/2017(8)(10)		1,946,028	1,946,028	1,927,011
			1,946,028	1,927,011
Answers Corporation	Internet software & services
First Lien Term Loan, LIBOR+4.5% (3.25% floor) cash due 12/20/2018(8)(10)		4,812,500	4,812,500	4,871,425
Second Lien Term Loan, LIBOR+10% (1% floor) cash due 6/19/2020(8)(10)		2,000,000	2,000,000	2,046,110
			6,812,500	6,917,535
Maxor National Pharmacy Services, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 1/31/2020(8)(10)		9,925,000	9,925,000	9,887,945
			9,925,000	9,887,945
NextCare, Inc.	Healthcare services
Senior Term Loan, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(10)		5,384,152	5,384,152	5,396,673
Delayed Draw Term Loan, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(10)			—	—
Senior Revolver, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(10)		187,410	187,410	187,410
Acquisition Line, LIBOR+5.75% (1.25% floor) cash due 10/10/2017(8)(10)		398,781	398,781	398,781
			5,970,343	5,982,864
J.A. Cosmetics Holdings, Inc.	Personal products
First Lien Term Loan, LIBOR+5% (1.25% floor) cash due 1/31/2019(8)(10)		4,937,500	4,937,500	4,888,194
			4,937,500	4,888,194
Aegis Toxicology Sciences Corporation	Healthcare services
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 8/24/2021(8)		3,100,000	3,100,000	3,107,612
			3,100,000	3,107,612
B&H Education, Inc.	Education services
First Lien Term Loan, LIBOR+5.25% (1.5% floor) cash due 5/3/2015(8)(10)		6,382,886	6,354,343	6,376,798
			6,354,343	6,376,798

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(8)	Industry	Principal(5)	Cost	Fair Value
Deluxe Entertainment Services Group Inc.	Movies & entertainment
First Lien Term Loan, LIBOR+5.5% (1% floor) cash due 2/28/2020(8)(10)		$4,672,320	$4,483,834	$4,640,481
			4,483,834	4,640,481
Aptean, Inc.	Application software
Second Lien Term Loan, LIBOR+7.5% (1% floor) cash due 2/24/2021(8)		1,250,000	1,250,000	1,258,260
			1,250,000	1,258,260
Extreme Reach, Inc.	Advertising
First Lien Term Loan, LIBOR+5.75% (1% floor) cash due 1/24/2020(8)(10)		5,432,000	5,432,000	5,473,100
			5,432,000	5,473,100
CM Delaware LLC	Advertising
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 3/18/2021(7)(8)(9)(10)		2,189,000	2,189,000	2,189,687
			2,189,000	2,189,687
Stratus Technologies, Inc.	Computer hardware
First Lien Term Loan, LIBOR+5% (1% floor) cash due 4/28/2021(8)(10)		4,604,167	4,604,167	4,605,770
			4,604,167	4,605,770
TravelCLICK, Inc.	Internet software & services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 5/6/2019(8)(10)		4,987,816	4,987,816	4,993,915
Second Lien Term Loan, LIBOR+7.75% (1% floor) cash due 11/8/2021(8)		4,000,000	4,000,000	4,002,939
			8,987,816	8,996,854
LTI Flexible Products, Inc.	Electronic components
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 5/1/2021(8)(10)		4,588,500	4,588,500	4,611,005
			4,588,500	4,611,005
Language Line, LLC	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.75% (1.75% floor) cash due 12/20/2016(8)		4,400,000	4,394,774	4,403,484
			4,394,774	4,403,484
IPC Systems, Inc.	Alternative carriers
First Lien Term Loan, LIBOR+5% (1% floor) cash due 11/8/2020(8)(10)		4,987,500	4,987,500	4,987,468
			4,987,500	4,987,468
LTCG Holdings Corp.	Healthcare services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 6/6/2020(8)(10)		1,185,000	1,185,000	1,185,844
			1,185,000	1,185,844
GTCR Valor Companies, Inc.	Advertising
First Lien Term Loan, LIBOR+5% (1% floor) cash due 5/30/2021(8)(10)		3,179,723	3,179,723	3,176,754
Delayed Draw Term Loan, L+5% (1% floor) cash due 5/30/2021			—	—
			3,179,723	3,176,754
ConvergeOne Holdings Corp.	Integrated telecommunication services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 6/17/2020(8)(10)		3,990,000	3,990,000	3,992,347
			3,990,000	3,992,347

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(8)	Industry	Principal(5)	Cost	Fair Value
American Residential Services, L.L.C.	Specialized consumer services
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 6/30/2021(8)(10)		$3,192,000	$3,192,000	$3,193,060
			3,192,000	3,193,060
Verdesian Life Sciences, LLC	Fertilizers & agricultural chemicals
First Lien Term Loan, LIBOR+5% (1% floor) cash due 7/1/2020(8)(10)		3,955,000	3,955,000	4,039,398
			3,955,000	4,039,398
PR Wireless, Inc.	Wireless telecommunication services
First Lien Term Loan, LIBOR+9% (1% floor) cash due 6/27/2020(7)(10)		2,992,500	2,992,500	2,797,378
35.5263 Common Stock Warrants(7)			—	167,990
			2,992,500	2,965,368
TV Borrower US, LLC	Integrated telecommunication services
First Lien Term Loan, LIBOR+5% (1% floor) cash due 1/8/2021(7)(10)		7,000,000	7,000,000	7,000,000
Second Lien Term Loan, LIBOR+8.5% (1% floor) cash due 7/8/2021(7)		3,000,000	3,000,000	3,000,000
			10,000,000	10,000,000
Symphony Teleca Services, Inc.	Application software
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 8/7/2019(10)		2,500,000	2,500,000	2,500,000
			2,500,000	2,500,000
St. George’s University Scholastic Services LLC	Education services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 8/7/2021(7)(10)		3,000,000	3,000,000	3,000,000
			3,000,000	3,000,000
CPI Buyer, LLC	Healthcare equipment
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 8/15/2021		8,900,000	8,900,000	8,900,000
			8,900,000	8,900,000
EP Minerals, LLC	Specialty chemicals
First Lien Term Loan, LIBOR+4.5% (1% floor) cash due 8/20/2020(10)		3,200,000	3,200,000	3,200,000
			3,200,000	3,200,000
American Dental Partners, Inc.	Healthcare services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 8/29/2021		6,000,000	6,000,000	6,000,000
			6,000,000	6,000,000
BeyondTrust Software, Inc.	Application software
First Lien Term Loan, LIBOR+7% (1% floor) cash due 9/25/2019(10)		67,500,000	67,460,337	67,500,000
First Lien Revolver, LIBOR+7% (1% floor) cash due 9/25/2019(11)			(3,305)	—
500,000 Class A membership interest in BeyondTrust Holdings LLC			500,000	500,000
			67,957,032	68,000,000
Reliant Hospital Partners, LLC	Healthcare services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 10/1/2019(10)		7,500,000	7,500,000	7,500,000
			7,500,000	7,500,000

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2014

Portfolio Company/Type of Investment(1)(2)(8)	Industry	Principal(5)	Cost	Fair Value
Hill International, Inc.	Construction and engineering
First Lien Term Loan, LIBOR+6.75% (1% floor) cash due 9/26/2019(10)		$6,100,000	$6,100,000	$6,100,000
			6,100,000	6,100,000
Scientific Games International, Inc.	Casinos & gaming
First Lien Term Loan, LIBOR+5% (1% floor) cash due 9/17/2021(10)		13,300,000	13,300,000	13,300,000
			13,300,000	13,300,000
Evergreen Skills Lux S.a.r.l	Internet software & services
First Lien Term Loan, LIBOR+4.75% (1% floor) cash due 4/28/2021(7)(10)		2,400,000	2,400,000	2,400,000
			2,400,000	2,400,000
Vestcom International, Inc.	Data processing & outsourced services
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 9/30/2021(10)		6,000,000	6,000,000	6,000,000
			6,000,000	6,000,000
Total Non-Control/Non-Affiliate Investments (80.5% of net assets)			$299,997,247	$300,001,397
Total Portfolio Investments (80.5% of net assets)			$299,997,247	$300,001,397

(1)	All debt investments are income producing unless otherwise noted.
(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.
(5)	Principal amount is net of repayments, if any.
(6)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(7)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.
(8)	The principal balance outstanding for all floating rate loans is indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.
(9)	Interest rates have been adjusted on certain term loans from the stated rates in the original credit agreement as shown in the Consolidated Schedule of Investments. These rate adjustments are temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	Reason
CM Delaware LLC	May 5, 2014	+ 0.75% on First Lien Term Loan	Per loan amendment
(10)	Held by the Company, in whole or in part, indirectly through FS Senior Funding LLC and pledged as collateral under the Company’s credit facility with Natixis, New York Branch.
(11)	Investment has undrawn commitments and a negative cost basis as a result of unamortized fees. Unamortized fees are classified as unearned income which reduces cost basis.

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments
September 30, 2013

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(5)	Cost	Fair Value
Control Investments(3)			$—	$—
Affiliate Investments(4)			$—	$—
Non-Control/Non-Affiliate Investments(6)
Triple Point Group Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 7/10/2020(7)		$5,000,000	$4,879,464	$4,879,464
			4,879,464	4,879,464
BioScrip, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2020(7)		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
Blackhawk Specialty Tools, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+5.25% (1.25% floor) cash due 8/1/2019(7)		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
New Trident Holdcorp, Inc.	Healthcare services
First Lien Term Loan B, LIBOR+5.25% (1.25% floor) cash due 7/31/2019(7)		10,000,000	10,000,000	10,000,000
Second Lien Term Loan, LIBOR+9% (1.25% floor) cash due 7/31/2020(7)		1,000,000	1,000,000	1,000,000
			11,000,000	11,000,000
Bellisio Foods, Inc.	Packaged foods & meats
First Lien Term Loan B, LIBOR+4.25% (1% floor) cash due 8/1/2019(7)		4,449,153	4,449,153	4,449,153
			4,449,153	4,449,153
Landslide Holdings, Inc.	Application software
First Lien Term Loan, LIBOR+4.25% (1% floor) cash due 8/9/2019(7)		3,325,000	3,325,000	3,325,000
First Lien Revolver, LIBOR+4.25% (1% floor) cash due 8/9/2018(7)			—	—
			3,325,000	3,325,000
Smile Brands Group Inc.	Healthcare services
First Lien Term Loan B, LIBOR+6.25% (1.25% floor) cash due 8/16/2019(7)		10,000,000	10,000,000	10,000,000
			10,000,000	10,000,000
NXT Capital, LLC	Diversified capital markets
First Lien Term Loan, LIBOR+5.25% (1% floor) cash due 9/4/2018(7)		5,000,000	5,000,000	5,000,000
			5,000,000	5,000,000
Total Non-Control/Non-Affiliate Investments (48.2% of net assets)			$48,653,617	$48,653,617
Total Portfolio Investments (48.2% of net assets)			$48,653,617	$48,653,617

(1)	All debt investments are income producing unless otherwise noted.
(2)	See Note 3 to the Financial Statements for portfolio composition by geographic region.
(3)	Control Investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.
(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

See notes to Consolidated Financial Statements.

Fifth Street Senior Floating Rate Corp.

Consolidated Schedule of Investments – (continued)
September 30, 2013

(5)	Principal amount is net of repayments, if any.
(6)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(7)	The principal balance outstanding for this debt investment is a floating rate loan indexed to LIBOR and an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Company has provided the applicable margin over LIBOR based on each respective credit agreement.

See notes to Consolidated Financial Statements.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

Fifth Street Senior Floating Rate Corp. (the “Company”) was formed in May 2013 as a Delaware corporation and structured as an externally managed, closed-end, non-diversified management investment company, that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The Company is managed by Fifth Street Management LLC (the “Investment Adviser”).

The Company also has a wholly-owned subsidiary that is consolidated for accounting purposes and the portfolio investments held by the subsidiary are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

On July 17, 2013, the Company completed an initial public offering of 6,666,668 shares of its common stock at the public offering price of $15.00 per share. The proceeds of its initial public offering totaled $100.0 million and all offering costs were borne by the Company’s Investment Adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses. The Company’s common stock is listed on the NASDAQ Global Select Market, where it trades under the symbol “FSFR.”

On August 19, 2014, the Company completed a follow-on public offering of 22,800,000 shares of its common stock at the public offering price of $12.91 per share. The net proceeds totaled $276.2 million after deducting underwriting commissions of $17.7 million and offering costs of $0.5 million.

Note 2. Significant Accounting Policies

Basis of Presentation:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

The previous year comparative period presented for these financial statements is for the period from June 29, 2013 through September 30, 2013, as June 29, 2013 was the commencement of the Company’s operations.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $300.0 million and $48.7 million at September 30, 2014 and September 30, 2013, respectively. The portfolio investments represent 80.5% and 48.2% of net assets at September 30, 2014 and September 30, 2013, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Fair Value Measurements:

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.
•	Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt investments on an individual basis, using bond yield, market and income approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its debt investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market or income approach in determining the fair value of the Company’s investment in the portfolio company. In certain instances, the Company may use alternative methodologies, including an asset liquidation model, expected recovery model or other alternative approaches.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation and amortization), cash flows, net income, revenues, or, in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Company’s finance department;
•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;
•	Separately, independent valuation firms are engaged by the Board of Directors to prepare preliminary valuations on a selected basis and submit the reports to the Company;
•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;
•	The finance department prepares a valuation report for the Audit Committee of the Board of Directors;
•	The Audit Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;
•	The Audit Committee of the Board of Directors reviews the preliminary valuations with the portfolio managers of the Investment Adviser, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Audit Committee;
•	The Audit Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and
•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of each of the Company’s investments at September 30, 2014 and September 30, 2013 was determined by the Board of Directors. The Board of Directors has engaged independent valuation firms to provide the Company with valuation assistance on a portion of the Company’s portfolio on a quarterly basis and a substantial portion of the Company’s portfolio over the course of each fiscal year; however, the Board of Directors is ultimately and solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

Investment Income:

Interest income, adjusted for accretion of original issue discount (“OID”) is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible.

The Company generally recognizes dividend income on the ex-dividend date.

The Company may invest in debt securities which contain payment-in-kind (“PIK”) interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly servicing fees, advisory fees, structuring fees and prepayment fees that the Company receives in connection with its debt investments. These fees are recognized as earned.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

Cash, Cash Equivalents and Restricted Cash:

Cash, cash equivalents and restricted cash consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash, cash equivalents and restricted cash with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. As of September 30, 2014, included in cash, cash equivalents and restricted cash is $4.9 million that was held at U.S. Bank, National Association in connection with the Company’s Natixis facility (as defined in Note 6 — Line of Credit). Pursuant to the terms of the credit agreement, the Company is restricted in terms of access to $2.1 million of the $4.9 million until such time as the Company submits its required monthly reporting schedules and Natixis, New York Branch verifies the Company’s compliance with the terms of the credit agreement with the Company.

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses in connection with the closing or amending of the Company’s Natixis facility, and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the term of the Natixis facility. This amortization expense is included in interest expense in the Company’s Consolidated Statements of Operations.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of Company’s common stock, including legal, accounting and printing fees. There were $0.5 million of offering costs charged to capital during the year ended September 30, 2014.

Income Taxes:

As a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“Code”), the Company is not subject to U.S. federal income tax on the portion of its taxable income and gains distributed to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any U.S. federal or state income tax at the corporate level. As a RIC, the Company is also be subject to a U.S. federal excise tax based on distributive requirements of its taxable income on a calendar year basis. The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis U.S. federal excise tax for calendar year 2013. The Company does not expect to incur a U.S. federal excise tax for calendar year 2014. The Company may incur a U.S. federal excise tax in future years.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Company identifies its major tax jurisdictions as U.S. Federal and Connecticut, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2. Significant Accounting Policies  – (continued)

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act will be automatically deemed an investment company under the new GAAP definition. The Company anticipates no impact from adoption of this guidance. ASU 2013-08 will be effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

Note 3. Portfolio Investments

At September 30, 2014, 80.5% of net assets, or $300.0 million, was invested in 48 portfolio investments and 28.8% of net assets, or $107.4 million, was in cash and cash equivalents (excluding restricted cash). In comparison, at September 30, 2013, 48.2% of net assets, or $48.7 million, was invested in 8 portfolio investments and 51.9% of net assets, or $52.3 million, was in cash and cash equivalents. As of September 30, 2014 and September 30, 2013, 99.8% and 100.0%, respectively, of our investment portfolio, at cost and fair value, consisted of senior secured debt investments that bore interest at floating rates which are secured by first or second priority liens on the assets of the portfolio companies.

During the year ended September 30, 2014, the Company recorded net unrealized appreciation of $4,150, consisting of $167,990 of unrealized appreciation of equity investments and $85,076 of net reclassifications to realized losses on debt investments (resulting in unrealized appreciation), partially offset by $248,916 of unrealized depreciation on debt investments. During the period from June 29, 2013 through September 30, 2013, the Company recorded no net unrealized appreciation or depreciation on its investments.

The composition of the Company’s investments as of September 30, 2014 and September 30, 2013 at cost and fair value was as follows:

	September 30, 2014		September 30, 2013
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities (senior secured)	$299,497,247	$299,333,407	$48,653,617	$48,653,617
Investment in equity securities (common stock and warrants)	500,000	667,990	—	—
Total	$299,997,247	$300,001,397	$48,653,617	$48,653,617

The following table presents the financial instruments carried at fair value as of September 30, 2014, by caption on the Company’s Consolidated Statements of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$299,333,407	$299,333,407
Investment in equity securities (common stock and warrants)			$667,990	$667,990
Total investments at fair value	$—	$—	$300,001,397	$300,001,397

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

The following table presents the financial instruments carried at fair value as of September 30, 2013, by caption on the Company’s Consolidated Statements of Assets and Liabilities for each of the levels of hierarchy established by ASC 820:

	Level 1	Level 2	Level 3	Total
Investments in debt securities (senior secured)	$—	$—	$48,653,617	$48,653,617
Total investments at fair value	$—	$—	$48,653,617	$48,653,617

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from September 30, 2013 to September 30, 2014, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Subordinated Debt	Common Equity/ Warrants	Total
Fair value at September 30, 2013	$48,653,617	—	$—	$48,653,617
New investments & net revolver activity	400,697,284	3,000,000	500,000	404,197,284
Repayments	(150,097,631)	(3,033,110)	—	(153,130,741)
Accretion of original issue discount	50,074	—	—	50,074
Net change in unearned income	(42,968)	—	—	(42,968)
Net unrealized appreciation (depreciation)	(163,840)	—	167,990	4,150
Realized gain (loss) on investments	236,871	33,110	—	269,981
Fair value as of September 30, 2014	$299,333,407	$—	$667,990	$300,001,397
Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2014 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statements of Operations for the year ended September 30, 2014	$(163,840)	$—	$167,990	$4,150

The following table provides a roll-forward in the changes in fair value from June 29, 2013 to September 30, 2013, for all investments for which the Company determines fair value using unobservable (Level 3) factors:

	Senior Secured Debt	Total
Fair value at June 29, 2013	$—	$—
New investments & net revolver activity	52,657,486	52,657,486
Redemptions/repayments	(4,008,333)	(4,008,333)
Accretion of original issue discount	4,464	4,464

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

	Senior Secured Debt	Total
Net unrealized appreciation (depreciation)	—	—
Realized gain (loss) on investments	—	—
Fair value as of September 30, 2013	$48,653,617	$48,653,617
Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2013 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statements of Operations for the period from June 29, 2013 through September 30, 2013	$—	$—

The Company generally utilizes a bond yield model to estimate the fair value of its debt investments when there is not a readily available market value (Level 3), which model is based on the present value of expected cash flows from the debt investments. The significant observable inputs into the model are market interest rates for debt with similar characteristics, which are adjusted for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. These factors are incorporated into the calculation of the capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount), which are significant unobservable inputs into the model.

Significant Unobservable Inputs for Level 3 Investments

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of September 30, 2014:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(c)
Senior secured debt	$299,333,407	Bond yield approach	Capital structure premium(a)	0.0% – 2.0%	0.3%
			Tranche specific risk premium/(discount)(a)	(3.0)% – 5.0%	(0.1)%
			Size premium(a)	0.0% – 1.5%	0.5%
			Industry premium/(discount)(a)	(0.7)% – 1.1%	0.3%
Common equity/ warrants	$667,990	Market and income approaches	Weighted average cost of capital	7.0% – 21.0%	17.5%
			Company specific risk premium(a)	4.0% – 5.0%	4.3%
			Revenue growth rate	11.7% – 41.9%	34.3%
			EBITDA multiple(b)	9.5x – 9.9x	9.6x
			Revenue multiple(b)	4.1x – 5.3x	4.7x
Total	$300,001,397

(a)	Used when market participant would take into account this premium or discount when pricing the investment.
(b)	Used when market participant would use such multiples when pricing the investment.
(c)	Weighted averages are calculated based on fair value of investments.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

The following table provides quantitative information related to the significant unobservable inputs for Level 3 investments, which are carried at fair value as of September 30, 2013:

Asset	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average(a)
Senior secured debt	$48,653,617	Recent market transactions	Market yield	5.4% – 10.5%	6.8%
Total	$48,653,617

(a)	Weighted average is calculated based on fair value of investments.

Under the bond yield approach, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt securities are capital structure premium, tranche specific risk premium/(discount), size premium and industry premium/(discount). Significant increases or decreases in any of those inputs in isolation may result in a significantly lower or higher fair value measurement, respectively.

Under the market and income approaches, the significant unobservable inputs used in the fair value measurement of the Company’s investments in debt or equity securities are the weighted average cost of capital, company specific risk premium, revenue growth rate, EBITDA multiple and revenue multiple. Significant increases or decreases in a portfolio company’s weighted average cost of capital or company specific risk premium in isolation may result in a significantly lower or higher fair value measurement, respectively. Significant increases or decreases in the revenue growth rate or valuation multiples in isolation may result in a significantly higher or lower fair value measurement, respectively.

Off-Balance Sheet Arrangements

The Company’s off-balance sheet arrangements consisted of $19.6 million and $5.8 million of unfunded commitments to provide debt financing to its portfolio companies as of September 30, 2014 and September 30, 2013, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Consolidated Statements of Assets and Liabilities and are not reflected in the Company’s Consolidated Statements of Assets and Liabilities.

A summary of the composition of the unfunded commitments (consisting of revolvers and term loans) as of September 30, 2014 and September 30, 2013 is shown in the table below:

	September 30, 2014	September 30, 2013
BeyondTrust Software, Inc.	$5,625,000	$—
Landslide Holdings, Inc.	5,000,000	5,000,000
Triple Point Group Holdings, Inc.	4,984,375	—
GTCR Valor Companies, Inc.	2,412,308	—
NextCare, Inc.	1,555,642	—
Bellisio Foods, Inc.	—	800,847
Total	$19,577,325	$5,800,847

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

The Company primarily invests in portfolio companies located in North America. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	September 30, 2014		September 30, 2013
Cost:
Southwest U.S.	$103,814,102	34.61%	$5,000,000	10.28%
Northeast U.S.	70,932,234	23.64	20,879,464	42.91
Midwest U.S.	40,489,710	13.50	9,449,153	19.42
West U.S.	32,871,451	10.96	13,325,000	27.39
Southeast U.S.	31,308,250	10.44	—	—
International	20,581,500	6.85	—	—
Total	$299,997,247	100.00%	$48,653,617	100.00%

Fair Value:
Southwest U.S.	$103,704,012	34.57%	$5,000,000	10.28%
Northeast U.S.	70,855,117	23.62	20,879,464	42.91
Midwest U.S.	40,492,198	13.50	9,449,153	19.42
West U.S.	32,989,244	11.00	13,325,000	27.39
Southeast U.S.	31,405,771	10.47	—	—
International	20,555,055	6.84	—	—
Total	$300,001,397	100.00%	$48,653,617	100.00%

The composition of the Company’s portfolio by industry at cost and fair values as of September 30, 2014 and September 30, 2013 were as follows:

	September 30, 2014		September 30, 2013
Cost:
Application software	$73,786,077	24.60%	$8,204,464	16.86%
Healthcare services	38,272,049	12.76	26,000,000	53.44
Internet software & services	27,062,048	9.02	—	—
Integrated telecommunication services	18,384,774	6.13	—	—
Casinos & gaming	13,300,000	4.43	—	—
Advertising	10,800,723	3.60	—	—
Pharmaceuticals	9,925,000	3.31	—	—
Hotels, resorts & cruise lines	9,625,000	3.21	—	—
Education services	9,354,343	3.12	—	—
Healthcare equipment	8,900,000	2.97	—	—
Healthcare technology	7,962,500	2.65	—	—
Construction and engineering	6,100,000	2.03	—	—
Data processing & outsourced services	6,000,000	2.00	—	—
Diversified capital markets	5,447,487	1.81	5,000,000	10.28
Alternative carriers	4,987,500	1.66	—	—
Electrical components & equipment	4,975,000	1.66	—	—
Personal products	4,937,500	1.65	—	—
Research & consulting services	4,937,500	1.65	—	—

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

	September 30, 2014		September 30, 2013
Oil & gas equipment & services	$4,749,995	1.58%	$5,000,000	10.28%
Computer hardware	4,604,167	1.53	—	—
Electronic components	4,588,500	1.53	—	—
Movies & entertainment	4,483,834	1.49	—	—
Fertilizers & agricultural chemicals	3,955,000	1.32	—	—
Diversified support services	3,473,750	1.16	—	—
Specialty chemicals	3,200,000	1.07	—	—
Specialized consumer services	3,192,000	1.06	—	—
Wireless telecommunication services	2,992,500	1.00	—	—
Packaged foods & meats	—	—	4,449,153	9.14
Total	$299,997,247	100.00%	$48,653,617	100.00%

	September 30, 2014		September 30, 2013
Fair Value:
Application software	$73,759,754	24.59%	$8,204,464	16.86%
Healthcare services	38,192,786	12.73	26,000,000	53.44
Internet software & services	27,082,827	9.03	—	—
Integrated telecommunication services	18,395,831	6.13	—	—
Casinos & gaming	13,300,000	4.43	—	—
Advertising	10,839,541	3.61	—	—
Pharmaceuticals	9,887,945	3.30	—	—
Hotels, resorts & cruise lines	9,592,523	3.20	—	—
Education services	9,376,798	3.13	—	—
Healthcare equipment	8,900,000	2.97	—	—
Healthcare technology	8,011,422	2.67	—	—
Construction and engineering	6,100,000	2.03	—	—
Data processing & outsourced services	6,000,000	2.00	—	—
Diversified capital markets	5,459,605	1.80	5,000,000	10.28
Alternative carriers	4,987,468	1.66	—	—
Research & consulting services	4,941,631	1.65	—	—
Personal products	4,888,194	1.63	—	—
Electrical components & equipment	4,860,113	1.62	—	—
Oil & gas equipment & services	4,708,121	1.57	5,000,000	10.28
Movies & entertainment	4,640,481	1.55	—	—
Electronic components	4,611,005	1.54	—	—
Computer hardware	4,605,770	1.54	—	—
Fertilizers & agricultural chemicals	4,039,398	1.35	—	—
Diversified support services	3,461,756	1.15	—	—
Specialty chemicals	3,200,000	1.07	—	—
Specialized consumer services	3,193,060	1.06	—	—
Wireless telecommunication services	2,965,368	0.99	—	—
Packaged foods & meats	—	—	4,449,153	9.14
Total	$300,001,397	100.00%	$48,653,617	100.00%

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3. Portfolio Investments  – (continued)

The Company’s investments are generally in middle market companies in a variety of industries. At September 30, 2014 and September 30, 2013, the Company had no single investment that represented greater than 25% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the year ended September 30, 2014 no individual investment produced income that exceeded 15% of total investment income. For the period from June 29, 2013 through September 30, 2013, no individual investment produced income that exceeded 25% of total investment income.

Note 4. Fee Income

The Company receives a variety of fees in the ordinary course of business including servicing, advisory, structuring and prepayment fees, which are classified as fee income and recognized as they are earned.

Note 5. Share Data

On July 17, 2013, the Company completed an initial public offering of 6,666,668 shares of its common stock at the public offering price of $15.00 per share. The proceeds of its initial public offering totaled $100.0 million and all offering costs were borne by the Company’s Investment Adviser, including $5.3 million of underwriting commissions and $0.4 million of other offering related expenses.

On August 19, 2014, the Company completed a follow-on public offering of 22,800,000 shares of its common stock at the public offering price of $12.91. The net proceeds totaled $276.2 million after deducting underwriting commissions of $17.7 million and offering costs of $0.5 million.

The following sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the year ended September 30, 2014 and the period from June 29, 2013 (commencement of operations) through September 30, 2013:

	Year ended September 30, 2014	Period from June 29, 2013 (commencement of operations) through September 30, 2013
Earnings per common share – basic and diluted:
Net increase in net assets resulting from operations	$9,235,595	$841,358
Weighted average common shares outstanding – basic and diluted	9,290,330	5,319,250
Earnings per common share – basic and diluted	$0.99	$0.16

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 5. Share Data  – (continued)

The Company’s Board of Directors has declared the following distributions from inception to September 30, 2014:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued(1)	DRIP Shares Value
October 8, 2013	October 21, 2013	October 31, 2013	$0.01	$66,668	—	$—
October 8, 2013	December 16, 2013	January 31, 2014	0.20	1,333,354	606	8,288
January 3, 2014	March 31, 2014	April 15, 2014	0.23	1,533,357	469	6,734
February 11, 2014	June 30, 2014	July 15, 2014	0.27	1,800,027	1,279	17,924
May 12, 2014	September 15, 2014	October 15, 2014	0.30	8,840,030	17,127	191,093
September 9, 2014	December 15, 2014	January 15, 2015	0.30
November 20, 2014	April 2, 2015	April 15, 2015	0.30

(1)	Shares were purchased on the open market and distributed.

Note 6. Line of Credit

On November 1, 2013, FS Senior Funding LLC, the Company’s wholly-owned, special purpose financing subsidiary, entered into a $100 million revolving credit facility (the “Natixis facility”) with the lenders referred to therein, Natixis, New York Branch, as administrative agent, and U.S. Bank National Association, as collateral agent and custodian.

Borrowings under the Natixis facility are subject to certain customary advance rates and accrue interest at a rate equal to either the applicable commercial paper rate (subject to an overall cap) plus 1.90% in the case of a lender that is a commercial paper conduit or otherwise the three-month LIBOR plus 2.00% per annum. In addition, there is a commitment fee payable on the undrawn amount under the credit facility equal to 1.00% (or 0.50% for the first six months after the closing date) of such undrawn amount. Interest and commitment fees are payable quarterly in arrears. The reinvestment period under the credit facility ends 18 months after the closing date and the credit facility will mature on November 1, 2021.

As of September 30, 2014, the Company had no borrowings outstanding under the Natixis facility. Borrowings under the Natixis facility are secured by all of the assets of FS Senior Funding LLC and all of the Company’s equity interest in FS Senior Funding LLC. The Company may use the Natixis facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the Natixis facility is subject to the satisfaction of certain conditions. The Company’s borrowings under the Natixis facility bore interest at a weighted average interest rate of 2.203% for the year ended September 30, 2014. For the year ended September 30, 2014, the Company recorded interest expense of $1.6 million related to the Natixis facility. For the period from June 29, 2013 through September 30, 2013, the Company recorded no interest expense since it had not yet entered into the Natixis facility.

Note 7. Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions of income from portfolio companies are generally recorded as dividend income on the ex-dividend date.

As of September 30, 2014 and September 30, 2013, there were no investments on which the Company had stopped accruing cash interest or OID income. For the year ended September 30, 2014 and the period from June 29, 2013 through September 30, 2013, there were no income non-accrual amounts.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8. Taxable/Distributable Income and Dividend Distributions

Taxable income may differ from net increase (decrease) in net assets resulting from operations primarily due to unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the year ended September 30, 2014 and the period from June 29, 2013 through September 30, 2013:

	Year ended September 30, 2014	Period from June 29, 2013 (commencement of operations) through September 30, 2013
Net increase in net assets resulting from operations	$9,235,595	$841,358
Net unrealized appreciation on investments	(4,150)	—
Book/tax difference due to deferred loan fees	1,713,711	—
Book/tax difference due to capital gains not recognized	—	—
Other book/tax differences	25,671	—
Taxable/Distributable Income(1)	$10,970,827	$841,358

(1)	The Company’s taxable income for 2014 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2014. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2014, the components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income, net (RIC status)	$—
Realized capital gains (losses)	—
Unrealized gains, net	4,150

As of September 30, 2014, the effect of the permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets on the Consolidated Statements of Assets and Liabilities as follows:

Undistributed Net Investment Income	$2,056,904
Accumulated Net Realized Gain/(Loss) on Investments	(269,981)
Paid-In Capital	(1,786,923)

For financial reporting purposes, capital accounts have been adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of prepayment fees, nondeductible excise taxes paid, reclassification of distributions paid and return of capital distributions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company is permitted to carry forward any net capital losses, if any, incurred in taxable years beginning after the date of enactment for an unlimited period.

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8. Taxable/Distributable Income and Dividend Distributions  – (continued)

substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

For income tax purposes, the Company estimates that its distributions for the calendar year 2014 will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2014.

As a RIC, the Company is also subject to a U.S. federal excise tax based on distributive requirements of its taxable income on a calendar year basis. The Company incurred a de minimis U.S. federal excise tax for calendar year 2013. The Company does not expect to incur a U.S. federal excise tax for calendar year 2014.

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Net unrealized appreciation or depreciation reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the year ended September 30, 2014, the Company recorded investment realization events, including the following:

•	In March 2014, the Company received a cash payment of $5.0 million from Bellisio Foods, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In May 2014, the Company received a cash payment of $8.8 million from American Auto Auction Group, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction;
•	In August 2014, the Company received a cash payment of $4.5 million from Quorum Business Solutions (USA), Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par (plus additional fees) and no realized gain or loss was recorded on the transaction;
•	In August 2014, the Company received a cash payment of $7.5 million from TriMark USA LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on the transaction; and
•	During the year ended September 30, 2014, the Company received cash payments of $147.6 million in connection with full or partial open market sales and repayments of debt investments and recorded a net realized gain of $0.3 million.

During the period from June 29, 2013 through September 30, 2013, we recorded the following investment realization event:

•	In September 2013, we received $4.0 million in connection with the sale of our investment in BMC Software Finance, Inc. The debt investment was exited at par and no realized gain or loss was recorded on this transaction.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 9. Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments  – (continued)

During the year ended September 30, 2014 and the period from June 29, 2013 through September 30, 2013, the Company recorded $4,150 and $0, respectively, of net unrealized appreciation on its investments. For the year ended September 30, 2014, the Company’s net unrealized appreciation consisted of $85,076 of net reclassifications to realized losses on debt investments (resulting in unrealized appreciation) and $167,990 of net unrealized appreciation on equity investments, offset by $248,916 of net unrealized depreciation on debt investments.

Note 10. Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11. Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components — a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 1% of the Company’s gross assets (i.e., total assets held before deduction of any liabilities), which includes any investments acquired with the use of leverage and excludes any cash, cash equivalents and restricted cash. The base management fee is calculated based on the average value of the Company’s gross assets at the end of the two most recently completed quarters. The base management fee is payable quarterly in arrears and the fee for any partial month or quarter is appropriately prorated.

For the year ended September 30, 2014, the Investment Adviser voluntarily agreed to waive the portion of the base management fee attributable to assets funded with proceeds from the August 2014 offering, which resulted in a waiver of $0.2 million. For the year ended September 30, 2014 and the period from June 29, 2013 through September 30, 2013, base management fees (net of waivers) were $1.6 million and $0.1 million, respectively. At September 30, 2014 and September 30, 2013, respectively, the Company had liabilities on its Consolidated Statements of Assets and Liabilities in the amount of $0.5 million and $0.1 million, reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part (“Part I Incentive Fee”) is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement, and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 1.5% per quarter

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 11. Related Party Transactions  – (continued)

(6% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 1% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.5% (the “preferred return” or “hurdle”);
•	50% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and
•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

For the year ended September 30, 2014, the Part I incentive fee was $1.6 million, and for the period from June 29, 2013 through September 30, 2013, there was no Part I incentive fee payable to the investment adviser. At September 30, 2014, the Company had a liability on its Consolidated Statements of Assets and Liabilities in the amount of $0.9 million, reflecting the unpaid portion of the Part I incentive fee payable to the Investment Adviser.

The second part (“Part II incentive fee”) of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

In accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $0.1 million as of September 30, 2014 that is not currently due under the investment advisory and management agreement. For the period from June 29, 2013 through September 30, 2013, there was no Part II incentive fee to the investment adviser. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the Part II incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual Part II incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of September 30, 2014, the Company has not paid any Part II incentive fees since inception. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior periods or a reversal of previously recorded expense if such cumulative amount is

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 11. Related Party Transactions  – (continued)

less than in the prior periods. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

On January 1, 2014, the Company entered into an administration agreement with a new administrator, FSC CT, Inc., which has since converted to FSC CT LLC (“FSC CT”), under substantially similar terms as its prior administration agreement with FSC, Inc. Under the administration agreement with FSC CT, administrative services are provided to the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC CT also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC CT assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company provides reimbursement for the allocable portion of overhead and other expenses incurred in connection with payments of rent at market rates and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. Such reimbursement is at cost with no profit to, or markup by, FSC CT. FSC CT may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the year ended September 30, 2014 and the period from June 29, 2013 through September 30, 2013, the Company accrued administrative expenses of $0.7 million and $0.1 million, respectively. At September 30, 2014 and September 30, 2013, $0.2 million and $0.1 million, respectively, was included in Due to FSC CT in the Consolidated Statements of Assets and Liabilities.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 12. Financial Highlights

	Year ended September 30, 2014	Period from June 29, 2013 (commencement of operations) through September 30, 2013
Net asset value at beginning of period	$15.13	$—
Net investment income(5)	0.96	0.16
Net unrealized appreciation on investments(5)	—	—
Net realized gain on investments(5)	0.03	—
Distributions to stockholders from ordinary income	(0.88)	—
Distributions to stockholders classified as tax return of capital	(0.13)	—
Net issuance of common stock	(2.46)	14.97
Net asset value at end of period	$12.65	$15.13
Per share market value at beginning of period	13.54	15.00
Per share market value at end of period	11.82	13.54
Total return(1)	(8.20)%	(9.73)%
Common shares outstanding at beginning of period	6,666,768	100
Common shares outstanding at end of period	29,466,768	6,666,768
Net assets at beginning of period	$100,842,878	$1,500
Net assets at end of period	$372,686,925	$100,842,878
Average net assets(2)	$132,931,068	$80,200,478
Ratio of net investment income to average net assets(3)	6.74%	3.99%
Ratio of total expenses to average net assets (excluding base management fee waiver)(3)	5.29%	1.44%
Base management fee waiver effect(3)	(0.11)%	—%
Ratio of net expenses to average net assets(3)	5.18%	1.44%
Ratio of portfolio turnover to average investments at fair value	78.96%	16.44%
Weighted average outstanding debt(4)	$49,833,018	$—
Average debt per share	$5.36	$—

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized during interim periods.
(2)	Calculated based upon the weighted average net assets for the period.
(3)	Periods less than 12 months are annualized.
(4)	Calculated based upon the weighted average of loans payable for the period.
(5)	Calculated based upon weighted average shares outstanding for the period.

Note 13. Subsequent Events

On October 16, 2014, the Company entered into agreements to expand our Natixis facility from $100 million to $200 million, including a $100 million term loan and a $100 million revolving credit facility. Fifth Third Bank (“Fifth Third”) also joined the facility as a term loan lender. The $50 million term loan provided by Fifth Third is priced at LIBOR plus 2% per annum, and the $100 million revolving credit facility and $50 million term loan provided by Natixis, New York Branch, are priced at the applicable commercial paper rate plus 1.9% per annum. The facility maturity date of November 1, 2021 remains unchanged.

FIFTH STREET SENIOR FLOATING RATE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 13. Subsequent Events  – (continued)

On November 5, 2014, the Company formed FSFR Glick JV LLC (“FSFR Glick JV”), a joint venture with entities controlled by members of the Glick Family (“GF Funding”). The joint venture is expected to primarily invest in senior secured floating rate middle market corporate debt securities. FSFR Glick JV has $100 million in commitments of subordinated notes and equity with FSFR providing $87.5 million and GF Funding providing $12.5 million. In addition, FSFR Glick JV intends to seek third party financing to support the joint venture.

Fifth Street Senior Floating Rate Corp.

$700,000,000

Common Stock
Debt Securities
Warrants

PROSPECTUS

              , 2015

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1) Financial Statements

The following financial statements of Fifth Street Senior Floating Rate Corp. (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

Page
Consolidated Financial Statements (unaudited):
Consolidated Statements of Assets and Liabilities as of June 30, 2015 and September 30, 2014	F-2
Consolidated Statements of Operations for the three and nine months ended June 30, 2015 and June 30, 2014	F-3
Consolidated Statements of Changes in Net Assets for the nine months ended June 30, 2015 and June 30, 2014	F-4
Consolidated Statements of Cash Flows for the nine months ended June 30, 2015 and June 30, 2014	F-5
Consolidated Schedule of Investments as of June 30, 2015	F-6
Consolidated Schedule of Investments as of September 30, 2014	F-14
Notes to Consolidated Financial Statements	F-20
Audited Consolidated Financial Statements:
Report of Independent Registered Public Accounting Firm	F-51
Consolidated Statements of Assets and Liabilities as of September 30, 2014 and September 30, 2013	F-52
Consolidated Statements of Operations for the year ended September 30, 2014 and the period from June 29, 2013 (commencement of operations) through September 30, 2013	F-53
Consolidated Statements of Changes in Net Assets for the year ended September 30, 2014 and the period from June 29, 2013 (commencement of operations) through September 30, 2013	F-54
Consolidated Statements of Cash Flows for the year ended September 30, 2014 and the period from June 29, 2013 (commencement of operations) through September 30, 2013	F-55
Consolidated Schedule of Investments as of September 30, 2014	F-56
Schedule of Investments as of September 30, 2013	F-61
Notes to Consolidated Financial Statements	F-63

(2) Exhibits

a.	Amended and Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit a filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
b.	Bylaws of the Registrant (Incorporated by reference to Exhibit b filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
d.1	Form of Common Stock Certificate (Incorporated by reference to Exhibit d filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
d.2	Form of Indenture (Incorporated by reference to Exhibit d.2 filed with the Registrant’s Registration Statement on Form N-2 Pre-Effective Amendment No. 1 (File No. 333-202835) filed on May 5, 2015.
d.3	Indenture among FS Senior Funding Ltd, FS Senior Funding CLO LLC and Wells Fargo Bank, National Association, dated as of May 28, 2015 (Incorporated by reference to Exhibit 4.1 filed with Registrant’s current report on Form 8-K (File no. 814-01013) filed on June 3, 2015).
e.	Dividend Reinvestment Plan (Incorporated by reference to Exhibit e filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
g.	Investment Advisory Agreement by and between Registrant and Fifth Street Management LLC (Incorporated by reference to Exhibit g filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
h.	Form of Underwriting Agreement.**
j.	Form of Custody Agreement (Incorporated by reference to Exhibit j filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
k.1	Administration Agreement by and between Registrant and FSC CT LLC (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 10-Q (File No. 814-01013) filed on February 9, 2015).
k.2	Amended and Restated Credit Agreement by and among the lenders referred to therein, FS Senior Funding LLC, Natixis, New York Branch, and U.S. Bank National Association, dated as of October 16, 2014 (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-k (File No. 814-01013) filed October 21, 2014).
k.3	Amended and Restated Loan Sale and Contribution Agreement by and between Registrant and FS Senior Funding LLC, dated as of October 16, 2014 (Incorporated by reference to Exhibit 10.2 filed with the Registrant’s Current Report on Form 8-k (File No. 814-01013) filed October 21, 2014).
k.4	Collateral Management Agreement by and between FS Senior Funding LLC and Registrant, dated as of November 1, 2013 (Incorporated by reference to Exhibit 10.3 filed with the Registrant’s Current Report on Form 8-K (File No. 814-01013) filed on November 7, 2013).
k.5	Amended and Restated Credit Agreement by and among the lenders referred to therein, FS Senior Funding LLC, Natixis, New York Branch, and U.S. Bank National Association, dated as of October 16, 2014 (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-01013) filed on October 21, 2014).
k.6	Amended and Restated Loan Sale and Contribution Agreement by and between Registrant and FS Senior Funding LLC, dated as of October 16, 2014 (Incorporated by reference to Exhibit 10.2 filed with the Registrant’s Current Report on Form 8-K (File No. 814-01013) filed on October 21, 2014).
k.7	Loan and Security Agreement by and among the Registrant, FS Senior Funding II LLC, the lenders referred to therein, Citibank, N.A., and Wells Fargo Bank, National Association, dated as of January 15, 2015 (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Current Report on Form 8-K (File No. 814-01013) filed on January 21, 2015).
k.8	Loan Sale Agreement by and between the Registrant and FS Senior Funding II LLC, dated as of January 15, 2015 (Incorporated by reference to Exhibit 10.2 filed with the Registrant’s Current Report on Form 8-K (File No. 814-01013) filed on January 21, 2015).

k.9	Amendment No. 1 to the Amended and Restated Credit Agreement by and among the lenders referred to therein, FS Senior Funding LLC, Natixis, New York Branch, and U.S. National Association, dated as of December 1, 2014 (Incorporated by reference to Exhibit k.9 filed with the Registrant's Registration Statement on Form N-2 (File No. 333-202835) filed on March 18, 2015).
k.10	Amendment No. 2 to the Amended and Restated Credit Agreement by and among the lenders referred to therein, FS Senior Funding LLC, Natixis, New York Branch, and U.S. Bank National Association, dated as of March 11, 2015 (Incorporated by reference to Exhibit k.10 filed with the Registrant's Registration Statement on Form N-2 (File No. 333-202835) filed on March 18, 2015).
k.11	Amendment No. 3 to the Amended and Restated Credit Agreement by and among the lenders referred to therein, FS Senior Funding LLC, Natixis, New York Branch, and U.S. Bank National Association, dated as of May 4, 2015 (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 10-Q (File No. 814-01013) filed on May 11, 2015.
k.12	Class A-R Note Purchase Agreement, by and among FS Senior Funding Ltd., as issuer, FS Senior Funding CLO LLC, as co-issuer, Natixis, New York Branch, as Class A-R Note Agent, and each of the Class A-R Noteholders parties thereto, dated as of May 28, 2015 (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Form 10-Q (File No. 814-01013) filed on August 10, 2015).
k.13	Master Transfer Agreement by and between Fifth Street Senior Floating Rate Corp., as the seller, and FS Senior Funding Ltd., as the buyer, dated as of May 28, 2015 (Incorporated by reference to Exhibit 10.2 filed with the Registrant’s Form 10-Q (File No. 814-01013) filed on August 10, 2015).
k.14	Collateral Management Agreement by and between FS Senior Funding Ltd., as issuer, and Fifth Street Senior Floating Rate Corp., as collateral manager, dated as of May 28, 2015 (Incorporated by reference to Exhibit 10.3 filed with the Registrant’s Form 10-Q (File No. 814-01013) filed on August 10, 2015).
k.15	Sub-Advisory Agreement between Fifth Street Senior Floating Rate Corp., as collateral manager, and Fifth Street Management LLC, as sub-advisor, dated as of May 28, 2015 (Incorporated by reference to Exhibit 10.4 filed with the Registrant’s Form 10-Q (File No. 814-01013) filed on August 10, 2015).
l.	Opinion of Sutherland Asbill & Brennan LLP. (Incorporated by reference to Exhibit l filed with the Registrant's Registration Statement on Form N-2 Pre-Effective Amendment No. 1 (File No. 333-202835) filed on May 5, 2015).
n.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to Exhibit l hereto).
n.2	Consent of PricewaterhouseCoopers LLP.*
r.1	Code of Ethics of Registrant (Incorporated by reference to Exhibit r.1 filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
r.2	Code of Ethics of Fifth Street Management LLC (Incorporated by reference to Exhibit r.2 filed with the Registrant’s Registration Statement on Form N-2 (File No. 333-188904) filed on July 8, 2013).
99.1	Form of prospectus supplement for common stock offerings (Incorporated by reference to Exhibit 99.1 filed with the Registrant's Registration Statement on Form N-2 Pre-Effective Amendment No. 1 (File No. 333-202835) filed on May 5, 2015).
99.2	Form of prospectus supplement for warrant offerings (Incorporated by reference to Exhibit 99.2 filed with the Registrant's Registration Statement on Form N-2 Pre-Effective Amendment No. 1 (File No. 333-202835) filed on May 5, 2015).
99.3	Form of prospectus supplement for retail note offerings (Incorporated by reference to Exhibit 99.3 filed with the Registrant's Registration Statement on Form N-2 Pre-Effective Amendment No. 1 (File No. 333-202835) filed on May 5, 2015).
99.4	Form of prospectus supplement for institutional note offerings (Incorporated by reference to Exhibit 99.4 filed with the Registrant's Registration Statement on Form N-2 Pre-Effective Amendment No. 1 (File No. 333-202835 filed on May 5, 2015).

*	Filed herewith.
**	To be filed with post-effective amendment, if applicable.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee	$82,432
FINRA filing fee	105,500
NASDAQ Global Select Market listing fee	250,000
Accounting fees and expenses	150,000
Legal fees and expenses	400,000
Printing and engraving	300,000
Total	$1,287,932

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated.

Item 28. Persons Controlled By Or Under Common Control

See “Management,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at September 23, 2015.

Title of Class	Number of Record Holders
Common stock, $0.01 par value	3

Item 30. Indemnification

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

Subject to the Investment Company Act of 1940, as amended (the “1940 Act”) or any valid rule, regulation or order of the SEC thereunder, our certificate of incorporation provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, the Registrant’s certificate of incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant’s certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant’s certificate of incorporation.

The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

The Registrant may agree to indemnify any underwriters in connection with an offering pursuant to this Registration Statement against specific liabilities, including liabilities under the Securities Act of 1933, as amended.

Item 31. Business And Other Connections Of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Registrant’s investment adviser, and each executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Business — Our Investment Adviser,” “Management — Board of Directors and Executive Officers — Directors,” “— Executive Officers,” “Portfolio Management” and “Investment Advisory Agreement.” Additional information regarding our investment adviser and its officers is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68676), and is incorporated herein by reference.

Item 32. Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Fifth Street Senior Floating Rate Corp., 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830;
(2)	the Transfer Agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219;
(3)	the Custodian, U.S. Bank National Association, 214 N. Tryon Street, 27th Floor, Charlotte, NC 28202;
(4)	the investment adviser, Fifth Street Management LLC, 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830; and
(5)	the administrator, FSC CT LLC, 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

(4) Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(f) To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

(g) Insofar as indemnification for liability arising under the Securities Act may be permitted to Registrant’s directors, officers and controlling persons, that Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant undertakes, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the Securities Act and the Registrant will be governed by the final adjudication of such issue.

(5) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrants undertake to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich, State of Connecticut, on September 25, 2015.

FIFTH STREET SENIOR FLOATING RATE CORP.

By:	/s/ Ivelin M. Dimitrov Name: Ivelin M. Dimitrov Title: Chief Executive Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Ivelin M. Dimitrov Ivelin M. Dimitrov	Chief Executive Officer and Director (Principal Executive Officer)	September 25, 2015
/s/ Steven M. Noreika Steven M. Noreika	Chief Financial Officer (Principal Financial and Accounting Officer)	September 25, 2015
/s/ Todd Owens Todd Owens	President and Director	September 25, 2015
* Bernard D. Berman	Chairman and Director	September 25, 2015
* Brian S. Dunn	Director	September 25, 2015
* Richard P. Dutkiewicz	Director	September 25, 2015
* Jeffrey R. Kay	Director	September 25, 2015
* Douglas F. Ray	Director	September 25, 2015
* Alexander C. Frank	Director	September 25, 2015
*	Signed by Ivelin M. Dimitrov pursuant to the power of attorney granted on March 17, 2015.